UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-9279
Van Kampen Equity Trust II

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices)     (Zip code)
Jerry W. Miller
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 8/31
Date of reporting period: 8/31/08

Item 1. Report to Shareholders.

The Trust’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Technology Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of August 31, 2008.

This material must be preceded or accompanied by a Class A, B, and C share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 8/31/08

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the NYSE Arca Tech 100 Index® and the S&P 500® Index from 7/31/99 (the first month-end after inception) through 8/31/08. Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares
	since 7/26/99		since 7/26/99		since 7/26/99
		w/max		w/max		w/max
		5.75%		5.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales
Total Returns	charges	charge	charges	charge	charges	charge

Since Inception	–7.17%	–7.78%	–7.81%	–7.81%	–7.88%	–7.88%

5-year	5.27	4.03	4.46	4.21	4.46	4.46

1-year	–11.65	–16.72	–12.06	–16.46	–12.06	–12.94

Past performance is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund’s returns would have been lower. Periods of less than one year are not annualized.

The NYSE Arca Tech 100 Index® is a price-weighted index comprised of common stocks and ADRs of technology-related companies listed on U.S. exchanges. The Standard & Poor’s 500® Index is generally representative of the U.S. stock market. These indices do not include any expenses, fees or sales charges, which would lower performance. These indices are unmanaged and should not be considered an investment.

1

Fund Report
For the 12-month period ended August 31, 2008

Market Conditions

In the 12-month period ended August 31, 2008, the technology sector outperformed the broad stock market (as measured by the NYSE Arca Tech 100 Index® and the S&P 500® Index), although both indexes declined on an absolute basis for the period. The loss of confidence in the financial sector, which suffered massive asset losses on the back of the subprime mortgage market collapse, and the subsequent credit market tightening that halted access to capital for both corporate and consumer borrowers led to a highly volatile market environment during the period. Economic woes further dampened sentiment, with signs of growing economic distress and record-topping oil prices stoking stagflation fears. These events contributed to the broad market’s double-digit decline for the 12-month period.

In contrast, the technology sector had performed well in 2007 on the back of strong fundamentals, largely driven by consumer spending and weakness in the U.S. dollar. In addition, technology stocks benefited from investors’ initial hopes that the sector would remain insulated from the problems plaguing the financial sector.

However, that optimism was dashed in early 2008 when several high-profile technology companies, including Google, Intel and VMware, fell short of their earnings expectations, and Cisco Systems’ management team forecasted weaker spending by large U.S. enterprises. As 2008 progressed, macroeconomic concerns continued to overshadow investor confidence in technology stocks. Consumer confidence fell significantly, hurting the prospects for spending on personal technology and home computers as well as gaming equipment and entertainment software (video games). Furthermore, the U.S. dollar reversed course in 2008 and its relative strength does not bode well for a number of technology industries.

The financial crisis that has roiled capital markets since 2007 only intensified from September onward. Overnight lending rates rose to extreme levels and inter-bank lending effectively came to a halt as banks refused to lend, raising borrowing costs and hampering economic activity around the world. Banks and other large financial institutions worldwide faced collapse and, in some cases, outright nationalization as governments moved to attempt to shore up the financial system and to protect depositors. Indeed, recent weeks have seen announcements of an array of government actions around the world to support the orderly functioning of credit activity. Volatility in the capital markets has remained elevated, with the CBOE VIX index of equity volatility reaching record levels while a sustained flight to quality briefly sent short-term Treasury yields to negative rates. Such volatility could well remain a significant feature of the markets until the crisis abates.

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Performance Analysis

All share classes of Van Kampen Technology Fund underperformed the NYSE Arca Tech 100 Index® and the S&P 500® Index for the 12 months ended August 31, 2008, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended August 31, 2008

			NYSE Arca Tech
Class A	Class B	Class C	100 Index®	S&P 500® Index

–11.65%	–12.06%	–12.06%	–4.84%	–11.14%

The performance for the three share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Among the chief detractors from the Fund’s relative performance during the period were holdings in the semiconductors and semiconductor equipment group, where stock selection had a negative effect on relative results. Likewise, stock selection in the software segment was also disadvantageous due to a blue-chip software company which lost value after reporting disappointing earnings in early 2008 and the abrupt departure of its CEO in July. In addition, compared to the NYSE Arca Tech 100 Index®, the Fund lacked exposure to a software company that advanced on acquisition news and therefore the Fund did not benefit from the stock’s rise. The Fund was also hampered by both a relative overweight and weak stock selection in the internet software and services group. Internet search providers’ profitability fell below expectations during the period, and investors remained concerned about how the companies would fare in a slower economy, given that their growth is driven entirely by advertising revenues. Further diminishing relative results was a holding in an internet company which suffered following a failed bid for its acquisition.

Better performing investments helped to mitigate some of the negative relative performance during the period. In many cases, the Fund steered clear of or had only minimal exposure to some of the weakest performing stocks in the NYSE Arca Tech 100 Index®, which included select office electronics, electronics equipment instruments, and health care equipment and supplies stocks. Furthermore, we have actively sought to manage the Fund’s overall volatility by maintaining appropriate exposure to health and life sciences companies that meet our investment criteria in addition to traditional technology companies.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Top 10 Holdings as of 8/31/08

Apple, Inc.	6.3%
QUALCOMM, Inc.	5.7
Google, Inc., Class A	4.3
Research In Motion Ltd.	4.1
Yahoo!, Inc.	3.9
Hewlett-Packard Co.	3.8
Lockheed Martin Corp.	3.6
Cisco Systems, Inc.	3.5
Genentech, Inc.	3.4
Activision Blizzard Inc.	3.4

Summary of Investments by Industry Classification as of 8/31/08

Communications Equipment	17.6%
Computer Hardware	12.7
Semiconductors	10.6
Application Software	10.4
Internet Software & Services	9.7
Biotechnology	9.3
Systems Software	8.1
Aerospace & Defense	3.6
Semiconductor Equipment	3.6
Data Processing & Outsourced Services	3.5
Home Entertainment Software	3.4
Internet Retail	2.5
Computer Storage & Peripherals	2.3
Fertilizers & Agricultural Chemicals	1.8
Electrical Components & Equipment	0.9

Total Long-Term Investments	100.0
Repurchase Agreements	0.2

Total Investments	100.2
Liabilities in Excess of Other Assets	(0.2)

Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

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For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

5

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

6

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 3/1/08 - 8/31/08.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	3/1/08	8/31/08	3/1/08-8/31/08

Class A
Actual	$1,000.00	$1,009.94	$9.85
Hypothetical	1,000.00	1,015.33	9.88
(5% annual return before expenses)

Class B
Actual	1,000.00	1,004.24	13.60
Hypothetical	1,000.00	1,011.56	13.65
(5% annual return before expenses)

Class C
Actual	1,000.00	1,006.37	13.62
Hypothetical	1,000.00	1,011.56	13.65
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.95%, 2.70%, and 2.70% for Class A, B and C Shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

7

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 15, 2008 and May 8, 2008, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of existing and alternative breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the

8

independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management team over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing

9

services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

10

Van Kampen Technology Fund
Portfolio of Investments  ■  August 31, 2008

	Number of
Description	Shares	Value

Common Stocks 100.0%
Aerospace & Defense 3.6%
Lockheed Martin Corp.	50,000	$5,822,000

Application Software 10.4%
Adobe Systems, Inc. (a)	60,000	2,569,800
Amdocs Ltd. (Guernsey) (a)	100,000	3,019,000
Autodesk, Inc. (a)	50,000	1,776,500
Citrix Systems, Inc. (a)	60,000	1,816,200
Salesforce.com, Inc. (a)	30,000	1,680,600
SAP AG—ADR (Germany)	55,000	3,084,400
Synopsys, Inc. (a)	130,000	2,798,900

		16,745,400

Biotechnology 9.3%
Amgen, Inc. (a)	45,000	2,828,250
Genentech, Inc. (a)	55,000	5,431,250
Genzyme Corp. (a)	50,000	3,915,000
Gilead Sciences, Inc. (a)	55,000	2,897,400

		15,071,900

Communications Equipment 17.6%
Cisco Systems, Inc. (a)	235,000	5,651,750
Corning, Inc.	75,000	1,540,500
Juniper Networks, Inc. (a)	140,000	3,598,000
Nokia Oyj—ADR (Finland)	65,000	1,636,050
Nortel Networks Corp. (Canada) (a)	18,842	113,925
QUALCOMM, Inc.	175,000	9,213,750
Research In Motion Ltd. (Canada) (a)	55,000	6,688,000

		28,441,975

Computer Hardware 12.7%
Apple, Inc. (a)	60,000	10,171,800
Dell, Inc. (a)	85,000	1,847,050
Hewlett-Packard Co.	130,000	6,099,600
IBM Corp.	20,000	2,434,600

		20,553,050

Computer Storage & Peripherals 2.3%
EMC Corp. (a)	125,000	1,910,000
NetApp, Inc. (a)	70,000	1,783,600

		3,693,600

Data Processing & Outsourced Services 3.5%
MasterCard, Inc., Class A	7,500	1,819,125
Visa, Inc., Class A	50,000	3,795,000

		5,614,125

Electrical Components & Equipment 0.9%
First Solar, Inc. (a)	5,500	1,521,575

Fertilizers & Agricultural Chemicals 1.8%
Monsanto Co.	25,000	2,856,250

11
See Notes to Financial Statements

Van Kampen Technology Fund
Portfolio of Investments  ■  August 31, 2008  continued

	Number of
Description	Shares	Value

Home Entertainment Software 3.4%
Activision Blizzard, Inc. (a)	165,000	$5,415,300

Internet Retail 2.5%
Amazon.com, Inc. (a)	35,000	2,828,350
Priceline.com, Inc. (a)	12,500	1,162,250

		3,990,600

Internet Software & Services 9.7%
Baidu.com, Inc.—ADR (Cayman Islands) (a)	7,500	2,352,900
Google, Inc., Class A (a)	15,000	6,949,350
Yahoo!, Inc. (a)	325,000	6,298,500

		15,600,750

Semiconductor Equipment 3.6%
Applied Materials, Inc.	75,000	1,344,000
KLA-Tencor Corp.	60,000	2,223,600
Lam Research Corp. (a)	60,000	2,205,600

		5,773,200

Semiconductors 10.6%
Altera Corp.	60,000	1,358,400
Broadcom Corp., Class A (a)	65,000	1,563,900
Cypress Semiconductor Corp. (a)	65,000	2,107,300
Intel Corp.	125,000	2,858,750
Marvell Technology Group Ltd. (Bermuda) (a)	175,000	2,469,250
Maxim Integrated Products, Inc.	75,000	1,541,250
ON Semiconductor Corp. (a)	200,000	1,894,000
Texas Instruments, Inc.	65,000	1,593,150
Xilinx, Inc.	65,000	1,688,700

		17,074,700

Systems Software 8.1%
BMC Software, Inc. (a)	65,000	2,116,400
Check Point Software Technologies Ltd. (Israel) (a)	75,000	1,836,750
McAfee, Inc. (a)	100,000	3,956,000
Oracle Corp. (a)	100,000	2,193,000
Symantec Corp. (a)	135,000	3,011,850

		13,114,000

Total Long-Term Investments 100.0% (Cost $142,712,645)		161,288,425

12
See Notes to Financial Statements

Van Kampen Technology Fund
Portfolio of Investments  ■  August 31, 2008  continued

Description	Value

Repurchase Agreements 0.2%
Banc of America Securities ($97,143 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.08%, dated 08/29/08, to be sold on 09/02/08 at $97,165)	$97,143
Citigroup Global Markets, Inc. ($97,143 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.10%, dated 08/29/08, to be sold on 09/02/08 at $97,166)	97,143
JPMorgan Chase & Co. ($29,143 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.11%, dated 08/29/08, to be sold on 09/02/08 at $29,150)	29,143
State Street Bank & Trust Co. ($90,571 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.75%, dated 08/29/08, to be sold on 09/02/08 at $90,589)	90,571

Total Repurchase Agreements 0.2% (Cost $314,000)	314,000

Total Investments 100.2% (Cost $143,026,645)	161,602,425

Liabilities in Excess of Other Assets (0.2%)	(277,789)

Net Assets 100.0%	$161,324,636

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.

ADR—American Depositary Receipt

13
See Notes to Financial Statements

Van Kampen Technology Fund
Financial Statements

Statement of Assets and Liabilities
August 31, 2008

Assets:
Total Investments (Cost $143,026,645)	$161,602,425
Cash	425
Receivables:
Investments Sold	3,292,808
Dividends	131,838
Fund Shares Sold	40,203
Other	83,397

Total Assets	165,151,096

Liabilities:
Payables:
Investments Purchased	2,608,422
Distributor and Affiliates	300,922
Fund Shares Repurchased	176,636
Investment Advisory Fee	173,047
Trustees’ Deferred Compensation and Retirement Plans	150,082
Accrued Expenses	417,351

Total Liabilities	3,826,460

Net Assets	$161,324,636

Net Assets Consist of:
Capital (Par value of $.01 per share with an unlimited number of shares authorized)	$1,655,269,515
Net Unrealized Appreciation	18,575,780
Accumulated Net Investment Loss	(151,322)
Accumulated Net Realized Loss	(1,512,369,337)

Net Assets	$161,324,636

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $103,821,514 and 20,428,997 shares of beneficial interest issued and outstanding)	$5.08
Maximum sales charge (5.75%* of offering price)	0.31

Maximum offering price to public	$5.39

Class B Shares:
Net asset value and offering price per share (Based on net assets of $44,270,070 and 9,328,309 shares of beneficial interest issued and outstanding)	$4.75

Class C Shares:
Net asset value and offering price per share (Based on net assets of $13,233,052 and 2,789,353 shares of beneficial interest issued and outstanding)	$4.74

*	On sales of $50,000 or more, the sales charge will be reduced.

14
See Notes to Financial Statements

Van Kampen Technology Fund
Financial Statements  continued

Statement of Operations
For the Year Ended August 31, 2008

Investment Income:
Dividends (Net of foreign withholding taxes of $14,459)	$913,560
Interest	76,198

Total Income	989,758

Expenses:
Investment Advisory Fee	1,700,931
Transfer Agent Fees	1,596,250
Distribution (12b-1) and Service Fees
Class A	264,740
Class B	671,945
Class C	159,020
Professional Fees	61,720
Accounting and Administrative Expenses	53,766
Reports to Shareholders	53,311
Registration Fees	48,085
Trustees’ Fees and Related Expenses	24,740
Custody	20,194
Other	22,106

Total Expenses	4,676,808
Expense Reduction	363,310
Less Credits Earned on Cash Balances	4,924

Net Expenses	4,308,574

Net Investment Loss	$(3,318,816)

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$7,216,468
Foreign Currency Transactions	(7,052)

Net Realized Gain	7,209,416

Unrealized Appreciation/Depreciation:
Beginning of the Period	45,530,065
End of the Period	18,575,780

Net Unrealized Depreciation During the Period	(26,954,285)

Net Realized and Unrealized Loss	$(19,744,869)

Net Decrease in Net Assets From Operations	$(23,063,685)

15
See Notes to Financial Statements

Van Kampen Technology Fund
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	August 31, 2008	August 31, 2007

From Investment Activities:
Operations:
Net Investment Loss	$(3,318,816)	$(4,941,997)
Net Realized Gain	7,209,416	31,711,247
Net Unrealized Appreciation/Depreciation During the Period	(26,954,285)	12,019,249

Net Change in Net Assets from Investment Activities	(23,063,685)	38,788,499

From Capital Transactions:
Proceeds from Shares Sold	44,558,552	25,894,506
Cost of Shares Repurchased	(71,303,839)	(86,687,899)

Net Change in Net Assets from Capital Transactions	(26,745,287)	(60,793,393)

Total Decrease in Net Assets	(49,808,972)	(22,004,894)
Net Assets:
Beginning of the Period	211,133,608	233,138,502

End of the Period (Including accumulated net investment loss of $151,322 and $125,597, respectively)	$161,324,636	$211,133,608

16
See Notes to Financial Statements

Van Kampen Technology Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended August 31,
Class A Shares	2008	2007		2006	2005		2004

Net Asset Value, Beginning of the Period	$5.75	$4.81		$4.89	$3.88		$3.93

Net Investment Loss (a)	(0.08)	(0.09)		(0.09)	(0.08)		(0.09)
Net Realized and Unrealized Gain/Loss	(0.59)	1.03		0.01	1.09		0.04

Total from Investment Operations	(0.67)	0.94		(0.08)	1.01		(0.05)

Net Asset Value, End of the Period	$5.08	$5.75		$4.81	$4.89		$3.88

Total Return* (b)	–11.65%	19.54%		–1.64%	26.03%		–1.27%
Net Assets at End of the Period (In millions)	$103.8	$102.9		$98.0	$113.1		$108.7
Ratio of Expenses to Average Net Assets*	1.95%	2.27%		2.26%	2.42%		2.34%
Ratio of Net Investment Loss to Average Net Assets*	(1.41% )	(1.78%	)	(1.79% )	(1.72%	)	(2.13% )
Portfolio Turnover	119%	113%		88%	93%		180%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.13%	2.32%		N/A	N/A		N/A
Ratio of Net Investment Loss to Average Net Assets	(1.59% )	(1.83%	)	N/A	N/A		N/A

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

17
See Notes to Financial Statements

Van Kampen Technology Fund
Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended August 31,
Class B Shares	2008	2007		2006	2005		2004

Net Asset Value, Beginning of the Period	$5.39	$4.55		$4.66	$3.73		$3.81

Net Investment Loss (a)	(0.11)	(0.13)		(0.12)	(0.11)		(0.12)
Net Realized and Unrealized Gain/Loss	(0.53)	0.97		0.01	1.04		0.04

Total from Investment Operations	(0.64)	0.84		(0.11)	0.93		(0.08)

Net Asset Value, End of the Period	$4.75	$5.39		$4.55	$4.66		$3.73

Total Return* (b)	–12.06%	18.46%		–2.36%	24.93%		–2.10%
Net Assets at End of the Period (In millions)	$44.3	$90.3		$111.2	$144.8		$146.7
Ratio of Expenses to Average Net Assets*	2.70%	3.04%		3.03%	3.19%		3.11%
Ratio of Net Investment Loss to Average Net Assets*	(2.20% )	(2.56%	)	(2.56% )	(2.49%	)	(2.91% )
Portfolio Turnover	119%	113%		88%	93%		180%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.91%	3.09%		N/A	N/A		N/A
Ratio of Net Investment Loss to Average Net Assets	(2.41% )	(2.61%	)	N/A	N/A		N/A

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

18
See Notes to Financial Statements

Van Kampen Technology Fund
Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended August 31,
Class C Shares	2008	2007		2006	2005		2004

Net Asset Value, Beginning of the Period	$5.39	$4.55		$4.66	$3.73		$3.81

Net Investment Loss (a)	(0.11)	(0.13)		(0.12)	(0.11)		(0.12)
Net Realized and Unrealized Gain/Loss	(0.54)	0.97		0.01	1.04		0.04

Total from Investment Operations	(0.65)	0.84		(0.11)	0.93		(0.08)

Net Asset Value, End of the Period	$4.74	$5.39		$4.55	$4.66		$3.73

Total Return* (b)	–12.06%	18.46%		–2.36%	24.93%		–2.10%
Net Assets at End of the Period (In millions)	$13.2	$17.9		$24.0	$31.8		$34.7
Ratio of Expenses to Average Net Assets*	2.70%	3.05%		3.03%	3.19%		3.11%
Ratio of Net Investment Loss to Average Net Assets*	(2.18% )	(2.57%	)	(2.56% )	(2.49%	)	(2.91% )
Portfolio Turnover	119%	113%		88%	93%		180%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.90%	3.10%		N/A	N/A		N/A
Ratio of Net Investment Loss to Average Net Assets	(2.38% )	(2.61%	)	N/A	N/A		N/A

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

19
See Notes to Financial Statements

Van Kampen Technology Fund
Notes to Financial Statements  ■  August 31, 2008

1. Significant Accounting Policies
Van Kampen Technology Fund (the “Fund”) is organized as a series of Van Kampen Equity Trust II, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek capital appreciation. The Fund commenced investment operations on July 26, 1999. The Fund offers Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class. As of August 31, 2008, there have been no sales of Class I Shares.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sales price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expenses Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and

20

Van Kampen Technology Fund
Notes to Financial Statements  ■  August 31, 2008  continued

to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains recorded. The Fund adopted the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes on February 28, 2008. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended August 31, 2008, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. During the current fiscal year, the Fund utilized capital losses carried forward of $8,318,768. At August 31, 2008, the Fund had an accumulated capital loss carryforward for tax purposes of $1,511,270,679, which will expire according to the following schedule:

Amount	Expiration

$83,143,826	August 31, 2009
1,245,430,493	August 31, 2010
182,696,360	August 31, 2011

At August 31, 2008, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$144,125,305

Gross tax unrealized appreciation	$27,834,093
Gross tax unrealized depreciation	(10,356,973)

Net tax unrealized appreciation on investments	$17,477,120

E. Distribution of Income and Gains  The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.
There were no taxable distributions paid during the years ended August 31, 2008 and 2007.

21

Van Kampen Technology Fund
Notes to Financial Statements  ■  August 31, 2008  continued

Permanent differences primarily due to a net operating loss resulted in the following reclassifications among the Fund’s components of net assets at August 31, 2008:

Accumulated Net	Accumulated Net
Investment Loss	Realized Loss	Capital

$3,293,091	$10,692	$(3,303,783)

As of August 31, 2008, there were no distributable earnings on a tax basis.
Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post-October currency losses of $7,052, which are not recognized for tax purposes until the first day of the following fiscal year, and the deferral of losses relating to wash sales transactions.

F. Credits Earned on Cash Balances During the year ended August 31, 2008, the Fund’s custody fee was reduced by $4,924 as a result of credits earned on cash balances.

G. Foreign Currency Translation Assets and liabilities denominated in a foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of foreign currency and the amount realized between trade date and settlement date on securities transactions. Income and expense are translated at rates prevailing when accrued.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	.90%
Next $500 million	.85%
Over $1 billion	.80%

The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 1.95%, 2.70%, and 2.70% for Classes A, B, and C Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the year ended August 31, 2008, the Adviser waived or reimbursed approximately $363,300 of advisory fees or other expenses.
For the year ended August 31, 2008, the Fund recognized expenses of approximately $3,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO

22

Van Kampen Technology Fund
Notes to Financial Statements  ■  August 31, 2008  continued

provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended August 31, 2008, the Fund recognized expenses of approximately $48,800 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended August 31, 2008, the Fund recognized expenses of approximately $627,100 representing transfer agency fees paid to VKIS and its affiliates. The transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and trustees of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $71,600 are included in “Other” assets on the Statement of Assets and Liabilities at August 31, 2008. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the year ended August 31, 2008, the Fund paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of the Adviser, totaling $32,618.
For the year ended August 31, 2008, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund’s Class A Shares of approximately $34,700 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $56,000. Sales charges do not represent expenses to the Fund.

23

Van Kampen Technology Fund
Notes to Financial Statements  ■  August 31, 2008  continued

3. Capital Transactions
For the years ended August 31, 2008 and 2007, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	August 31, 2008		August 31, 2007
	Shares	Value	Shares	Value

Sales:
Class A	7,224,981	$39,747,081	3,799,287	$20,809,366
Class B	710,591	3,696,905	839,824	4,172,437
Class C	205,826	1,114,566	178,795	912,703

Total Sales	8,141,398	$44,558,552	4,817,906	$25,894,506

Repurchases:
Class A	(4,703,620)	$(25,846,292)	(6,286,810)	$(33,022,140)
Class B	(8,127,912)	(41,663,147)	(8,546,160)	(42,999,217)
Class C	(737,517)	(3,794,400)	(2,131,579)	(10,666,542)

Total Repurchases	(13,569,049)	$(71,303,839)	(16,964,549)	$(86,687,899)

4. Redemption Fee
Until November 3, 2008, the Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended August 31, 2008, the Fund received redemption fees of approximately $2,600, which are reported as part of “Cost of Shares Repurchased” on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01. The redemption fee will no longer be applied after November 3, 2008.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $224,854,749 and 253,940,550, respectively.

6. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $29,129,800 and $243,500 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the

24

Van Kampen Technology Fund
Notes to Financial Statements  ■  August 31, 2008  continued

distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Accounting Pronouncement
In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of August 31, 2008, the Adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of Operations for a fiscal period.
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

25

Van Kampen Technology Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Technology Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Technology Fund (the Fund) (one of the portfolios constituting the Van Kampen Equity Trust II) as of August 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Technology Fund of the Van Kampen Equity Trust II at August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
October 21, 2008

26

Van Kampen Technology Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Jerry W. Miller
President and Principal Executive Officer
Dennis Shea
Vice President
Kevin Klingert
Vice President
Amy R. Doberman
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

27

Van Kampen Technology Fund
Trustee and Officer Information

The business and affairs of each Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of each Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees:
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (63) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

28

Van Kampen Technology Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jerry D. Choate (70) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (67) CAC, L.L.C. 4350 La Jolla Village Drive Suite 980 San Diego, CA 92122-6223	Trustee	Trustee since 2003	President of CAC, L.L.C., a private company offering capital investment and management advisory services.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc. and Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

29

Van Kampen Technology Fund
Trustee and Officer Information continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Linda Hutton Heagy†† (60) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 1999	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (56) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 1999	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (72) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

30

Van Kampen Technology Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jack E. Nelson (72) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 1999	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (67) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

31

Van Kampen Technology Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (66) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

32

Van Kampen Technology Fund
Trustee and Officer Information continued
Interested Trustees:*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1999	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

††	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

33

Van Kampen Technology Fund
Trustee and Officer Information  continued

Officers:
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	each Fund	Served	During Past 5 Years

Jerry W. Miller (47) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex and Director of Van Kampen Investments since June 2008. President and Chief Executive Officer of Van Kampen Investments and Director, Managing Director, Chief Executive Officer and President of Van Kampen Funds, Inc. since March 2008. Central Division Director for Morgan Stanley’s Global Wealth Management Group from March 2006 to June 2008. Previously, Chief Operating Officer of the global proprietary business of Merrill Lynch Investment Management from 2002 to 2006.

Dennis Shea (55) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2006	Managing Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., the Adviser and Van Kampen Advisors Inc. Chief Investment Officer-Global Equity of the same entities since February 2006. Vice President of Morgan Stanley Institutional and Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing Director and Director of Global Equity Research at Morgan Stanley from April 2000 to February 2006.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Chief Operating Officer of the Fixed Income portion of Morgan Stanley Investment Management Inc. since May 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007. Assistant Vice President municipal portfolio manager at Merrill Lynch from March 1985 to October 1991.

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2004	Managing Director and General Counsel - U.S. Investment Management; Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisors Inc. and the Adviser. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004 and General Counsel of Aeltus Investment Management, Inc. from January 1997 to July 2000.

34

Van Kampen Technology Fund
Trustee and Officer Information continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	each Fund	Served	During Past 5 Years

Stefanie V. Chang Yu (41) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (53) 1 Parkview Plaza — Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1999	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (46) 1 Parkview Plaza — Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

35

Van Kampen Technology Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

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Van Kampen Technology Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Technology Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

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Van Kampen Technology Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

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Van Kampen Technology Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

77, 177, 277
TECHANN 10/08
IU08-05067P-Y08/08

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen International Advantage Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of August 31, 2008.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 8/31/08

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the MSCI All Country World Index ex-USA from 9/30/01 (the first month-end after inception) through 8/31/08. Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares		I Shares
	since 9/26/01		since 9/26/01		since 9/26/01		since 8/12/05
		w/max		w/max		w/max
		5.75%		5.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	8.65%	7.72%	7.86%	7.86%	8.01%	8.01%	6.50%

5-year	10.40	9.10	9.62	9.42	9.85	9.85	—

1-year	–18.36	–23.04	–19.01	–22.56	–18.97	–19.68	–18.19

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. As a result of recent market activity, current performance may vary from the figures shown. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund’s returns would have been lower.

1

The MSCI All Country World Index ex-USA is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The term ”free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

2

Fund Report
For the 12-month period ended August 31, 2008

Market Conditions

Concerns about a waning global economy and rising inflation drove the international equity markets lower during the 12 months ended August 31, 2008. In the first half of the period, markets outside the U.S. were affected to varying degrees by the subprime mortgage market collapse and ensuing credit crisis in the U.S., with the U.K. experiencing some turmoil in its banking industry while Asia, Japan and the emerging markets remained relatively insulated. As a result, international stocks (as measured by the MSCI All Country World Index ex-USA) were down a modest 1.63 percent in the first six months of the period.

However, the second half of the period marked a shift in investors’ focus from the deteriorating domestic economy and worsening financial sector in the U.S. toward the global economy. Slumping economies in Europe, the U.K., Japan and China, together with rising prices for oil and other commodities, and worries about tightening monetary conditions (particularly in the emerging markets) weighed heavily on investor sentiment. Central banks around the world kept a watchful eye on inflation, while the U.S. central bank, the Federal Reserve, continued to expand its lending facilities and lower the target federal funds rate to try to stimulate liquidity and calm the markets’ jitters. Although expectations of reduced global demand brought oil prices down from their July high, equity markets remained volatile amid uncertainty over the broader implications of weaker global growth.

The financial crisis that has roiled capital markets since 2007 only intensified from September onward. Overnight lending rates rose to extreme levels and inter-bank lending effectively came to a halt as banks refused to lend, raising borrowing costs and hampering economic activity around the world. Banks and other large financial institutions worldwide faced collapse and, in some cases, outright nationalization as governments moved to attempt to shore up the financial system and to protect depositors. Indeed, recent weeks have seen announcements of an array of government actions around the world to support the orderly functioning of credit activity. Volatility in the capital markets has remained elevated, with the CBOE VIX index of equity volatility reaching record levels while a sustained flight to quality briefly sent short-term Treasury yields to negative rates. Such volatility could well remain a significant feature of the markets until the crisis abates.

3

Performance Analysis

All share classes of Van Kampen International Advantage Fund underperformed the MSCI All Country (AC) World Index ex-USA for the 12 months ended August 31, 2008, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended August 31, 2008

				MSCI AC World Index
Class A	Class B	Class C	Class I	ex-USA

–18.36%	–19.01%	–18.97%	–18.19%	–12.59%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

The majority of performance was driven by negative security selection. In particular, the Fund held positions in two companies that were highly levered, both of which suffered major sell-offs in the midst of turmoil in the credit market and rising risk premiums in the fixed income market. From a broad sector standpoint, stock selection in the financials, information technology, and consumer staples sectors were the most significant detractors from relative performance, with positive contributions from security selection in the health care and telecommunication services sectors. In addition, the Fund was hurt by investors’ preference during the period for large-cap stocks over smaller-caps, as the portfolio was underweight in large caps and held a higher weighting in small- and mid-cap stocks.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

4

Top Ten Holdings as of 8/31/08

Fresenius AG	4.1%
Telefonica SA	3.9
QIAGEN NV	3.8
Teva Pharmaceutical Industries Ltd.	3.7
Lonza Group AG	3.6
NII Holdings, Inc., Class B	3.4
Intertek Group PLC	3.4
ICON PLC	3.3
adidas—Salomon AG	3.2
Fomento Economico Mexicano SA de CV, Class B	3.1

Summary of Investments by Country Classification as of 8/31/08

United Kingdom	15.2%
Germany	11.3
Bermuda	6.5
Spain	6.5
Mexico	5.7
Israel	5.5
Switzerland	5.1
Italy	4.4
France	4.2
Singapore	4.0
Netherlands	3.8
Japan	3.6
United States	3.4
Ireland	3.3
South Africa	2.5
Finland	2.4
Canada	2.4
Australia	2.4
Jersey	2.4
Greece	1.8
Sweden	1.5
China	1.3

Total Long-Term Investments	99.2
Total Repurchase Agreements	0.4

Total Investments	99.6
Foreign Currency	0.0 *
Other Assets in Excess of Liabilities	0.4

Net Assets	100.0%

*	Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of total net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

5

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

6

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

7

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 3/1/08 - 8/31/08.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	3/1/08	8/31/08	3/1/08-8/31/08

Class A
Actual	$1,000.00	$878.79	$7.65
Hypothetical	1,000.00	1,016.99	8.21
(5% annual return before expenses)

Class B
Actual	1,000.00	874.61	11.26
Hypothetical	1,000.00	1,013.12	12.09
(5% annual return before expenses)

Class C
Actual	1,000.00	874.62	11.26
Hypothetical	1,000.00	1,013.12	12.09
(5% annual return before expenses)

Class I
Actual	1,000.00	879.55	6.47
Hypothetical	1,000.00	1,018.25	6.95
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.62%, 2.39%, 2.39% and 1.37% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

8

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 15, 2008 and May 8, 2008, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of existing and alternative breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the

9

independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management team and the Fund’s portfolio management strategy over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

10

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

11

Van Kampen International Advantage Fund
Portfolio of Investments  ■  August 31, 2008

	Number of
Description	Shares	Value

Common Stocks 99.2%
Australia 2.4%
Computershare Ltd.	359,600	$2,773,985

Bermuda 6.5%
Axis Capital Holdings Ltd.	61,744	2,064,102
Esprit Holdings Ltd.	250,011	2,068,017
Li & Fung Ltd.	1,154,000	3,531,213

		7,663,332

Canada 2.4%
SunOpta, Inc. (a)	418,010	2,783,947

China 1.3%
China Shenhua Energy Co., Ltd.	440,000	1,506,498

Finland 2.4%
Vacon Oyj	68,022	2,837,409

France 4.2%
Ipsen SA	51,251	2,776,665
Sodexo	32,365	2,188,760

		4,965,425

Germany 11.3%
adidas-Salomon AG	64,451	3,784,592
Fresenius AG	56,560	4,748,543
United Internet AG	170,166	2,487,740
Wirecard AG (a)	180,494	2,203,014

		13,223,889

Greece 1.8%
EFG Eurobank Ergasias SA	100,955	2,046,573

Ireland 3.3%
ICON PLC—ADR (a)	94,200	3,836,766

Israel 5.5%
Strauss Group Ltd. (a)	175,576	2,169,732
Teva Pharmaceutical Industries Ltd.—ADR	90,668	4,292,223

		6,461,955

Italy 4.4%

Geox SpA	182,140	2,223,656
UniCredito Italiano SpA	548,006	2,967,147

		5,190,803

Japan 3.6%
DAITO Trust Construction Co., Ltd.	76,700	3,167,851
EPS Co., Ltd.	293	1,102,506

		4,270,357

12
See Notes to Financial Statements

Van Kampen International Advantage Fund
Portfolio of Investments  ■  August 31, 2008  continued

	Number of
Description	Shares	Value

Jersey 2.4%
Shire Ltd.	157,942	$2,766,538

Mexico 5.7%
Fomento Economico Mexicano SA de CV, Class B—ADR	82,450	3,662,429
Grupo Aeroportuario del Sureste SA de CV, Class B—ADR	64,500	3,066,330

		6,728,759

Netherlands 3.8%
QIAGEN NV (a)	211,690	4,483,594

Singapore 4.0%
Cosco Corp., Ltd.	1,332,959	2,143,948
Flextronics International Ltd. (a)	128,983	1,150,528
Singapore Airlines Ltd.	126,800	1,353,948

		4,648,424

South Africa 2.5%
Aspen Pharmacare Holdings Ltd. (a)	487,802	2,961,402

Spain 6.5%
Banco Santander SA	177,102	3,012,445
Telefonica SA	184,540	4,565,463

		7,577,908

Sweden 1.5%

ORC Software AB	96,318	1,770,977

Switzerland 5.1%
Lonza Group AG	29,945	4,233,410
Nobel Biocare Holding AG	50,655	1,693,993

		5,927,403

United Kingdom 15.2%
BlueBay Asset Management PLC	585,620	2,639,384
Homeserve PLC	72,500	1,906,616
Intertek Group PLC	220,079	3,940,416
Man Group PLC	251,721	2,602,267
SABMiller PLC	147,200	3,160,763
Standard Chartered PLC	128,655	3,498,482

		17,747,928

United States 3.4%
NII Holdings, Inc., Class B (a)	76,088	3,996,142

Total Long-Term Investments 99.2% (Cost $108,707,041)		116,170,014

13
See Notes to Financial Statements

Van Kampen International Advantage Fund
Portfolio of Investments  ■  August 31, 2008  continued

Description	Value

Repurchase Agreements 0.4%
Banc of America Securities ($160,564 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.08%, dated 08/29/08, to be sold on 09/02/08 at $160,601)	$160,564
Citigroup Global Markets, Inc. ($160,564 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.10%, dated 08/29/08, to be sold on 09/02/08 at $160,602)	160,564
JPMorgan Chase & Co. ($48,169 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.11%, dated 08/29/08, to be sold on 09/02/08 at $48,181)	48,169
State Street Bank & Trust Co. ($149,703 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.75%, dated 08/29/08, to be sold on 09/02/08 at $149,732)	149,703

Total Repurchase Agreements 0.4% (Cost $519,000)	519,000

Total Investments 99.6% (Cost $109,226,041)	116,689,014

Foreign Currency 0.0% (Cost $1,620)	1,571

Other Assets in Excess of Liabilities 0.4%	475,387

Net Assets 100.0%	$117,165,972

Percentages are calculated as a percentage of net assets.

Securities with total market value equal to $86,833,953 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees.

(a)	Non-income producing security.

ADR—American Depositary Receipt

14
See Notes to Financial Statements

Van Kampen International Advantage Fund
Portfolio of Investments  ■  August 31, 2008  continued

Summary of Long-Term Investments by Industry Classification (Unaudited)
		Percent of
Industry	Value	Net Assets

Life Sciences Tools & Services	$13,656,276	11.7%
Pharmaceuticals	12,796,828	10.9
Diversified Banks	11,524,647	9.8
Diversified Commercial & Professional Services	8,050,046	6.9
Health Care Equipment	6,442,536	5.5
Packaged Foods & Meats	4,953,678	4.2
Integrated Telecommunication Services	4,565,463	3.9
Wireless Telecommunication Services	3,996,142	3.4
Apparel, Accessories & Luxury Goods	3,784,592	3.2
Soft Drinks	3,662,429	3.1
Distributors	3,531,213	3.0
Homebuilding	3,167,851	2.7
Brewers	3,160,763	2.7
Airport Services	3,066,330	2.6
Electrical Components & Equipment	2,837,409	2.4
Data Processing & Outsourced Services	2,773,985	2.4
Other Diversified Financial Services	2,639,384	2.3
Asset Management & Custody Banks	2,602,267	2.2
Internet Software & Services	2,487,740	2.1
Footwear	2,223,657	1.9
Restaurants	2,188,760	1.9
Marine	2,143,948	1.8
Apparel Retail	2,068,017	1.8
Property & Casualty Insurance	2,064,102	1.8
Application Software	1,770,977	1.5
Coal & Consumable Fuels	1,506,498	1.3
Airlines	1,353,948	1.2
Electronic Manufacturing Services	1,150,528	1.0

	$116,170,014	99.2%

15
See Notes to Financial Statements

Van Kampen International Advantage Fund
Financial Statements

Statement of Assets and Liabilities
August 31, 2008

Assets:
Total Investments (Cost $109,226,041)	$116,689,014
Foreign Currency (Cost $1,620)	1,571
Cash	787
Receivables:
Dividends	102,948
Fund Shares Sold	59,610
Interest	86
Other	1,070,887

Total Assets	117,924,903

Liabilities:
Payables:
Fund Shares Repurchased	185,634
Distributor and Affiliates	134,323
Investment Advisory Fee	102,486
Trustees’ Deferred Compensation and Retirement Plans	155,950
Accrued Expenses	180,538

Total Liabilities	758,931

Net Assets	$117,165,972

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$117,933,262
Net Unrealized Appreciation	7,476,799
Accumulated Undistributed Net Investment Income	(207,027)
Accumulated Net Realized Loss	(8,037,062)

Net Assets	$117,165,972

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $71,317,591 and 6,149,128 shares of beneficial interest issued and outstanding)	$11.60
Maximum sales charge (5.75%* of offering price)	0.71

Maximum offering price to public	$12.31

Class B Shares:
Net asset value and offering price per share (Based on net assets of $17,344,248 and 1,544,217 shares of beneficial interest issued and outstanding)	$11.23

Class C Shares:
Net asset value and offering price per share (Based on net assets of $8,865,666 and 779,605 shares of beneficial interest issued and outstanding)	$11.37

Class I Shares:
Net asset value and offering price per share (Based on net assets of $19,638,467 and 1,690,973 shares of beneficial interest issued and outstanding)	$11.61

*	On sales of $50,000 or more, the sales charge will be reduced.

16
See Notes to Financial Statements

Van Kampen International Advantage Fund
Financial Statements  continued

Statement of Operations
For the Year Ended August 31, 2008

Investment Income:
Dividends (Net of foreign withholding taxes of $189,823)	$3,535,844
Interest	154,894

Total Income	3,690,738

Expenses:
Investment Advisory Fee	1,438,859
Distribution (12b-1) and Service Fees
Class A	256,544
Class B	238,081
Class C	114,872
Transfer Agent Fees	379,101
Professional Fees	113,502
Custody	76,172
Accounting and Administrative Expenses	71,562
Registration Fees	61,937
Trustees’ Fees and Related Expenses	26,683
Reports to Shareholders	16,407
Other	27,405

Total Expenses	2,821,125
Less Credits Earned on Cash Balances	3,697

Net Expenses	2,817,428

Net Investment Income	$873,310

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$7,917,438
Foreign Currency Transactions	(33,313)

Net Realized Gain	7,884,125

Unrealized Appreciation/Depreciation:
Beginning of the Period	41,676,010

End of the Period:
Investments	7,462,973
Foreign Currency Translation	13,826

7,476,799

Net Unrealized Depreciation During the Period	(34,199,211)

Net Realized and Unrealized Loss	$(26,315,086)

Net Decrease in Net Assets From Operations	$(25,441,776)

17
See Notes to Financial Statements

Van Kampen International Advantage Fund
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	August 31, 2008	August 31, 2007

From Investment Activities:
Operations:
Net Investment Income	$873,310	$472,717
Net Realized Gain	7,884,125	3,411,441
Net Unrealized Appreciation/Depreciation During the Period	(34,199,211)	35,069,747

Change in Net Assets from Operations	(25,441,776)	38,953,905

Distributions from Net Investment Income:
Class A Shares	(1,182,581)	(439,652)
Class B Shares	(153,923)	-0-
Class C Shares	(74,042)	-0-
Class I Shares	(288,248)	(72,919)

	(1,698,794)	(512,571)

Distributions from Net Realized Gain:
Class A Shares	(12,427,696)	(12,619,640)
Class B Shares	(3,308,209)	(2,850,339)
Class C Shares	(1,525,840)	(1,182,942)
Class I Shares	(2,472,824)	(1,399,962)

	(19,734,569)	(18,052,883)

Return of Capital Distributions:
Class A Shares	(137,489)	-0-
Class B Shares	(33,437)	-0-
Class C Shares	(17,092)	-0-
Class I Shares	(37,859)	-0-

	(225,877)	-0-

Total Distributions	(21,659,240)	(18,565,454)

Net Change in Net Assets from Investment Activities	(47,101,016)	20,388,451

From Capital Transactions:
Proceeds from Shares Sold	52,333,075	80,014,314
Net Asset Value of Shares Issued Through Dividend Reinvestment	20,837,716	17,896,028
Cost of Shares Repurchased	(109,589,019)	(57,291,080)

Net Change in Net Assets from Capital Transactions	(36,418,228)	40,619,262

Total Increase/Decrease in Net Assets	(83,519,244)	61,007,713
Net Assets:
Beginning of the Period	200,685,216	139,677,503

End of the Period (Including accumulated undistributed net investment income of $(207,027) and $613,737, respectively)	$117,165,972	$200,685,216

18
See Notes to Financial Statements

Van Kampen International Advantage Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended August 31,
Class A Shares	2008	2007	2006	2005	2004

Net Asset Value, Beginning of the Period	$16.28	$14.52	$12.56	$10.86	$9.83

Net Investment Income (a)	0.09	0.06	0.06	0.13	0.04
Net Realized and Unrealized Gain/Loss	(2.59)	3.64	2.16	2.14	0.99

Total from Investment Operations	(2.50)	3.70	2.22	2.27	1.03

Less:
Distributions from Net Investment Income	0.19	0.07	0.10	-0-	-0-
Distributions from Net Realized Gain	1.97	1.87	0.16	0.57	-0-
Return of Capital Distributions	0.02	-0-	-0-	-0-	-0-

Total Distributions	2.18	1.94	0.26	0.57	-0-

Net Asset Value, End of the Period	$11.60	$16.28	$14.52	$12.56	$10.86

Total Return* (b)	–18.36%	27.06%	17.91%	21.36%	10.48%
Net Assets at End of the Period (In millions)	$71.3	$144.3	$97.7	$70.3	$13.9
Ratio of Expenses to Average Net Assets*	1.63%	1.62%	1.65%	1.70%	1.72%
Ratio of Net Investment Income to Average Net Assets*	0.64%	0.41%	0.44%	1.08%	0.38%
Portfolio Turnover	39%	22%	124%	69%	68%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A	N/A	1.68%	1.97%	2.86%
Ratio of Net Investment Income/Loss to Average Net Assets	N/A	N/A	0.41%	0.81%	(0.76%	)

(a)	Base of average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

19
See Notes to Financial Statements

Van Kampen International Advantage Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended August 31,
Class B Shares	2008		2007		2006		2005	2004

Net Asset Value, Beginning of the Period	$15.85		$14.22		$12.32		$10.73	$9.77

Net Investment Income/Loss (a)	-0-	(c)	(0.06)		(0.05)		0.05	(0.03)
Net Realized and Unrealized Gain/Loss	(2.54)		3.56		2.13		2.11	0.99

Total from Investment Operations	(2.54)		3.50		2.08		2.16	0.96

Less:
Distributions from Net Investment Income	0.09		-0-		0.02		-0-	-0-
Distributions from Net Realized Gain	1.97		1.87		0.16		0.57	-0-
Return of Capital Distributions	0.02		-0-		-0-		-0-	-0-

Total Distributions	2.08		1.87		0.18		0.57	-0-

Net Asset Value, End of the Period	$11.23		$15.85		$14.22		$12.32	$10.73

Total Return* (b)	–19.01%		26.13%		17.05%		20.57%	9.83%
Net Assets at End of the Period (In millions)	$17.3		$25.5		$22.8		$25.3	$2.6
Ratio of Expenses to Average Net Assets*	2.40%		2.37%		2.40%		2.41%	2.35%
Ratio of Net Investment Income/Loss to Average Net Assets*	(0.02%	)	(0.38%	)	(0.37%	)	0.42%	(0.28%	)
Portfolio Turnover	39%		22%		124%		69%	68%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A		N/A		2.43%		2.66%	3.30%
Ratio of Net Investment Income/Loss to Average Net Assets	N/A		N/A		(0.40%	)	0.17%	(1.23%	)

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount is less than $0.01 per share.

N/A=Not Applicable

20
See Notes to Financial Statements

Van Kampen International Advantage Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended August 31,
Class C Shares	2008		2007		2006		2005		2004

Net Asset Value, Beginning of the Period	$16.02		$14.36		$12.45		$10.84		$9.77

Net Investment Income/Loss (a)	-0-	(c)	(0.06)		(0.05)		0.04		0.07
Net Realized and Unrealized Gain/Loss	(2.56)		3.59		2.15		2.14		1.00

Total from Investment Operations	(2.56)		3.53		2.10		2.18		1.07

Less:
Distributions from Net Investment Income	0.10		-0-		0.03		-0-		-0-
Distributions from Net Realized Gain	1.97		1.87		0.16		0.57		-0-
Return of Capital Distributions	0.02		-0-		-0-		-0-		-0-

Total Distributions	2.09		1.87		0.19		0.57		-0-

Net Asset Value, End of the Period	$11.37		$16.02		$14.36		$12.45		$10.84

Total Return* (b)	−18.97%		26.08%		17.05%		20.54%	(d)	10.95%	(d)(e)
Net Assets at End of the Period (In millions)	$8.9		$12.0		$8.9		$7.6		$1.7
Ratio of Expenses to Average Net Assets*	2.40%		2.37%		2.40%		2.40%	(d)	1.77%	(d)
Ratio of Net Investment Income/Loss to Average Net Assets*	(0.02%	)	(0.37%	)	(0.34%	)	0.34%	(d)	0.59%	(d)(e)
Portfolio Turnover	39%		22%		124%		69%		68%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A		N/A		2.43%		2.67%	(d)	2.92%	(d)
Ratio of Net Investment Income/Loss to Average Net Assets	N/A		N/A		(0.37%	)	0.07%	(d)	(0.56%	)(d)(e)

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount is less than $0.01 per share.

(d)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Next Investment Income/Loss to Average Net Assets reflect actual 12B-1 fees of less than 1% (see footnote 7).

(e)	Certain non-recurring payments were made of Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Income/Loss to Average Net Assets of 0.31%.

N/A=Not Applicable

21
See Notes to Financial Statements

Van Kampen International Advantage Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

				August 12, 2005
				(Commencement of
	Year Ended August 31,			Operations) to
Class I Shares	2008	2007	2006	August 31, 2005

Net Asset Value, Beginning of the Period	$16.31	$14.54	$12.56	$12.77

Net Investment Income (a)	0.14	0.11	0.08	0.01
Net Realized and Unrealized Gain/Loss	(2.61)	3.63	2.19	(0.22)

Total from Investment Operations	(2.47)	3.74	2.27	(0.21)

Less:
Distributions from Net Investment Income	0.24	0.10	0.13	-0-
Distributions from Net Realized Gain	1.97	1.87	0.16	-0-
Return of Capital Distributions	0.02	-0-	-0-	-0-

Total Distributions	2.23	1.97	0.29	-0-

Net Asset Value, End of the Period	$11.61	$16.31	$14.54	$12.56

Total Return * (b)	−18.19%	27.37%	18.27%	−1.64% **
Net Assets at End of the Period (In millions)	$19.6	$18.9	$10.3	$9.4
Ratio of Expenses to Average Net Assets *	1.39%	1.37%	1.40%	1.40%
Ratio of Net Investment Income to Average Net Assets *	1.01%	0.68%	0.61%	1.00%
Portfolio Turnover	39%	22%	124%	69%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	N/A	N/A	1.43%	1.52%
Ratio of Net Investment Income to Average Net Assets	N/A	N/A	0.58%	0.88%

(a)	Based on average shares outstanding

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

** Non-Annualized

22
See Notes to Financial Statements

Van Kampen International Advantage Fund
Notes to Financial Statements  ■  August 31, 2008

1. Significant Accounting Policies
Van Kampen International Advantage Fund (the “Fund”) is organized as a series of the Van Kampen Equity Trust II, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek long-term capital appreciation. The Fund commenced investment operations on September 26, 2001. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Forward foreign currency contracts are value using quoted foreign exchange rates.

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

23

Van Kampen International Advantage Fund
Notes to Financial Statements  ■  August 31, 2008  continued

C. Income and Expenses Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Other income is accrued as earned. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distributions and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. The Fund adopted the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes on February 29, 2008. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended August 31, 2008, remains subject to examination by taxing authorities.
At August 31, 2008, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$109,312,020

Gross tax unrealized appreciation	$18,793,931
Gross tax unrealized depreciation	(11,416,937)

Net tax unrealized appreciation on investments	$7,376,994

E. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the years ended August 31, 2008 and 2007 was as follows:

	2008	2007

Distributions paid from:
Ordinary income	$2,399,767	$1,729,392
Long-term capital gain	19,214,270	16,836,062
Return of Capital	225,877	-0-

	$21,839,914	$18,565,454

24

Van Kampen International Advantage Fund
Notes to Financial Statements  ■  August 31, 2008  continued

Permanent differences, primarily due to an over distribution of ordinary income, resulted in the following reclassifications among the Fund’s components of net assets at August 31, 2008:

Accumulated Undistributed	Accumulated Net
Net Investment Income	Realized Loss	Capital

$4,720	$1,015,929	$(1,020,649)
Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses resulting from wash sale transactions, gains and losses recognized on partnership interest for tax purposes but not for book purposes, and post October losses of $7,916,016 which are not realized for tax purposes until the first day of the following fiscal year.
As of August 31, 2008, there were no distributable earnings on a tax basis.

F. Foreign Currency Translation Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of the foreign currency and the amount realized between trade date and settlement date on security transactions. Income and expenses are translated at rates prevailing when accrued.

G. Credits Earned on Cash Balances During the year ended August 31, 2008, the Fund’s custody fee was reduced by $3,697 as a result of credits earned on cash balances.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	.90%
Next $500 million	.85%
Over $1 billion	.80%

For the year ended August 31, 2008, the Fund recognized expenses of approximately $25,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services, and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended August 31, 2008, the Fund recognized expenses of approximately $51,000 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related

25

Van Kampen International Advantage Fund
Notes to Financial Statements  ■  August 31, 2008  continued

costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended August 31, 2008, the Fund recognized expenses of approximately $213,900 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $85,500 are included in “Other” assets on the Statement of Assets and Liabilities at August 31, 2008. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the year ended August 31, 2008, the Fund paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of the Adviser, totaling $6,660.
For the year ended August 31, 2008, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $50,300 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $27,500. Sales charges do not represent expenses of the Fund.
At August 31, 2008, Morgan Stanley & Co., Inc., an affiliate of the Adviser, owned 559 shares of Class I.

26

Van Kampen International Advantage Fund
Notes to Financial Statements  ■  August 31, 2008  continued

3. Capital Transactions
For the years ended August 31, 2008 and 2007, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	August 31, 2008		August 31, 2007
	Shares	Value	Shares	Value

Sales:
Class A	1,980,307	$31,933,664	4,015,435	$61,885,536
Class B	375,460	5,712,871	423,341	6,405,119
Class C	152,476	2,330,618	204,422	3,165,828
Class I	863,155	12,355,922	554,601	8,557,831

Total Sales	3,371,398	$52,333,075	5,197,799	$80,014,314

Dividend Reinvestment:
Class A	886,181	$13,257,256	870,612	$12,667,281
Class B	224,613	3,272,605	187,141	2,664,892
Class C	102,384	1,510,172	75,763	1,090,974
Class I	187,011	2,797,683	101,229	1,472,881

Total Dividend Reinvestment	1,400,189	$20,837,716	1,234,745	$17,896,028

Repurchases:
Class A	(5,582,983)	$(90,784,030)	(2,747,008)	$(42,601,139)
Class B	(663,043)	(8,826,041)	(608,485)	(9,231,770)
Class C	(225,766)	(2,988,484)	(148,368)	(2,236,611)
Class I	(516,299)	(6,990,464)	(207,700)	(3,221,560)

Total Repurchases	(6,988,091)	$(109,589.019)	(3,711,561)	$(57,291,080)

4. Redemption Fee
The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended August 31, 2008, the Fund received redemption fees of approximately $7,500, which are reported as part of “Cost of Shares Repurchased” on the Statements of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $60,390,275 and $112,995,410, respectively.

6. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund’s foreign currency exposure or to generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized.

27

Van Kampen International Advantage Fund
Notes to Financial Statements  ■  August 31, 2008  continued

Purchasing securities or foreign currency on a forward commitment basis involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities or foreign currency on a forward commitment basis involves different risks and can result in losses more significant than those arising from the purchase of such securities. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.
Forward foreign currency contracts are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on foreign currency transactions. As of August 31, 2008, there were no forward foreign currency contracts outstanding.

7. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $25,824 and $2,257 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Legal Matters
A class action complaint was brought against the Adviser and other defendants relating to the operations of another fund that merged into the Fund in 2004. The complaint generally alleges that the defendants breached their duties of care to long-term shareholders of the merged Fund by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. On October 16, 2006, pursuant to an Order of the United States Supreme Court finding a lack of appellate jurisdiction, the federal court of appeals vacated a prior order of the district court dismissing the case with prejudice, and remanded the case to the Illinois state court where it had been filed. In November 2006, defendants again removed the case to the federal district court based

28

Van Kampen International Advantage Fund
Notes to Financial Statements  ■  August 31, 2008  continued

on intervening authority. In December 2006, plaintiffs moved to remand the case back to Illinois state court. In July 2007 the federal district court again remanded the case to the state Circuit Court in Madison County, Illinois. On October 24, 2007, the Adviser and the Fund filed a motion to dismiss in the Circuit Court, which the court denied on May 20, 2008. Defendants sought an interlocutory appeal of that ruling but agreed to continue their motion in light of a similar appeal filed by another mutual fund that was already pending in the Illinois appellate court. The Circuit Court stayed discovery pending the outcome of that appeal, Kircher v. Putnam (5th Dist. App. No. 5-08-0260), and set a status conference for November 19, 2008. While defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this stage in the litigation.

10. Accounting Pronouncements
In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of August 31, 2008, the Adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of Operations for a fiscal period.
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

29

Van Kampen International Advantage Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Van Kampen International Advantage Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen International Advantage Fund (the Fund) (one of the portfolios constituting the Van Kampen Equity Trust II) as of August 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen International Advantage Fund of the Van Kampen Equity Trust II at August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
October 21, 2008

30

Van Kampen International Advantage Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Jerry W. Miller
President and Principal Executive Officer
Dennis Shea
Vice President
Kevin Klingert
Vice President
Amy R. Doberman
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

For federal income tax purposes, the following information is furnished with respect to the distribution paid by the Fund during its taxable year ended August 31, 2008. For corporate shareholders 7% of the distributions qualify for the dividends received deduction. The Fund designated and paid $19,214,270 as a long-term capital gain distribution. The Fund intends to pass through foreign tax credits of $180,674 and has derived net income from sources within foreign countries amounting to $2,990,094. Certain ordinary dividends paid by the Fund may be treated as qualified dividend income and will therefore be subject to a maximum tax rate of 15%. The Fund intends to designate up to a maximum of $3,344,258 as taxed at a maximum rate of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

31

Van Kampen International Advantage Fund
Trustee and Officer Information

The business and affairs of each Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of each Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees:
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (63) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

32

Van Kampen International Advantage Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jerry D. Choate (70) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 2001	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (67) CAC, L.L.C. 4350 La Jolla Village Drive Suite 980 San Diego, CA 92122-6223	Trustee	Trustee since 2003	President of CAC, L.L.C., a private company offering capital investment and management advisory services.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc. and Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

33

Van Kampen International Advantage Fund
Trustee and Officer Information continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Linda Hutton Heagy†† (60) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 2001	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (56) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 2001	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (72) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

34

Van Kampen International Advantage Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jack E. Nelson (72) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 2001	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (67) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

35

Van Kampen International Advantage Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (66) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 2001	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

36

Van Kampen International Advantage Fund
Trustee and Officer Information continued
Interested Trustees:*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Trustee	Trustee since 2001	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

††	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

37

Van Kampen International Advantage Fund
Trustee and Officer Information  continued

Officers:
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	each Fund	Served	During Past 5 Years

Jerry W. Miller (47) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex and Director of Van Kampen Investments since June 2008. President and Chief Executive Officer of Van Kampen Investments and Director, Managing Director, Chief Executive Officer and President of Van Kampen Funds, Inc. since March 2008. Central Division Director for Morgan Stanley’s Global Wealth Management Group from March 2006 to June 2008. Previously, Chief Operating Officer of the global proprietary business of Merrill Lynch Investment Management from 2002 to 2006.

Dennis Shea (55) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2006	Managing Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., the Adviser and Van Kampen Advisors Inc. Chief Investment Officer-Global Equity of the same entities since February 2006. Vice President of Morgan Stanley Institutional and Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing Director and Director of Global Equity Research at Morgan Stanley from April 2000 to February 2006.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Chief Operating Officer of the Fixed Income portion of Morgan Stanley Investment Management Inc. since May 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007. Assistant Vice President municipal portfolio manager at Merrill Lynch from March 1985 to October 1991.

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2004	Managing Director and General Counsel - U.S. Investment Management; Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisors Inc. and the Adviser. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004 and General Counsel of Aeltus Investment Management, Inc. from January 1997 to July 2000.

38

Van Kampen International Advantage Fund
Trustee and Officer Information continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	each Fund	Served	During Past 5 Years

Stefanie V. Chang Yu (41) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (53) 1 Parkview Plaza — Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 2001	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (46) 1 Parkview Plaza — Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

39

Van Kampen International Advantage Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

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Van Kampen International Advantage Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen International Advantage Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

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Van Kampen International Advantage Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

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Van Kampen International Advantage Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

185, 285, 385, 687
IAANN 10/08
IU08-05132P-Y08/08

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen American Franchise Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of August 31, 2008.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 8/31/08

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the S&P 500® Index from 06/30/05 (the first month-end after inception) through 8/31/08. Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares		I Shares
	since 6/23/05		since 6/23/05		since 6/23/05		since 6/23/05
		w/max		w/max		w/max
		5.75%		5.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	3.65%	1.74%	2.86%	2.12%	2.89%	2.89%	3.88%

1-year	–9.31	–14.50	–9.98	–14.17	–9.89	–10.73	–9.05

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I Shares are offered without any sales charges on purchases and sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund’s returns would have been lower. Periods of less than one year are not annualized.

The S&P 500® Index is generally representative of the U.S. stock market. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

1

Fund Report
For the 12-month period ended August 31, 2008

Market Conditions

During the 12-month period ended August 31, 2008, Van Kampen American Franchise Fund outperformed the S&P 500® Index. Stocks had a very volatile August with economic news pointing to continued weakness and inflationary concerns. With the eurozone and Japan both reporting negative growth and U.K. growth coming to a standstill, the deteriorating fundamentals of economies outside the U.S. became increasingly clear to investors. In the U.S., a stronger durable goods report and better-than-expected gross domestic product (GDP) figures boosted sentiment for the world’s largest economy.

The financial crisis that has roiled capital markets since 2007 only intensified from September onward. Overnight lending rates rose to extreme levels and inter-bank lending effectively came to a halt as banks refused to lend, raising borrowing costs and hampering economic activity around the world. Banks and other large financial institutions worldwide faced collapse and, in some cases, outright nationalization as governments moved to attempt to shore up the financial system and to protect depositors. Indeed, recent weeks have seen announcements of an array of government actions around the world to support the orderly functioning of credit activity. Volatility in the capital markets has remained elevated, with the CBOE VIX index of equity volatility reaching record levels while a sustained flight to quality briefly sent short-term Treasury yields to negative rates. Such volatility could well remain a significant feature of the markets until the crisis abates.

Performance Analysis

All share classes of Van Kampen American Franchise Fund outperformed the S&P 500® Index for the 12 months ended August 31, 2008, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended August 31, 2008

Class A	Class B	Class C	Class I	S&P 500® Index

–9.31%	–9.98%	–9.89%	–9.05%	–11.14%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

The Fund benefited from being overweight to consumer staples stocks. Relative performance during the period was also helped by the Fund’s lack of holdings in the financials sector and good stock selection in the information technology

2

sector. Against this, relative performance was constrained by stock selection in the consumer discretionary and materials sectors. As a result of our bottom-up analysis and given the quality and value characteristics that we seek in our investment opportunities, there are only a few sectors in which we will invest. Given our investment philosophy, the portfolio has the potential to outperform when the markets are falling, as it did during this 12-month period.

As mentioned, the consumer staples sector was the leading positive contributor to relative performance during the period under review. Falling oil prices in July and August helped stocks in this sector advance, which eased the profit margin squeeze these companies have experienced as high commodity prices increased the cost of producing and transporting their goods.

In addition, the Fund was able to outperform the S&P 500® Index primarily because there are only a few sectors in which we will invest. The Fund held no financials stocks until the fourth quarter of 2007, when we initiated a position in a debt ratings company. Unlike many financial companies, the debt ratings company is not involved in the business of lending, but instead operates more like a financial publisher. Because we avoid companies with substantial debt on their balance sheets, we hold no banks, no insurance companies, nor any property companies in the Fund’s portfolio. The companies in these sub-sectors have suffered most significantly from the subprime debt crisis and the ensuing credit crunch; not holding any of these stocks was substantially beneficial to the Fund’s return during the period.

The Fund’s relative performance was also aided by having very low exposure to the technology sector, which did not perform well as a group for the 12-month period. The Fund owns one stock within the technology sector, Accenture, which provides consulting services. Due to the diversity of its client base and the relatively stable demand for its services, its earnings are less cyclical than those of traditional technology companies that manufacture or sell technology hardware/equipment, components, or software. Finally, not owning any telecommunication services stocks was beneficial to relative performance because the telecom sector performed poorly during the period.

That said, other investments dampened relative gains. With the energy and materials sectors among the top performing sectors during the review period, the Fund’s zero weight in energy and substantial underweight in materials were among the chief detractors from relative performance. In the materials sector, the Fund’s only holding is a lawn care products manufacturer, which we believe demonstrates characteristics of a consumer goods company, but because of the raw materials used to manufacture its lawn care products it is classified within the S&P 500® Index as a materials stock. The lawn care products manufacturer was among the Fund’s worst performing holdings during the period, as the company experienced significant increases in the cost of raw materials used to produce its fertilizers. The company’s management, given its competitive position, is confident of its ability to pass these higher costs on to consumer, and the management is focused on other means of reducing costs in the business. We

3

believe that management is effectively addressing these key issues and the stock remains very attractively valued.

A number of the Fund’s consumer discretionary stocks also performed poorly during the period under review. Overall, the sector suffered from the market’s diminishing confidence in the consumers’ ability to sustain demand for the group’s products and services. In addition, some of the Fund’s holdings (including a media company and an education services provider) faced company-specific issues that further contributed to their share price decline during the period. We have reviewed the situation of these companies, spoken with their management teams about key factors driving their revenues and profitability, and updated our valuation models. We monitor these businesses closely as their circumstances continue to evolve.

We continue to seek investment opportunities in companies with strong business franchises protected by a dominant intangible asset. Additionally, we demand sound management, substantial free cash flow and growth potential. We invest in these high-quality companies only when we can identify compelling value as measured by a current free cash flow yield in excess of the risk-free bond yield. We seek to deliver attractive returns while minimizing business and valuation risk. Our goal is for the Fund to outperform broadly-based benchmarks over the long term with less than average volatility.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

4

Top Ten Holdings as of 8/31/08

Philip Morris International, Inc.	9.0%
Reynolds American, Inc.	7.2
Johnson & Johnson	6.4
Procter & Gamble Co.	6.4
Estee Lauder Cos., Inc., Class A	4.8
Harley-Davidson, Inc.	4.5
Kimberly-Clark Corp.	4.5
Nestle, SA (Switzerland)	4.5
Accenture Ltd., Class A	4.3
Kellogg Co.	4.2

Summary of Investments by Industry Classification as of 8/31/08

Tobacco	18.2%
Packaged Foods & Meats	12.6
Household Products	10.9
Pharmaceuticals	6.4
Restaurants	5.4
Personal Products	4.8
Motorcycle Manufacturers	4.5
IT Consulting & Other Services	4.3
Specialized Consumer Services	3.9
Housewares & Specialties	3.8
Distillers & Vintners	3.4
Publishing	3.4
Specialized Finance	3.2
Soft Drinks	2.5
Health Care Technology	2.3
Fertilizers & Agricultural Chemicals	2.2
Internet Software & Services	2.1
Education Services	2.0
Broadcasting & Cable TV	0.8

Total Long-Term Investments	96.7
Total Repurchase Agreements	3.5

Total Investments	100.2
Foreign Currency	0.0 *
Liabilities in Excess of Other Assets	(0.2)

Net Assets	100.0%

*	Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

5

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

6

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

7

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 3/1/08 - 8/31/08.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	3/1/08	8/31/08	3/1/08-8/31/08

Class A
Actual	$1,000.00	$999.02	$6.33
Hypothetical	1,000.00	1,018.80	6.39
(5% annual return before expenses)

Class B
Actual	1,000.00	996.05	10.09
Hypothetical	1,000.00	1,015.03	10.18
(5% annual return before expenses)

Class C
Actual	1,000.00	997.04	9.14
Hypothetical	1,000.00	1,015.99	9.22
(5% annual return before expenses)

Class I
Actual	1,000.00	1,000.97	5.03
Hypothetical	1,000.00	1,020.11	5.08
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.26%, 2.01%, 1.82% and 1.00% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The expense ratio for Class C Shares reflects actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

8

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser and the subadvisory agreement between the investment adviser and the investment subadviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. The investment adviser and the investment subadviser are affiliates and the Board of Trustees considered the investment advisory agreement and the subadvisory agreement jointly. References herein to the investment advisory agreement include collectively the investment advisory agreement and the subadvisory agreement and references herein to the investment adviser include collectively the investment adviser and the investment subadviser.

At meetings held on April 15, 2008 and May 8, 2008, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of existing and alternative breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed

9

information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management team over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall

10

expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

11

Van Kampen American Franchise Fund
Portfolio of Investments  ■  August 31, 2008

	Number of
Description	Shares	Value

Common Stocks 96.7%
Broadcasting & Cable TV 0.8%
Westwood One, Inc. (a)	2,859,049	$2,373,011

Distillers & Vintners 3.4%
Brown-Forman Corp., Class B	139,852	10,070,742

Education Services 2.0%
Career Education Corp. (a)	309,060	5,794,875

Fertilizers & Agricultural Chemicals 2.2%
Scotts Miracle-Gro Co., Class A	238,176	6,368,826

Health Care Technology 2.3%
IMS Health, Inc.	302,942	6,731,371

Household Products 10.9%
Kimberly-Clark Corp.	215,448	13,288,833
Procter & Gamble Co.	271,547	18,945,834

		32,234,667

Housewares & Specialties 3.8%
Fortune Brands, Inc.	192,121	11,300,557

Internet Software & Services 2.1%
eBay, Inc. (a)	252,230	6,288,094

IT Consulting & Other Services 4.3%
Accenture Ltd., Class A (Bermuda)	308,152	12,745,167

Motorcycle Manufacturers 4.5%
Harley-Davidson, Inc.	337,305	13,417,993

Packaged Foods & Meats 12.6%
Cadbury PLC (United Kingdom)	1,009,448	11,596,186
Kellogg Co.	229,334	12,484,943
Nestle, SA (Switzerland)	299,727	13,208,282

		37,289,411

Personal Products 4.8%
Estee Lauder Cos., Inc., Class A	286,824	14,275,230

Pharmaceuticals 6.4%
Johnson & Johnson	269,478	18,979,336

Publishing 3.4%
McGraw-Hill Co., Inc.	199,085	8,528,802
Thomson Corp. (Canada)	44,078	1,481,902

		10,010,704

12
See Notes to Financial Statements

Van Kampen American Franchise Fund
Portfolio of Investments  ■  August 31, 2008  continued

	Number of
Description	Shares	Value

Restaurants 5.4%
Domino’s Pizza, Inc. (a)	783,630	$10,500,642
Starbucks Corp. (a)	357,900	5,568,924

		16,069,566

Soft Drinks 2.5%
PepsiCo, Inc.	106,938	7,323,114

Specialized Consumer Services 3.9%
Weight Watchers International, Inc.	292,375	11,578,050

Specialized Finance 3.2%
Moody’s Corp.	233,954	9,512,570

Tobacco 18.2%
Philip Morris International, Inc.	497,680	26,725,416
Reynolds American, Inc.	404,258	21,417,589
UST, Inc.	105,684	5,663,605

		53,806,610

Total Long-Term Investments 96.7% (Cost $305,712,202)		286,169,894

Repurchase Agreements 3.5%
Banc of America Securities ($3,247,478 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.08%, dated 08/29/08, to be sold on 09/02/08 at $3,248,229)		3,247,478
Citigroup Global Markets, Inc. ($3,247,478 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.10%, dated 08/29/08, to be sold on 09/02/08 at $3,248,236)		3,247,478
JPMorgan Chase & Co. ($974,244 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.11%, dated 08/29/08, to be sold on 09/02/08 at $974,472)		974,244
State Street Bank & Trust Co. ($3,027,800 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.75%, dated 08/29/08, to be sold on 09/02/08 at $3,028,388)		3,027,800

Total Repurchase Agreements 3.5% (Cost $10,497,000)		10,497,000

13
See Notes to Financial Statements

Van Kampen American Franchise Fund
Portfolio of Investments  ■  August 31, 2008  continued

Description	Value

Total Investments 100.2% (Cost $316,209,202)	$296,666,894

Foreign Currency 0.0% (Cost $6,256)	5,961

Liabilities in Excess of Other Assets (0.2%)	(608,396)

Net Assets 100.0%	$296,064,459

Percentages are calculated as a percentage of net assets.

Securities with total market value equal to $24,804,468 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees.

(a)	Non-income producing security.

14
See Notes to Financial Statements

Van Kampen American Franchise Fund
Financial Statements

Statement of Assets and Liabilities
August 31, 2008

Assets:
Total Investments (Cost $316,209,202)	$296,666,894
Foreign Currency (Cost $6,256)	5,961
Cash	339
Receivables:
Dividends	464,391
Fund Shares Sold	158,183
Interest	1,744
Other	29,723

Total Assets	297,327,235

Liabilities:
Payables:
Fund Shares Repurchased	654,024
Investment Advisory Fee	177,671
Distributor and Affiliates	140,983
Trustees’ Deferred Compensation and Retirement Plans	51,663
Accrued Expenses	238,435

Total Liabilities	1,262,776

Net Assets	$296,064,459

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$329,730,229
Accumulated Undistributed Net Investment Income	4,028,084
Accumulated Net Realized Loss	(18,144,935)
Net Unrealized Depreciation	(19,548,919)

Net Assets	$296,064,459

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $241,026,429 and 23,556,592 shares of beneficial interest issued and outstanding)	$10.23
Maximum sales charge (5.75%* of offering price)	0.62

Maximum offering price to public	$10.85

Class B Shares:
Net asset value and offering price per share (Based on net assets of $28,329,940 and 2,811,033 shares of beneficial interest issued and outstanding)	$10.08

Class C Shares:
Net asset value and offering price per share (Based on net assets of $26,599,938 and 2,633,558 shares of beneficial interest issued and outstanding)	$10.10

Class I Shares:
Net asset value and offering price per share (Based on net assets of $108,152 and 10,530 shares of beneficial interest issued and outstanding)	$10.27

*	On sales of $50,000 or more, the sales charge will be reduced.

15
See Notes to Financial Statements

Van Kampen American Franchise Fund
Financial Statements  continued

Statement of Operations
For the Year Ended August 31, 2008

Investment Income:
Dividends (Net of foreign withholding taxes of $91,444)	$9,024,156
Interest	212,296

Total Income	9,236,452

Expenses:
Investment Advisory Fee	2,625,447
Distribution (12b-1) and Service Fees
Class A	765,684
Class B	325,081
Class C	314,734
Transfer Agent Fees	674,928
Reports to Shareholders	127,697
Accounting and Administrative Expenses	82,917
Professional Fees	77,729
Registration Fees	60,200
Custody	33,505
Trustees’ Fees and Related Expenses	25,554
Other	25,010

Total Expenses	5,138,486

Net Investment Income	$4,097,966

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(16,136,484)
Foreign Currency Transactions	(24,041)

Net Realized Loss	(16,160,525)

Unrealized Appreciation/Depreciation:
Beginning of the Period	8,812,179

End of the Period:
Investments	(19,542,308)
Foreign Currency Translation	(6,611)

(19,548,919)

Net Unrealized Depreciation During the Period	(28,361,098)

Net Realized and Unrealized Loss	$(44,521,623)

Net Decrease in Net Assets From Operations	$(40,423,657)

16
See Notes to Financial Statements

Van Kampen American Franchise Fund
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	August 31, 2008	August 31, 2007

From Investment Activities:
Operations:
Net Investment Income	$4,097,966	$12,278,244
Net Realized Gain/Loss	(16,160,525)	18,892,933
Net Unrealized Depreciation During the Period	(28,361,098)	(9,273,404)

Change in Net Assets from Operations	(40,423,657)	21,897,773

Distributions from Net Investment Income:
Class A Shares	(9,100,314)	(2,266,584)
Class B Shares	(721,319)	(144,837)
Class C Shares	(710,932)	(223,110)
Class I Shares	(43,380)	(485,829)

	(10,575,945)	(3,120,360)

Distributions from Net Realized Gain:
Class A Shares	(16,839,432)	(8,959)
Class B Shares	(1,776,751)	(950)
Class C Shares	(1,925,468)	(1,305)
Class I Shares	(73,925)	(1,710)

	(20,615,576)	(12,924)

Total Distributions	(31,191,521)	(3,133,284)

Net Change in Net Assets from Investment Activities	(71,615,178)	18,764,489

From Capital Transactions:
Proceeds from Shares Sold	54,429,164	375,634,279
Net Asset Value of Shares Issued Through Dividend Reinvestment	30,013,790	3,014,737
Cost of Shares Repurchased	(197,221,446)	(136,042,502)

Net Change in Net Assets from Capital Transactions	(112,778,492)	242,606,514

Total Increase/Decrease in Net Assets	(184,393,670)	261,371,003
Net Assets:
Beginning of the Period	480,458,129	219,087,126

End of the Period (Including accumulated undistributed net investment income of $4,028,084 and $10,531,164, respectively)	$296,064,459	$480,458,129

17
See Notes to Financial Statements

Van Kampen American Franchise Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

					June 23, 2005
					(Commencement of
	Year Ended August 31,				Operations) to
Class A Shares	2008	2007		2006	August 31, 2005

Net Asset Value, Beginning of the Period	$12.19	$11.41		$10.17	$10.00

Net Investment Income (a)	0.13	0.36		0.15	0.02
Net Realized and Unrealized Gain/Loss	(1.20)	0.52		1.15	0.15

Total from Investment Operations	(1.07)	0.88		1.30	0.17

Less:
Distributions from Net Investment Income	0.31	0.10		0.06	-0-
Distributions from Net Realized Gain	0.58	-0-(b	)	-0-	-0-

Total Distributions	0.89	0.10		0.06	-0-

Net Asset Value, End of the Period	$10.23	$12.19		$11.41	$10.17

Total Return* (c)	–9.31%	7.75%		12.80%	1.70% **
Net Assets at End of the Period (In millions)	$241.0	$394.0		$173.7	$40.2
Ratio of Expenses to Average Net Assets* (d)	1.24%	1.19%		1.36%	1.38%
Ratio of Net Investment Income to Average Net Assets*	1.22%	2.93%		1.39%	1.03%
Portfolio Turnover	18%	39%		17%	0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (d)	N/A	N/A		1.46%	3.97%
Ratio of Net Investment Income/Loss to Average Net Assets	N/A	N/A		1.29%	(1.56% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% and .03% for the periods ended August 31, 2006 and August 31, 2005, respectively.

N/A=Not Applicable

18
See Notes to Financial Statements

Van Kampen American Franchise Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

					June 23, 2005
					(Commencement of
	Year Ended August 31,				Operations) to
Class B Shares	2008	2007		2006	August 31, 2005

Net Asset Value, Beginning of the Period	$12.03	$11.30		$10.15	$10.00

Net Investment Income (a)	0.05	0.26		0.07	-0-	(b)
Net Realized and Unrealized Gain/Loss	(1.18)	0.53		1.13	0.15

Total from Investment Operations	(1.13)	0.79		1.20	0.15

Less:
Distributions from Net Investment Income	0.24	0.06		0.05	-0-
Distributions from Net Realized Gain	0.58	-0-	(b)	-0-	-0-

Total Distributions	0.82	0.06		0.05	-0-

Net Asset Value, End of the Period	$10.08	$12.03		$11.30	$10.15

Total Return* (c)	–9.98%	7.01%		11.90%	1.50%	**
Net Assets at End of the Period (In millions)	$28.3	$38.4		$19.5	$4.1
Ratio of Expenses to Average Net Assets* (d)	2.00%	1.95%		2.11%	2.13%
Ratio of Net Investment Income to Average Net Assets*	0.45%	2.15%		0.65%	0.27%
Portfolio Turnover	18%	39%		17%	0%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (d)	N/A	N/A		2.21%	5.69%
Ratio of Net Investment Income/Loss to Average Net Assets	N/A	N/A		0.55%	(3.28%	)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% and .03% for the periods ended August 31, 2006 and August 31, 2005, respectively.

N/A=Not Applicable

19
See Notes to Financial Statements

Van Kampen American Franchise Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

						June 23, 2005
						(Commencement of
	Year Ended August 31,					Operations) to
Class C Shares	2008		2007		2006	August 31, 2005

Net Asset Value, Beginning of the Period	$12.02		$11.30		$10.15	$10.00

Net Investment Income (a)	0.06		0.26		0.07	-0-	(b)
Net Realized and Unrealized Gain/Loss	(1.18)		0.53		1.13	0.15

Total from Investment Operations	(1.12)		0.79		1.20	0.15

Less:
Distributions from Net Investment Income	0.22		0.07		0.05	-0-
Distributions from Net Realized Gain	0.58		-0-	(b)	-0-	-0-

Total Distributions	0.80		0.07		0.05	-0-

Net Asset Value, End of the Period	$10.10		$12.02		$11.30	$10.15

Total Return* (c)	–9.89%	(d)	6.99%		11.91%	1.50%	**
Net Assets at End of the Period (In millions)	$26.6		$46.4		$24.8	$4.0
Ratio of Expenses to Average Net Assets* (e)	1.92%	(d)	1.95%		2.11%	2.13%
Ratio of Net Investment Income to Average Net Assets*	0.55%	(d)	2.15%		0.64%	0.25%
Portfolio Turnover	18%		39%		17%	0%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (e)	N/A		N/A		2.21%	5.69%
Ratio of Net Investment Income/Loss to Average Net Assets	N/A		N/A		0.54%	(3.31%	)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

(e)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these were reflected as a reduction of expenses, the ratios would decrease by .01% and .03% for the periods ended August 31, 2006 and August 31, 2005, respectively.

N/A=Not Applicable

20
See Notes to Financial Statements

Van Kampen American Franchise Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

					June 23, 2005
					(Commencement of
	Year Ended August 31,				Operations) to
Class I Shares	2008	2007		2006	August 31, 2005

Net Asset Value, Beginning of the Period	$12.23	$11.44		$10.17	$10.00

Net Investment Income (a)	0.18	0.42		0.18	0.01
Net Realized and Unrealized Gain/Loss	(1.22)	0.48		1.15	0.16

Total from Investment Operations	(1.04)	0.90		1.33	0.17

Less:
Distributions from Net Investment Income	0.34	0.11		0.06	-0-
Distributions from Net Realized Gain	0.58	-0-	(b)	-0-	-0-

Total Distributions	0.92	0.11		0.06	-0-

Net Asset Value, End of the Period	$10.27	$12.23		$11.44	$10.17

Total Return* (c)	–9.05%	7.93%		13.22%	1.60% **
Net Assets at End of the Period (In millions)	$0.1	$1.6		$1.0	$0.1
Ratio of Expenses to Average Net Assets* (d)	1.00%	0.93%		1.11%	1.13%
Ratio of Net Investment Income to Average Net Assets*	1.65%	3.42%		1.79%	0.76%
Portfolio Turnover	18%	39%		17%	0% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (d)	N/A	N/A		1.21%	6.94%
Ratio of Net Investment Income/Loss to Average Net Assets	N/A	N/A		1.69%	(5.05% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% and .03% for the periods ended August 31, 2006 and August 31, 2005, respectively.

N/A=Not Applicable

21
See Notes to Financial Statements

Van Kampen American Franchise Fund
Notes to Financial Statements  ■  August 31, 2008

1. Significant Accounting Policies
Van Kampen American Franchise Fund (the “Fund”) is organized as a series of the Van Kampen Equity Trust II, a Delaware statutory trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek long-term capital appreciation. The Fund invests primarily in equity securities of U.S. issuers that, in the judgment of the Fund’s portfolio management team have, among other things, resilient business franchises and growth potential. The Fund commenced investment operations on June 23, 2005. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to

22

Van Kampen American Franchise Fund
Notes to Financial Statements  ■  August 31, 2008  continued

the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expenses Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distributions and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. The Fund adopted the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes on February 29, 2008. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended August 31, 2008, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. During the current fiscal year, the Fund did not utilize capital losses carried forward. At August 31, 2008, the Fund had an accumulated capital loss carryforward for tax purposes of $3,318,019, which will expire according to the following schedule:

Amount	Expiration

$3,318,019	August 31, 2016

At August 31, 2008, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$318,870,322

Gross tax unrealized appreciation	23,311,985
Gross tax unrealized depreciation	(45,515,413)

Net tax unrealized depreciation on investments	$(22,203,428)

E. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as

23

Van Kampen American Franchise Fund
Notes to Financial Statements  ■  August 31, 2008  continued

ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
The tax character of distributions paid during the years ended August 31, 2008 and 2007 were as follows:

	2008	2007

Distributions paid from:
Ordinary income	$12,992,217	$3,133,284
Long-term capital gain	18,199,304	-0-

	$31,191,521	$3,133,284

Permanent differences, primarily due to the current year net realized gain/loss on foreign currency transactions, resulted in the following reclassifications among the Fund’s components of net assets at August 31, 2008:

Accumulated Undistributed	Accumulated
Net Investment Income	Net Realized Gain	Capital

$(25,101)	$25,101	-0-

As of August 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$4,104,027

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and post October losses of $12,165,796 which are not recognized for tax purposes until the first day of the following fiscal year.

F. Foreign Currency Translation Assets and liabilities denominated in a foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of foreign currency and the amount realized between trade date and settlement date on securities transactions. Income and expense are translated at rates prevailing when accrued.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	.70%
Next $500 million	.65%
Over $1 billion	.60%

24

Van Kampen American Franchise Fund
Notes to Financial Statements  ■  August 31, 2008  continued

The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Ltd. (the “Subadviser”, a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund’s investments. The Adviser paid 52% of its investment advisory fee to the Subadviser. The Adviser has agreed to waive all expenses in excess of 1.35% of Class A average daily net assets, 2.10% of Class B average daily net assets, 2.10% of Class C average daily net assets and 1.10% of Class I average daily net assets. This waiver is voluntary and can be discontinued at any time. For the year ended August 31, 2008, the Adviser did not waive any of its advisory fees or other expenses.
For the year ended August 31, 2008, the Fund recognized expenses of approximately $10,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended August 31, 2008, the Fund recognized expenses of approximately $73,400 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended August 31, 2008, the Fund recognized expenses of approximately $177,400 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $24,600 are included in “Other” assets on the Statement of Assets and Liabilities at August 31, 2008. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the year ended August 31, 2008, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $112,813 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $97,052. Sales charges do not represent expenses of the Fund.

25

Van Kampen American Franchise Fund
Notes to Financial Statements  ■  August 31, 2008  continued

At August 31, 2008, Morgan Stanley & Co., Inc., an affiliate of the Adviser, owned 8,340 shares of Class I.

3. Capital Transactions
For the years ended August 31, 2008 and 2007, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	August 31, 2008		August 31, 2007
	Shares	Value	Shares	Value

Sales:
Class A	4,019,893	$44,305,036	21,959,360	$265,472,377
Class B	413,308	4,442,921	1,962,022	23,461,994
Class C	352,866	3,847,376	2,505,947	29,806,463
Class I	173,290	1,833,831	4,789,340	56,893,445

Total Sales	4,959,357	$54,429,164	31,216,669	$375,634,279

Dividend Reinvestment:
Class A	2,267,552	$25,192,501	183,438	$2,188,408
Class B	217,430	2,393,908	11,766	139,187
Class C	210,325	2,317,782	17,168	202,925
Class I	9,847	109,599	40,520	484,217

Total Dividend Reinvestment	2,705,154	$30,013,790	252,892	$3,014,737

Repurchases:
Class A	(15,052,404)	$(164,038,608)	(5,049,390)	$(61,570,201)
Class B	(1,014,736)	(10,820,201)	(507,220)	(6,126,773)
Class C	(1,788,792)	(19,394,993)	(860,870)	(10,439,935)
Class I	(306,281)	(2,967,644)	(4,782,399)	(57,905,593)

Total Repurchases	(18,162,213)	$(197,221,446)	(11,199,879)	$(136,042,502)

4. Redemption Fee
Until November 3, 2008, the Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended August 31, 2008, the Fund received redemption fees of approximately $1,500 which are reported as part of “Cost of Shares Repurchased” on the Statements of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01. The redemption fee will no longer be applied after November 3, 2008.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $64,908,362 and $196,933,547, respectively.

26

Van Kampen American Franchise Fund
Notes to Financial Statements  ■  August 31, 2008  continued

6. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $571,158 and $-0- for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Accounting Pronouncements
In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of August 31, 2008, the Adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of Operations for a fiscal period.
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

27

Van Kampen American Franchise Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Van Kampen American Franchise Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen American Franchise Fund (the Fund) (one of the portfolios constituting the Van Kampen Equity Trust II) as of August 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from June 23, 2005 (commencement of operations) through August 31, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Franchise of the Van Kampen Equity Trust II at August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from June 23, 2005 (commencement of operations) through August 31, 2005, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
October 21, 2008

28

Van Kampen American Franchise Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Jerry W. Miller
President and Principal Executive Officer
Dennis Shea
Vice President
Kevin Klingert
Vice President
Amy R. Doberman
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Investment Subadvisor
Morgan Stanley Investment
Management Limited
25 Cabot Square
Century Wharf
London, United Kingdom E14 EQA

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York,New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended August 31, 2008. For corporate shareholders 100% of the distributions qualify for the dividends received deduction. The Fund designated and paid $18,199,304 as a long-term capital gain distribution. Certain ordinary dividends paid by the Fund may be treated as qualified dividend income and will therefore be subject to a maximum tax rate of 15%. The Fund intends to designate up to a maximum of $12,189,705 as taxed at a maximum rate of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

29

Van Kampen American Franchise Fund
Trustee and Officer Information

The business and affairs of each Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of each Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees:
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (63) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2005	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

30

Van Kampen American Franchise Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jerry D. Choate (70) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 2005	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (67) CAC, L.L.C. 4350 La Jolla Village Drive Suite 980 San Diego, CA 92122-6223	Trustee	Trustee since 2005	President of CAC, L.L.C., a private company offering capital investment and management advisory services.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc. and Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

31

Van Kampen American Franchise Fund
Trustee and Officer Information continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Linda Hutton Heagy†† (60) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 2005	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (56) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 2005	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (72) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2005	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

32

Van Kampen American Franchise Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jack E. Nelson (72) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 2005	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (67) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2005	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

33

Van Kampen American Franchise Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (66) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 2005	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

34

Van Kampen American Franchise Fund
Trustee and Officer Information continued
Interested Trustees:*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Trustee	Trustee since 2005	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

††	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

35

Van Kampen American Franchise Fund
Trustee and Officer Information  continued

Officers:
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	each Fund	Served	During Past 5 Years

Jerry W. Miller (47) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex and Director of Van Kampen Investments since June 2008. President and Chief Executive Officer of Van Kampen Investments and Director, Managing Director, Chief Executive Officer and President of Van Kampen Funds, Inc. since March 2008. Central Division Director for Morgan Stanley’s Global Wealth Management Group from March 2006 to June 2008. Previously, Chief Operating Officer of the global proprietary business of Merrill Lynch Investment Management from 2002 to 2006.

Dennis Shea (55) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2006	Managing Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., the Adviser and Van Kampen Advisors Inc. Chief Investment Officer-Global Equity of the same entities since February 2006. Vice President of Morgan Stanley Institutional and Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing Director and Director of Global Equity Research at Morgan Stanley from April 2000 to February 2006.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Chief Operating Officer of the Fixed Income portion of Morgan Stanley Investment Management Inc. since May 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007. Assistant Vice President municipal portfolio manager at Merrill Lynch from March 1985 to October 1991.

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2005	Managing Director and General Counsel - U.S. Investment Management; Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisors Inc. and the Adviser. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004 and General Counsel of Aeltus Investment Management, Inc. from January 1997 to July 2000.

Stefanie V. Chang Yu (41) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2005	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

36

Van Kampen American Franchise Fund
Trustee and Officer Information continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	each Fund	Served	During Past 5 Years

John L. Sullivan (53) 1 Parkview Plaza — Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 2005	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (46) 1 Parkview Plaza — Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

37

Van Kampen American Franchise Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

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Van Kampen American Franchise Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen American Franchise Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

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Van Kampen American Franchise Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

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Van Kampen American Franchise Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

146, 246, 346, 646
AMFRANN 10/08
IU08-05171P-Y08/08

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen International Growth Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of August 31, 2008.

This material must be preceded or accompanied by a Class A, B, and C share or Class I and R share prospectus for the fund being offered. The prospectuses contain information about the fund, including the investment objectives, risks, charges and expenses. To obtain a prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

Pursuant to an agreement and plan of reorganization between Van Kampen International Growth Fund and 1838 International Equity Fund, on December 16, 2005, Van Kampen International Growth Fund acquired substantially all of the assets and substantially all of the liabilities of the 1838 International Equity Fund in exchange for Class I shares of Van Kampen International Growth Fund. As a result of the reorganization, Class I shares of Van Kampen International Growth Fund are the accounting successor of the 1838 International Equity Fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 8/31/08

Performance of a $10,000 investment
This chart compares your fund’s Class I shares performance, to that of the MSCI EAFE Index from 8/31/98 through 8/31/08.

	A Shares		B Shares		C Shares		I Shares	R Shares
	since 12/19/05		since 12/19/05		since 12/19/05		since 8/3/95	since 3/20/07
		w/max		w/max		w/max
	w/o	5.75%	w/o	5.00%	w/o	1.00%	w/o	w/o
Average Annual	sales	sales	sales	sales	sales	sales	sales	sales
Total Returns	charges	charges	charges	charges	charges	charges	charges	charges
Since Inception	6.66%	4.35%	5.87%	4.85%	5.87%	5.87%	7.79%	–5.99%
10-year	—	—	—	—	—	—	7.97	—
5-year	—	—	—	—	—	—	15.28	—
1-year	–14.17	–19.11	–14.82	–19.04	–14.83	–15.68	–13.95	–14.36

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares may also be held in shareholder accounts opened in connection with the reorganization of the 1838 International Equity Fund into the Fund (“Reorganization Shareholders”). Reorganization Shareholders may purchase additional Class I shares of the Fund, either directly or through the reinvestment of dividends. Class I shares are offered without any sales charges on purchases or sales and do not include combined rule 12b-1 fees and service fees. Performance shown for the Fund’s Class I Shares reflects the performance of the shares of the Predecessor Fund. Figures shown above assume reinvestment of all dividends and capital gains. Class R Shares are offered without any sales charges on purchases or sales. The combined Rule 12b-1 fees and service fees for Class R Shares is up to 0.50 percent. Class R Shares are available for purchase exclusively by investors through certain tax-exempt retirement plans (including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. Figures shown above assume reinvestment of all distributions. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund’s returns would have been lower. Periods of less than one year are not annualized.

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets of investors. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment.

1

Fund Report
For the 12-month period ended August 31, 2008

Market Conditions

Volatility roiled the international equity markets in the 12-month period ended August 31, 2008. Economic uncertainty globally was fueled by the bursting of the housing bubble in the United States, tightening credit markets and slowing corporate earnings growth. Stagflation fears gripped developed markets as gross domestic product (GDP) growth slowed and inflationary pressures—due to record high commodity prices—increased. Investors moved away from securities in the increasingly risky financial sector and into more “defensive” sectors, such as consumer staples and utilities, that are less dependent on the strength of the current economic cycle.

The financial crisis that has roiled capital markets since 2007 only intensified from September onward. Overnight lending rates rose to extreme levels and inter-bank lending effectively came to a halt as banks refused to lend, raising borrowing costs and hampering economic activity around the world. Banks and other large financial institutions worldwide faced collapse and, in some cases, outright nationalization as governments moved to attempt to shore up the financial system and to protect depositors. Indeed, recent weeks have seen announcements of an array of government actions around the world to support the orderly functioning of credit activity. Volatility in the capital markets has remained elevated, with the CBOE VIX index of equity volatility reaching record levels while a sustained flight to quality briefly sent short-term Treasury yields to negative rates. Such volatility could well remain a significant feature of the markets until the crisis abates.

Performance Analysis

Class A, I, and R shares of Van Kampen International Growth Fund outperformed and Class B and C shares underperformed the MSCI EAFE Index for the 12 months ended August 31, 2008, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended August 31, 2008

					MSCI EAFE
Class A	Class B	Class C	Class I	Class R	Index

–14.17%	–14.82%	–14.83%	–13.95%	–14.36%	–14.41%

The performance for the five share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

2

For the period, the Fund’s performance relative to the MSCI EAFE Index was driven by strong returns from companies in the emerging markets and Europe, which offset the lackluster returns of the Fund’s holdings in Japan. Within the emerging markets, the Fund recovered from declines experienced during last summer’s sell-off, led by stock selection in an Egyptian construction company and a Chinese oil producer. In Europe, the Fund benefited from a Danish windmill manufacturer, whose stock price rose on the increased demand for wind-to-energy technology.

Toward the end of the period, however, the Fund fared relatively poorly in the materials sector and in Japan. In materials, a Chinese maker of containerboard declined as its earnings were depressed due to rising input costs of raw materials. Weakness in Japan stemmed from an air conditioning equipment manufacturer that lowered its earnings forecasts because of slowing demand in its European business unit.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Top 10 Holdings as of 8/31/08

E.ON, AG	2.6%
Total, SA	2.4
Nestle, SA	2.2
Fortum Oyj	2.1
ABB, Ltd.	1.8
BHP Billiton, Ltd.	1.8
SGL Carbon, AG	1.8
Tesco PLC	1.8
Kone Oyj, Class B	1.7
Smith & Nephew PLC	1.7

Top 5 Industries as of 8/31/08

Diversified Banks	12.9%
Electric Utilities	4.6
Wireless Telecommunication Services	3.7
Oil & Gas Exploration & Production	3.7
Health Care Equipment	3.5

Summary of Investments by Country Classification as of 8/31/08

United Kingdom	13.7%
Japan	12.7
Germany	8.4
Switzerland	7.8
France	7.7
Austria	4.6
Finland	3.8
Canada	3.7
Hong Kong	3.7
Australia	3.1
Greece	2.9
Singapore	2.6
Mexico	2.4
Luxembourg	2.4
Denmark	1.7
Israel	1.6
Cayman Islands	1.5
Portugal	1.4
India	1.3
Norway	1.3
Spain	1.2
Egypt	1.1
Republic of China (Taiwan)	1.1
Netherlands	1.1
(continued on next page)

4

Summary of Investments by Country Classification as of 8/31/08
(continued from previous page)

Indonesia	1.0
Bermuda	1.0
Ireland	0.8
United Arab Emirates	0.8
Sweden	0.2

Total Long-Term Investments	96.6
Total Repurchase Agreements	1.7

Total Investments	98.3
Foreign Currency	0.1
Other Assets in Excess of Liabilities	1.6

Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of total net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

5

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

6

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

7

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 3/1/08 - 8/31/08.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	3/1/08	8/31/08	3/1/08-8/31/08
Class A
Actual	$1,000.00	$889.71	$5.99
Hypothetical	1,000.00	1,018.80	6.39
(5% annual return before expenses)

Class B
Actual	1,000.00	886.61	9.58
Hypothetical	1,000.00	1,014.98	10.23
(5% annual return before expenses)

Class C
Actual	1,000.00	886.55	9.58
Hypothetical	1,000.00	1,014.98	10.23
(5% annual return before expenses)

Class I
Actual	1,000.00	890.98	4.85
Hypothetical	1,000.00	1,020.01	5.18
(5% annual return before expenses)

Class R
Actual	1,000.00	888.99	7.26
Hypothetical	1,000.00	1,017.44	7.76
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.26%, 2.02%, 2.02%, 1.02%, and 1.53% for Class A, B, C, I, and R Shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

8

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 15, 2008 and May 8, 2008, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of existing and alternative breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the

9

independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management strategy over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing

10

services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

11

Van Kampen International Growth Fund
Portfolio of Investments  ■  August 31, 2008

	Number of
Description	Shares	Value

Common Stocks 96.6%
Australia 3.1%
BHP Billiton Ltd.	542,337	$19,113,232
CSL Ltd.	383,092	13,377,430

		32,490,662

Austria 4.6%
Andritz, AG	256,378	15,858,259
Erste Bank Der Oester Spark, AG	269,594	16,218,368
Vienna Insurance Group	252,118	15,763,351

		47,839,978

Bermuda 1.0%
Esprit Holdings Ltd.	1,257,494	10,401,620

Canada 3.7%
EnCana Corp.	171,971	12,926,168
Petrobank Energy & Resources Ltd. (a)	234,150	10,342,471
Research In Motion Ltd. (a)	128,200	15,589,120

		38,857,759

Cayman Islands 1.5%
Lee & Man Paper Manufacturing Ltd.	4,644,000	4,635,291
Parkson Retail Group Ltd.	7,544,000	10,856,698

		15,491,989

Denmark 1.7%
Vestas Wind Systems, A/S (a)	127,558	17,319,699

Egypt 1.1%
Orascom Construction Industries—GDR	90,827	11,696,315

Finland 3.8%
Fortum Oyj	527,790	21,658,802
Kone Oyj, Class B	576,312	17,831,011
Neste Oil Oyj	19,626	468,032

		39,957,845

France 7.7%
AXA, SA	522,954	16,781,366
BNP Paribas, SA	152,044	13,721,337
Essilor International, SA	252,670	13,439,257
LVMH Moet-Hennessy Louis Vuitton, SA	111,377	11,843,704
Total, SA	343,480	24,693,625

		80,479,289

Germany 8.4%
Adidas, AG	222,578	13,069,881
Bayer, AG	193,036	15,294,163
E.ON, AG	460,549	26,909,404
SAP, AG	254,290	14,241,710
SGL Carbon, AG (a)	312,245	18,817,431

		88,332,589

12
See Notes to Financial Statements

Van Kampen International Growth Fund
Portfolio of Investments  ■  August 31, 2008  continued

	Number of
Description	Shares	Value

Greece 2.9%
Coca-Cola Hellenic Bottling Co., SA	589,605	$14,533,816
National Bank of Greece, SA	352,095	15,678,143

		30,211,959

Hong Kong 3.7%
Bank of East Asia Ltd.	2,861,200	11,322,451
China Resources Power Holdings Co. Ltd.	4,816,000	11,901,236
CNOOC Ltd.	9,654,000	15,031,445

		38,255,132

India 1.3%
Bharti Airtel Ltd. (a)	721,539	13,661,950

Indonesia 1.0%
Bumi Resources Tbk PT	17,555,500	10,427,387

Ireland 0.8%
CRH PLC	332,743	8,730,901

Israel 1.6%
Teva Pharmaceutical Industries Ltd.—ADR	351,407	16,635,607

Japan 12.7%
Canon, Inc.	303,300	13,571,530
Daikin Industries Ltd.	336,700	11,395,845
Komatsu Ltd.	581,800	12,211,743
Mitsubishi Estate Co. Ltd.	521,000	11,551,264
Nippon Electric Glass Co. Ltd.	806,000	10,740,615
Sanyo Electric Co. Ltd. (a)	6,642,000	13,206,884
Sharp Corp.	748,000	9,515,860
Shin-Etsu Chemical Co. Ltd.	187,300	10,448,340
Sony Corp.	273,900	10,487,742
Stanley Electric Co. Ltd.	644,700	12,977,004
Terumo Corp.	307,600	17,214,546

		133,321,373

Luxembourg 2.4%
ArcelorMittal	165,411	13,027,654
Millicom International Cellular, SA	149,200	11,842,004

		24,869,658

Mexico 2.4%
America Movil, SAB de CV, Ser L—ADR	253,144	13,006,539
Wal-Mart de Mexico, SAB de CV, Ser V—ADR	333,547	12,158,522

		25,165,061

Netherlands 1.1%
Reed Elsevier, NV	667,764	11,169,350

13
See Notes to Financial Statements

Van Kampen International Growth Fund
Portfolio of Investments  ■  August 31, 2008  continued

	Number of
Description	Shares	Value

Norway 1.3%
Storebrand, ASA	115,817	$863,584
Telenor, ASA	788,444	12,391,139

		13,254,723

Portugal 1.4%
Banco Espirito Santo, SA	1,122,954	14,495,108

Republic of China (Taiwan) 1.1%
Delta Electronics, Inc.	4,330,200	11,628,660

Singapore 2.6%
DBS Group Holdings Ltd.	1,174,255	14,862,375
Keppel Corp. Ltd.	1,768,800	12,312,856

		27,175,231

Spain 1.2%
Banco Santander, SA	742,532	12,630,216

Sweden 0.2%
Getinge, AB, Class B	81,127	1,849,133

Switzerland 7.8%
ABB Ltd.	783,567	19,204,104
EFG International	404,853	12,322,366
Nestle, SA	516,074	22,742,198
Roche Holding, AG	72,133	12,159,611
SGS, SA	12,109	15,518,188

		81,946,467

United Arab Emirates 0.8%
First Gulf Bank PJSC (warrants, expiring 09/10/27) (a)	1,358,277	8,462,066

United Kingdom 13.7%
Capita Group PLC	1,047,377	13,498,005
G4S PLC	3,091,423	13,129,082
HSBC Holdings PLC	946,060	14,903,587
Man Group PLC	1,121,763	11,596,674
Prudential PLC	1,313,219	13,124,022
Reckitt Benckiser PLC	313,202	15,842,327
SABMiller PLC	566,101	12,155,645
Smith & Nephew PLC	1,467,580	17,679,701
Standard Chartered PLC	473,944	12,887,836
Tesco PLC	2,688,781	18,652,786

		143,469,665

Total Long-Term Investments 96.6% (Cost $1,074,317,681)		1,010,227,392

14
See Notes to Financial Statements

Van Kampen International Growth Fund
Portfolio of Investments  ■  August 31, 2008  continued

Description	Value

Repurchase Agreements 1.7%
Banc of America Securities ($5,415,248 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.08%, dated 08/29/08, to be sold on 09/02/08 at $5,416,500)	$5,415,248
Citigroup Global Markets, Inc. ($5,415,248 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.10%, dated 08/29/08, to be sold on 09/02/08 at $5,416,512)	5,415,248
JPMorgan Chase & Co. ($1,624,575 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.11%, dated 08/29/08, to be sold on 09/02/08 at $1,624,955)	1,624,575
State Street Bank & Trust Co. ($5,048,929 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.75%, dated 08/29/08, to be sold on 09/02/08 at $5,049,911)	5,048,929

Total Repurchase Agreements 1.7% (Cost $17,504,000)	17,504,000

Total Investments 98.3% (Cost $1,091,821,681)	1,027,731,392

Foreign Currency 0.1% (Cost $1,017,269)	996,968

Other Assets in Excess of Liabilities 1.6%	16,891,581

Net Assets 100.0%	$1,045,619,941

Percentages are calculated as a percentage of net assets.

Securities with total market value equal to $908,401,311 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees.

(a)	Non-income producing security.

ADR—American Depositary Receipt
GDR—Global Depositary Receipt

Summary of Long-Term Investments by Industry Classification (Unaudited)

		Percent of
Industry	Value	Net Assets

Diversified Banks	$135,181,486	12.9%
Electric Utilities	48,568,207	4.6
Wireless Telecommunication Services	38,510,492	3.7
Oil & Gas Exploration & Production	38,300,083	3.7
Health Care Equipment	36,743,380	3.5

15
See Notes to Financial Statements

Van Kampen International Growth Fund
Portfolio of Investments  ■  August 31, 2008  continued

		Percent of
Industry	Value	Net Assets

Heavy Electrical Equipment	$36,523,803	3.5%
Industrial Machinery	33,689,270	3.2
Consumer Electronics	33,210,486	3.2
Multi-Line Insurance	32,544,718	3.1
Pharmaceuticals	28,795,218	2.8
Diversified Commercial & Professional Services	28,647,270	2.7
Apparel, Accessories & Luxury Goods	24,913,585	2.4
Integrated Oil & Gas	24,693,625	2.4
Asset Management & Custody Banks	23,919,040	2.3
Packaged Foods & Meats	22,742,198	2.2
Electronic Equipment Manufacturers	22,369,274	2.1
Diversified Metals & Mining	19,113,232	1.8
Electrical Components & Equipment	18,817,430	1.8
Food Retail	18,652,786	1.8
Household Products	15,842,327	1.5
Communications Equipment	15,589,120	1.5
Diversified Chemicals	15,294,163	1.5
Soft Drinks	14,533,816	1.4
Application Software	14,241,710	1.4
Life & Health Insurance	13,987,607	1.3
Office Electronics	13,571,530	1.3
Human Resource & Employment Services	13,498,005	1.3
Health Care Supplies	13,439,257	1.3
Biotechnology	13,377,431	1.3
Steel	13,027,654	1.2
Auto Parts & Equipment	12,977,004	1.2
Integrated Telecommunication Services	12,391,139	1.2
Industrial Conglomerates	12,312,856	1.2
Construction & Farm Machinery & Heavy Trucks	12,211,743	1.2
Hypermarkets & Super Centers	12,158,522	1.2
Brewers	12,155,645	1.2
Independent Power Producers & Energy Traders	11,901,237	1.1
Construction & Engineering	11,696,315	1.1
Real Estate Management & Development	11,551,264	1.1
Building Products	11,395,845	1.1
Publishing	11,169,350	1.1
Department Stores	10,856,698	1.0
Specialty Chemicals	10,448,341	1.0
Coal & Consumable Fuels	10,427,387	1.0
Apparel Retail	10,401,620	1.0
Construction Materials	8,730,901	0.8
Paper Products	4,635,290	0.4
Oil & Gas Refining & Marketing	468,032	0.0 *

	$1,010,227,392	96.6%

*	Amount is less than 0.1%

16
See Notes to Financial Statements

Van Kampen International Growth Fund
Financial Statements

Statement of Assets and Liabilities
August 31, 2008

Assets:
Total Investments (Cost $1,091,821,681)	$1,027,731,392
Foreign Currency (Cost $1,017,269)	996,968
Cash	612
Receivable:
Investments Sold	26,316,678
Fund Shares Sold	6,723,414
Dividends	1,536,700
Interest	2,908
Other	62,138

Total Assets	1,063,370,810

Liabilities:
Payables:
Investments Purchased	13,623,215
Fund Shares Repurchased	2,599,564
Investment Advisory Fee	655,197
Distributor and Affiliates	294,700
Trustees’ Deferred Compensation and Retirement Plans	50,499
Accrued Expenses	527,694

Total Liabilities	17,750,869

Net Assets	$1,045,619,941

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$1,126,820,180
Accumulated Undistributed Net Investment Income	19,660,285
Accumulated Net Realized Loss	(36,744,951)
Net Unrealized Depreciation	(64,115,573)

Net Assets	$1,045,619,941

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $638,635,949 and 33,128,656 shares of beneficial interest issued and outstanding)	$19.28
Maximum sales charge (5.75%* of offering price)	1.18

Maximum offering price to public	$20.46

Class B Shares:
Net asset value and offering price per share (Based on net assets of $51,017,992 and 2,686,097 shares of beneficial interest issued and outstanding)	$18.99

Class C Shares:
Net asset value and offering price per share (Based on net assets of $37,360,143 and 1,967,411 shares of beneficial interest issued and outstanding)	$18.99

Class I Shares:
Net asset value and offering price per share (Based on net assets of $317,864,573 and 16,416,246 shares of beneficial interest issued and outstanding)	$19.36

Class R Shares:
Net asset value and offering price per share (Based on net assets of $741,284 and 38,584 shares of beneficial interest issued and outstanding)	$19.21

*	On sales of $50,000 or more, the sales charge will be reduced.

17
See Notes to Financial Statements

Van Kampen International Growth Fund
Financial Statements  continued

Statement of Operations
For the Year Ended August 31, 2008

Investment Income:
Dividends (Net of foreign withholding taxes of $2,474,848)	$32,620,707
Interest	406,018

Total Income	33,026,725

Expenses:
Investment Advisory Fee	7,746,632
Distribution (12b-1) and Service Fees
Class A	1,719,825
Class B	568,260
Class C	405,478
Class R	2,025
Transfer Agent Fees	1,564,960
Custody	382,103
Reports to Shareholders	252,997
Accounting and Administrative Expenses	205,430
Professional Fees	113,444
Registration and Filing Fees	93,966
Trustees’ Fees and Related Expenses	25,402
Other	39,538

Total Expenses	13,120,060
Less Credits Earned on Cash Balances	11,943

Net Expenses	13,108,117

Net Investment Income	$19,918,608

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(31,874,113)
Foreign Currency Transactions	52,232

Net Realized Loss	(31,821,881)

Unrealized Appreciation/Depreciation:
Beginning of the Period	97,884,666

End of the Period:
Investments	(64,090,289)
Foreign Currency Translation	(25,284)

(64,115,573)

Net Unrealized Depreciation During the Period	(162,000,239)

Net Realized and Unrealized Loss	$(193,822,120)

Net Decrease in Net Assets From Operations	$(173,903,512)

18
See Notes to Financial Statements

Van Kampen International Growth Fund
Financial Statements  continued

Statement of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	August 31, 2008	August 31, 2007

From Investment Activities:
Operations:
Net Investment Income	$19,918,608	$4,335,732
Net Realized Gain/Loss	(31,821,881)	8,632,317
Net Unrealized Appreciation/Depreciation During the Period	(162,000,239)	80,049,735

Change in Net Assets from Operations	(173,903,512)	93,017,784

Distributions from Net Investment Income:
Class A Shares	(2,885,531)	(864,444)
Class B Shares	-0-	(40,778)
Class C Shares	(35,167)	(18,423)
Class I Shares	(1,406,653)	(250,770)
Class R Shares	(1,253)	-0-

	(4,328,604)	(1,174,415)

Distributions from Net Realized Gain:
Class A Shares	(6,580,836)	-0-
Class B Shares	(561,699)	-0-
Class C Shares	(403,887)	-0-
Class I Shares	(2,382,524)	-0-
Class R Shares	(3,168)	-0-

	(9,932,114)	-0-

Total Distributions	(14,260,718)	(1,174,415)

Net Change in Net Assets from Investment Activities	(188,164,230)	91,843,369

From Capital Transactions:
Proceeds from Shares Sold	608,358,550	520,424,764
Net Asset Value of Shares Issued Through Dividend Reinvestment	12,369,198	964,053
Cost of Shares Repurchased	(225,498,164)	(59,230,562)

Net Change in Net Assets from Capital Transactions	395,229,584	462,158,255

Total Increase in Net Assets	207,065,354	554,001,624
Net Assets:
Beginning of the Period	838,554,587	284,552,963

End of the Period (Including accumulated undistributed net investment income of $19,660,285 and $4,020,576, respectively)	$1,045,619,941	$838,554,587

19
See Notes to Financial Statements

Van Kampen International Growth Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

			December 19, 2005
	Year Ended		(Commencement of
	August 31,		Operations) to
Class A Shares	2008	2007	August 31, 2006

Net Asset Value, Beginning of the Period	$22.77	$18.77	$16.47

Net Investment Income (a)	.43	.18	.15
Net Realized and Unrealized Gain/Loss	(3.59)	3.88	2.15

Total from Investment Operations	(3.16)	4.06	2.30

Less:
Distributions from Net Investment Income	.10	.06	-0-
Distributions from Net Realized Gain	.23	-0-	-0-

Total Distributions	.33	.06	-0-

Net Asset Value, End of the Period	$19.28	$22.77	$18.77

Total Return* (b)	–14.17%	21.65%	13.96% **
Net Assets at End of the Period (In millions)	$638.6	$583.0	$209.4
Ratio of Expenses to Average Net Assets* (c)	1.26%	1.31%	1.52%
Ratio of Net Investment Income to Average Net Assets*	1.93%	.82%	1.22%
Portfolio Turnover	38%	21%	14% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	N/A	N/A	1.80%
Ratio of Net Investment Income to Average Net Assets	N/A	N/A	.94%

**	Non-annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period ended August 31, 2006.

N/A = Not Applicable

20
See Notes to Financial Statements

Van Kampen International Growth Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

			December 19, 2005
	Year Ended		(Commencement of
	August 31,		Operations) to
Class B Shares	2008	2007	August 31, 2006

Net Asset Value, Beginning of the Period	$22.52	$18.68	$16.47

Net Investment Income (a)	.25	.01	.05
Net Realized and Unrealized Gain/Loss	(3.55)	3.86	2.16

Total from Investment Operations	(3.30)	3.87	2.21

Less:
Distributions from Net Investment Income	-0-	.03	-0-
Distributions from Net Realized Gain	.23	-0-	-0-

Total Distributions	.23	.03	-0-

Net Asset Value, End of the Period	$18.99	$22.52	$18.68

Total Return* (b)	–14.82%	20.73%	13.42% **
Net Assets at End of the Period (In millions)	$51.0	$49.8	$18.5
Ratio of Expenses to Average Net Assets* (c)	2.01%	2.07%	2.27%
Ratio of Net Investment Income to Average Net Assets*	1.15%	.05%	.43%
Portfolio Turnover	38%	21%	14% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	N/A	N/A	2.53%
Ratio of Net Investment Income to Average Net Assets	N/A	N/A	.17%

**	Non-annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period ended August 31, 2006.

N/A = Not Applicable

21
See Notes to Financial Statements

Van Kampen International Growth Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

			December 19, 2005
	Year Ended		(Commencement of
	August 31,		Operations) to
Class C Shares	2008	2007	August 31, 2006

Net Asset Value, Beginning of the Period	$22.53	$18.68	$16.47

Net Investment Income (a)	.25	.02	.05
Net Realized and Unrealized Gain/Loss	(3.54)	3.86	2.16

Total from Investment Operations	(3.29)	3.88	2.21

Less:
Distributions from Net Investment Income	.02	.03	-0-
Distributions from Net Realized Gain	.23	-0-	-0-

Total Distributions	.25	.03	-0-

Net Asset Value, End of the Period	$18.99	$22.53	$18.68

Total Return* (b)	–14.83%	20.77%	13.42% **
Net Assets at End of the Period (In millions)	$37.4	$32.0	$9.8
Ratio of Expenses to Average Net Assets* (c)	2.01%	2.06%	2.27%
Ratio of Net Investment Income/Loss to Average Net Assets*	1.16%	.10%	.42%
Portfolio Turnover	38%	21%	14% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	N/A	N/A	2.51%
Ratio of Net Investment Income to Average Net Assets	N/A	N/A	.19%

**	Non-annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period ended August 31, 2006.

N/A = Not Applicable

22
See Notes to Financial Statements

Van Kampen International Growth Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

				Nov. 1,
	Year Ended			2005 to
	August 31,			Aug. 31,	Year Ended October 31,
Class I Shares	2008	2007		2006	2005		2004

Net Asset Value, Beginning of the Period	$22.85	$18.80		$15.36	$12.57		$10.50

Net Investment Income	.49 (a)	.23	(a)	.16 (a)	.13		.10
Net Realized and Unrealized Gain/Loss	(3.62)	3.89		3.33	2.66		1.97

Total from Investment Operations	(3.13)	4.12		3.49	2.79		2.07

Less:
Distributions from Net Investment Income	.13	.07		.05	-0-		-0-
Distributions from Net Realized Gain	.23	-0-		-0-	-0-		-0-

Total Distributions	.36	.07		.05	-0-		-0-

Net Asset Value, End of the Period	$19.36	$22.85		$18.80	$15.36		$12.57

Total Return* (b)	–13.95%	21.95%		22.68% **	22.20%		19.71%
Net Assets at End of the Period (In millions)	317.9	$173.5		$46.8	$18.3		$30.0
Ratio of Expenses to Average Net Assets* (c)	1.01%	1.06%		1.27%	1.25%		1.25%
Ratio of Net Investment Income to Average Net Assets*	2.20%	1.05%		1.14%	.64%		.63%
Portfolio Turnover	38%	21%		14% **	17%		37%
* If certain expenses had not been voluntarily assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	N/A	N/A		1.89%	2.37%		1.48%
Ratio of Net Investment Income/Loss to Average Net Assets	N/A	N/A		.52%	(.48%	)	.40%

**	Non-annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period ended August 31, 2006.

N/A = Not Applicable

23
See Notes to Financial Statements

Van Kampen International Growth Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

		March 20, 2007
		(Commencement of
	Year Ended	Operations) to
Class R Shares	August 31, 2008	August 31, 2007

Net Asset Value, Beginning of the Period	$22.74	$21.30

Net Investment Income (a)	.33	.05
Net Realized and Unrealized Gain/Loss	(3.54)	1.39

Total from Investment Operations	(3.21)	1.44

Less:
Distributions from Net Investment Income	.09	-0-
Distributions from Net Realized Gain	.23	-0-

Total Distributions	.32	-0-

Net Asset Value, End of the Period	$19.21	$22.74

Total Return (b)	–14.36%	6.76% *
Net Assets at End of the Period (In millions)	$.7	$.3
Ratio of Expenses to Average Net Assets	1.52%	1.54%
Ratio of Net Investment Income to Average Net Assets	1.50%	.53%
Portfolio Turnover	38%	21%

*	Non-annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to .50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

24
See Notes to Financial Statements

Van Kampen International Growth Fund
Notes to Financial Statements  ■  August 31, 2008

1. Significant Accounting Policies
Van Kampen International Growth Fund (the “Fund”), is organized as a series of the Van Kampen Equity Trust II, a Delaware statutory trust and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek capital appreciation, with a secondary objective of income. The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of equity securities of issuers located in countries other than the United States. The Class I Shares of the Fund commenced investment operations on December 16, 2005. Pursuant to an agreement and plan of reorganization between the Fund and 1838 International Equity Fund, at the close of business on December 16, 2005, the Fund acquired substantially all of the net assets of the 1838 International Equity Fund in exchange for Class I Shares of the Fund through a tax-free exchange under Section 368 of the Internal Revenue Code. As a result of the reorganization, Class I Shares of the Fund became the accounting successor of the 1838 International Equity Fund and the fiscal year end changed from October 31 to August 31. The 1838 International Equity Fund commenced investment operations on August 3, 1995. The Fund offers Class A Shares, Class B Shares, Class C Shares, Class I Shares, and Class R Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Forward foreign currency contracts are valued using quoted foreign exchange rates.

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

25

Van Kampen International Growth Fund
Notes to Financial Statements  ■  August 31, 2008  continued

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expenses Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. The Fund adopted the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes on February 29, 2008. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended August 31, 2008, remains subject to examination by taxing authorities.
At August 31, 2008, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$1,094,125,477

Gross tax unrealized appreciation	$81,560,052
Gross tax unrealized depreciation	(147,954,137)

Net tax unrealized depreciation on investments	$(66,394,085)

E. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

26

Van Kampen International Growth Fund
Notes to Financial Statements  ■  August 31, 2008  continued

The tax character of distributions paid during the years ended August 31, 2008 and 2007 were as follows:

	2008	2007

Distributions paid from:
Ordinary income	$6,198,095	$1,961,133
Long-term capital gain	9,930,449	-0-

	$16,128,544	$1,961,133

Permanent differences, primarily due to the reclassification of currency gains and losses to income, resulted in the following reclassifications among the Fund’s components of net assets at August 31, 2008:

Accumulated Undistributed	Accumulated
Net Investment Income	Net Realized Gain	Capital

$49,705	$(49,705)	$-0-

As of August 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$19,734,229

Net realized gains and losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and post October losses of $34,441,155 which are not recognized for tax purposes until the first day of the following fiscal year.

F. Foreign Currency Translation Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of the foreign currency and the amount realized between trade date and settlement date on security transactions. Income and expenses are translated at rates prevailing when accrued.

G. Credits Earned on Cash Balances During the year ended August 31, 2008, the Fund’s custody fee was reduced by $11,943 as a result of credits earned on cash balances.

27

Van Kampen International Growth Fund
Notes to Financial Statements  ■  August 31, 2008  continued

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $1 billion	.75%
Over $1 billion	.70%

For the year ended August 31, 2008, the Fund recognized expenses of approximately $23,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended August 31, 2008, the Fund recognized expenses of approximately $124,800 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended August 31, 2008, the Fund recognized expenses of approximately $296,600 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $29,700 are included in “Other” assets on the Statement of Assets and Liabilities at August 31, 2008. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the year ended August 31, 2008, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $788,100 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $99,100. Sales charges do not represent expenses of the Fund.

28

Van Kampen International Growth Fund
Notes to Financial Statements  ■  August 31, 2008  continued

At August 31, 2008, Morgan Stanley Investment Management Inc., an affiliate of the Adviser, owned 4,695 shares of Class R.

3. Capital Transactions
For the years ended August 31, 2008 and 2007, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	August 31, 2008		August 31, 2007
	Shares	Value	Shares	Value

Sales:
Class A	14,132,631	$319,032,353	16,527,477	$353,261,907
Class B	1,167,335	26,213,986	1,536,817	32,401,473
Class C	994,114	22,568,038	1,008,710	21,617,589
Class I	10,858,107	239,976,500	5,243,319	112,286,494
Class R	27,035	567,673	37,237	857,301

Total Sales	27,179,222	$608,358,550	24,353,560	$520,424,764

Dividend Reinvestment:
Class A	371,931	$8,822,191	40,698	$845,198
Class B	22,922	538,660	1,896	39,120
Class C	15,055	353,641	730	15,065
Class I	111,512	2,651,761	3,109	64,670
Class R	124	2,945	-0-	-0-

Total Dividend Reinvestment	521,544	$12,369,198	46,433	$964,053

Repurchases:
Class A	(6,977,658)	$(152,828,062)	(2,124,112)	$(46,095,857)
Class B	(713,289)	(15,501,465)	(322,185)	(6,982,866)
Class C	(461,186)	(9,828,365)	(112,690)	(2,444,119)
Class I	(2,145,250)	(47,283,839)	(145,050)	(3,198,225)
Class R	(2,558)	(56,433)	(23,254)	(509,495)

Total Repurchases	(10,299,941)	$(225,498,164)	(2,727,291)	$(59,230,562)

4. Redemption Fee
The Fund will assess a 2% redemption fee on proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended August 31, 2008, the Fund received redemption fees of approximately $16,500, which are reported as part of “Cost of Shares Repurchased” on the Statements of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $767,117,380 and $387,597,242, respectively.

29

Van Kampen International Growth Fund
Notes to Financial Statements  ■  August 31, 2008  continued

6. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares, Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets and up to .50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $627,500 and $31,700 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the foreign currency exposure or to generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized.
Purchasing securities or foreign currency on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities or foreign currency on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.
A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component on realized gain/loss on forward foreign currency contracts. Risks may arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar. As of August 31, 2008, there were no forward foreign currency contracts outstanding.

8. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

30

Van Kampen International Growth Fund
Notes to Financial Statements  ■  August 31, 2008  continued

9. Accounting Pronouncements
In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of August 31, 2008, the Adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of Operations for a fiscal period.
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

31

Van Kampen International Growth Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen International Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen International Growth Fund (the Fund) (one of the portfolios constituting the Van Kampen Equity Trust II) as of August 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from November 1, 2005 through August 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the two years in the period ended October 31, 2005 were audited by other auditors whose report dated December 6, 2005 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen International Growth Fund of the Van Kampen Equity Trust II at August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from November 1, 2005 through August 31, 2006, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
October 21, 2008

32

Van Kampen International Growth Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Jerry W. Miller
President and Principal Executive Officer
Dennis Shea
Vice President
Kevin Klingert
Vice President
Amy R. Doberman
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended August 31, 2008. The Fund designated and paid $9,930,449 as a long-term capital gain distribution. The Fund intends to pass through foreign tax credits of $1,867,826 and has derived net income from sources within foreign countries amounting to $23,880,532. Certain ordinary dividends paid by the Fund may be treated as qualified dividend income and will therefore be subject to a maximum rate of 15%. The Fund intends to designate up to a maximum of $40,264,492 as taxed at a maximum rate of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

33

Van Kampen International Growth Fund
Trustee and Officer Information

The business and affairs of each Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of each Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees:
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (63) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2005	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

34

Van Kampen International Growth Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jerry D. Choate (70) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 2005	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (67) CAC, L.L.C. 4350 La Jolla Village Drive Suite 980 San Diego, CA 92122-6223	Trustee	Trustee since 2005	President of CAC, L.L.C., a private company offering capital investment and management advisory services.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc. and Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

35

Van Kampen International Growth Fund
Trustee and Officer Information continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Linda Hutton Heagy†† (60) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 2005	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (56) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 2005	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (72) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2005	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

36

Van Kampen International Growth Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jack E. Nelson (72) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 2005	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (67) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2005	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

37

Van Kampen International Growth Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (66) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 2005	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

38

Van Kampen International Growth Fund
Trustee and Officer Information continued
Interested Trustees:*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Trustee	Trustee since 2005	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

††	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

39

Van Kampen International Growth Fund
Trustee and Officer Information  continued

Officers:
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	each Fund	Served	During Past 5 Years

Jerry W. Miller (47) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex and Director of Van Kampen Investments since June 2008. President and Chief Executive Officer of Van Kampen Investments and Director, Managing Director, Chief Executive Officer and President of Van Kampen Funds, Inc. since March 2008. Central Division Director for Morgan Stanley’s Global Wealth Management Group from March 2006 to June 2008. Previously, Chief Operating Officer of the global proprietary business of Merrill Lynch Investment Management from 2002 to 2006.

Dennis Shea (55) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2006	Managing Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., the Adviser and Van Kampen Advisors Inc. Chief Investment Officer-Global Equity of the same entities since February 2006. Vice President of Morgan Stanley Institutional and Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing Director and Director of Global Equity Research at Morgan Stanley from April 2000 to February 2006.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Chief Operating Officer of the Fixed Income portion of Morgan Stanley Investment Management Inc. since May 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007. Assistant Vice President municipal portfolio manager at Merrill Lynch from March 1985 to October 1991.

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2005	Managing Director and General Counsel - U.S. Investment Management; Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisors Inc. and the Adviser. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004 and General Counsel of Aeltus Investment Management, Inc. from January 1997 to July 2000.

40

Van Kampen International Growth Fund
Trustee and Officer Information continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	each Fund	Served	During Past 5 Years

Stefanie V. Chang Yu (41) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2005	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (53) 1 Parkview Plaza — Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 2005	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (46) 1 Parkview Plaza — Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

41

Van Kampen International Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

(continued on next page)

Van Kampen International Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen International Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

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Van Kampen International Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

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Van Kampen International Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

34, 134, 234, 634, 334
IGFANN 10/08
IU08-05170P-Y08/08

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Equity Premium Income Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of August 31, 2008.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 8/31/08

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the fund’s benchmark, a blend of 75 percent CBOE BXM Index and 25 percent S&P 500® Index, from 6/26/2006 (the fund’s inception date) through 8/31/2008. Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares		I Shares
	since 6/26/06		since 6/26/06		since 6/26/06		since 6/26/06
		w/max		w/max		w/max
		5.75%		5.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	2.14%	–0.59%	1.38%	0.15%	1.38%	1.38%	2.35%

1-year	–9.31	–14.50	–9.93	–14.14	–9.93	–10.77	–9.04

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund’s returns would have been lower. Periods of less than one year are not annualized.

The S&P 500® Index is generally representative of the U.S. stock market. The index does not include any expenses, fees or sales charges, which would lower performance. The CBOE S&P 500® BuyWrite Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. BXM is a passive total return index based on (1) buying an S&P 500 index portfolio, and (2) “writing” (or selling) the near-term S&P 500 Index (SPXSM) “covered” call option, generally on the third Friday of each month. The SPX call written will have about one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out of the money). The SPX call is held until expiration and cash settled, at which time a new one-month, near-the-money call is written. Indexes are unmanaged and should not be considered investments. It is not possible to invest directly in an index.

Fund Report
For the 12-month period ended August 31, 2008

Market Conditions

The subprime mortgage-related writedowns at financial companies that began in the fourth quarter of 2007 continued in the first quarter of 2008, and the contagion continued to spread to other debt-related instruments. Despite sound fundamentals, the corporate loan market came under stress and the dealer community suffered heavier losses as liquidity dried up. With their capital positions impaired, banks cut back lending and raised credit standards.

As the credit crisis unfolded and with corporate earnings and overall gross domestic product (GDP) growth at risk, the broad market trended lower. The Federal Reserve (the “Fed”) had been aggressively easing the target federal funds rate to help support the markets and the economy, but ultimately had to resort to more extreme measures of providing liquidity, including opening the Primary Dealer Credit Facility, to avoid a potential collapse of the U.S. financial system. Calm temporarily returned to the market and liquidity improved for a while.

However, continuing job losses, rising inflation, tumbling home values, and still tight credit markets continued to weigh on the U.S. economy. As commodity-based inflation spread to other economic sectors, the Fed changed its bias from concern about economic growth to concern about inflation. That change in stance drove the market lower in June. With global growth slowing due to foreign central bank tightening and rising inflationary pressures, corporate earnings expectations were lowered, which started a vicious cycle of operating losses, capital risk, collapsing share price, recapitalization problems, rating agency downgrades, and higher funding costs.

The financial crisis that has roiled capital markets since 2007 only intensified from September onward. Overnight lending rates rose to extreme levels and inter-bank lending effectively came to a halt as banks refused to lend, raising borrowing costs and hampering economic activity around the world. Banks and other large financial institutions worldwide faced collapse and, in some cases, outright nationalization as governments moved to attempt to shore up the financial system and to protect depositors. Indeed, recent weeks have seen announcements of an array of government actions around the world to support the orderly functioning of credit activity. Volatility in the capital markets has remained elevated, with the CBOE VIX index of equity volatility reaching record levels while a sustained flight to quality briefly sent short-term Treasury yields to negative rates. Such volatility could well remain a significant feature of the markets until the crisis abates.

Performance Analysis

All share classes of Van Kampen Equity Premium Income Fund underperformed the CBOE S&P 500® BuyWrite Index and the 75% CBOE BXM Index/25% S&P 500® Index, and outperformed the S&P 500® Index for the 12 months ended August 31, 2008, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended August 31, 2008

75% CBOE
				CBOE		BXM
				S&P 500®		Index/25%
				BuyWrite	S&P 500®	S&P 500®
Class A	Class B	Class C	Class I	Index	Index	Index

–9.31%	–9.93%	–9.93%	–9.04%	–0.45%	–11.14%	–3.19%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

The Fund’s options strategy contributed positively to the overall portfolio performance during the period and generated a short-term capital gain from option premiums. In periods of market volatility, option pricing tends to rise, which means the Fund can collect higher premiums from writing covered calls than in times of flat or rising markets. This premium income helped to provide a cushion to the Fund’s total return as the underlying stocks in the portfolio declined in value. We also note, however, that our practice of selling slightly out-of-the-money call options generated lower premiums than those derived from the sale of at-the-money call options, which is an inherent feature of the CBOE BXM Index. As such, the option premium shortfall contributed to the Fund’s underperformance relative to the customized benchmark of 75% CBOE BXM Index/25% S&P 500® Index.

On a sector basis, positive contributors to the Fund’s relative performance stemmed largely from stock selection within the industrials and materials sectors. However, relative gains were offset by weak performance in other investments. The primary detractors from relative results for the period came from stock selection in the consumer staples, financials, energy, and health care sectors.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Top 10 Holdings as of 8/31/08

Exxon Mobil Corp.	3.0%
IBM Corp.	2.5
Hewlett-Packard Co.	2.1
ConocoPhillips	2.0
McDonald’s Corp.	1.8
AT&T, Inc.	1.8
Microsoft Corp.	1.5
Chevron Corp.	1.5
Cisco Systems, Inc.	1.4
Bank of America Corp.	1.3

Summary of Investments by Industry Classification as of 8/31/08

Integrated Oil & Gas	7.2%
Computer Hardware	6.2
Aerospace & Defense	4.6
Pharmaceuticals	4.4
Oil & Gas Equipment & Services	3.1
Railroads	2.9
Systems Software	2.9
Communications Equipment	2.8
Property & Casualty Insurance	2.5
Integrated Telecommunication Services	2.4
Other Diversified Financial Services	2.3
Restaurants	2.3
Tobacco	2.2
Packaged Foods & Meats	2.0
Construction & Farm Machinery & Heavy Trucks	2.0
Multi-Line Insurance	1.9
Managed Health Care	1.9
Health Care Services	1.8
Life Sciences Tools & Services	1.8
Semiconductors	1.8
Life & Health Insurance	1.6
Food Retail	1.6
Electric Utilities	1.5
Health Care Equipment	1.5
Drug Retail	1.4
Oil & Gas Drilling	1.4
Household Products	1.3
Investment Banking & Brokerage	1.3
Biotechnology	1.3
Diversified Metals & Mining	1.2
Soft Drinks	1.2
Asset Management & Custody Banks	1.1
Wireless Telecommunication Services	1.1
Industrial Conglomerates	1.1
Application Software	1.1
Broadcasting & Cable TV	1.0
Movies & Entertainment	1.0
Department Stores	1.0
Apparel, Accessories & Luxury Goods	0.9
Diversified Chemicals	0.8
(continued on next page)

Summary of Investments by Industry Classification as of 8/31/08
(continued from previous page)

Steel	0.8%
Consumer Finance	0.7
Internet Software & Services	0.7
Oil & Gas Refining & Marketing	0.7
Gas Utilities	0.6
Diversified Banks	0.6
Fertilizers & Agricultural Chemicals	0.6
Thrifts & Mortgage Finance	0.5
Hypermarkets & Super Centers	0.5
Agricultural Products	0.5
Electronic Equipment Manufacturers	0.4
Footwear	0.4
Computer Storage & Peripherals	0.4
Industrial Machinery	0.4
Health Care Technology	0.4
Data Processing & Outsourced Services	0.4
Computer & Electronics Retail	0.4
Health Care Supplies	0.4
Internet Retail	0.4
Oil & Gas Exploration & Production	0.4
Human Resource & Employment Services	0.4
Construction & Engineering	0.4
Brewers	0.3
Hotels, Resorts & Cruise Lines	0.3
Real Estate Management & Development	0.3
Apparel Retail	0.3
Semiconductor Equipment	0.3
Retail REIT’s	0.3
Independent Power Producers & Energy Traders	0.3
Oil & Gas Storage & Transportation	0.3
Home Furnishings	0.3
Electrical Components & Equipment	0.2
Insurance Brokers	0.2
Household Appliances	0.2
IT Consulting & Other Services	0.2
Aluminum	0.2
Industrial REIT’s	0.2
Auto Parts & Equipment	0.2
Health Care Distributors	0.2
Casinos & Gaming	0.2
Publishing	0.1
Specialized REIT’s	0.1
Airlines	0.1
Residential REIT’s	0.1
Specialized Finance	0.1
Regional Banks	0.1
Air Freight & Logistics	0.1
Home Entertainment Software	0.1
Specialty Stores	0.1
Trucking	0.0	*
(continued on next page)

Summary of Investments by Industry Classification as of 8/31/08
(continued from previous page)

Personal Products	0.0	*
Consumer Electronics	0.0	*
Commodity Chemicals	0.0	*

Total Long-Term Investments	99.8
Total Repurchase Agreements	0.0	*

Total Investments	99.8
Other Assets in Excess of Liabilities	1.0
Written Options	(0.8)

Net Assets	100.0%

*	Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 3/1/08 - 8/31/08.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	3/1/08	8/31/08	3/1/08-8/31/08

Class A
Actual	$1,000.00	$979.96	$5.67
Hypothetical	1,000.00	1,019.41	5.79
(5% annual return before expenses)

Class B
Actual	1,000.00	976.63	9.39
Hypothetical	1,000.00	1,015.63	9.58
(5% annual return before expenses)

Class C
Actual	1,000.00	976.64	9.39
Hypothetical	1,000.00	1,015.63	9.58
(5% annual return before expenses)

Class I
Actual	1,000.00	981.04	4.43
Hypothetical	1,000.00	1,020.66	4.52
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.14%, 1.89%, 1.89% and 0.89% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 15, 2008 and May 8, 2008, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of existing and alternative breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management team over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

Van Kampen Equity Premium Income Fund
Portfolio of Investments  ■  August 31, 2008

	Number of
Description	Shares	Value

Common Stocks 99.8%
Aerospace & Defense 4.6%
BE Aerospace, Inc. (a)	31,459	$753,443
Boeing Co.	28,652	1,878,425
DRS Technologies, Inc.	21,791	1,735,000
General Dynamics Corp.	42,108	3,886,568
Honeywell International, Inc.	42,279	2,121,138
L-3 Communications Holdings, Inc.	14,349	1,491,435
Lockheed Martin Corp.	30,948	3,603,585
Northrop Grumman Corp.	16,406	1,129,553
Precision Castparts Corp.	11,274	1,164,153
Raytheon Co.	9,678	580,583

		18,343,883

Agricultural Products 0.5%
Archer-Daniels-Midland Co.	76,843	1,956,423

Air Freight & Logistics 0.1%
UTI Worldwide, Inc. (British Virgin Islands)	16,280	327,228

Airlines 0.1%
AMR Corp. (a)	26,855	277,412
Continental Airlines, Inc., Class B (a)	3,032	49,270
US Airways Group, Inc. (a)	20,642	175,251

		501,933

Aluminum 0.2%
Alcoa, Inc.	25,589	822,175

Apparel, Accessories & Luxury Goods 0.9%
Coach, Inc. (a)	10,092	292,567
Jones Apparel Group, Inc.	19,599	389,236
Liz Claiborne, Inc.	15,004	243,215
Polo Ralph Lauren Corp., Class A	17,773	1,348,615
VF Corp.	14,874	1,178,765

		3,452,398

Apparel Retail 0.3%
Chico’s FAS, Inc. (a)	32,561	186,900
Coldwater Creek, Inc. (a)	47,890	348,639
Guess?, Inc.	8,063	300,508
Urban Outfitters, Inc. (a)	12,091	430,682

		1,266,729

Application Software 1.1%
Adobe Systems, Inc. (a)	25,294	1,083,342
Autodesk, Inc. (a)	44,679	1,587,445
Citrix Systems, Inc. (a)	5,150	155,890
Salesforce.com, Inc. (a)	24,681	1,382,630
Synopsys, Inc. (a)	663	14,274

		4,223,581

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Portfolio of Investments  ■  August 31, 2008  continued

	Number of
Description	Shares	Value

Asset Management & Custody Banks 1.1%
Bank of New York Mellon Corp.	35,810	$1,239,384
Northern Trust Corp.	7,136	573,663
State Street Corp.	14,375	972,756
T. Rowe Price Group, Inc.	29,655	1,760,321

		4,546,124

Auto Parts & Equipment 0.2%
Autoliv, Inc.	20,089	771,217

Biotechnology 1.3%
Amgen, Inc. (a)	3,479	218,655
Genzyme Corp. (a)	9,794	766,870
Gilead Sciences, Inc. (a)	77,603	4,088,126

		5,073,651

Brewers 0.3%
Molson Coors Brewing Co., Class B	28,455	1,355,881

Broadcasting & Cable TV 1.0%
Comcast Corp., Class A	113,314	2,399,990
DIRECTV Group, Inc. (a)	60,998	1,720,754

		4,120,744

Casinos & Gaming 0.2%
Las Vegas Sands Corp. (a)	2,944	139,575
Penn National Gaming, Inc. (a)	7,122	240,866
Wynn Resorts Ltd.	2,748	262,214

		642,655

Commodity Chemicals 0.0%
Tronox, Inc., Class B	1,011	495

Communications Equipment 2.8%
Ciena Corp. (a)	33,903	589,234
Cisco Systems, Inc. (a)	237,842	5,720,100
Corning, Inc.	16,786	344,785
F5 Networks, Inc. (a)	11,591	395,369
Motorola, Inc.	222,251	2,093,604
QUALCOMM, Inc.	34,052	1,792,838

		10,935,930

Computer & Electronics Retail 0.4%
GameStop Corp., Class A (a)	33,856	1,485,263

Computer Hardware 6.2%
Apple, Inc. (a)	27,032	4,582,735
Dell, Inc. (a)	62,651	1,361,406
Diebold, Inc.	10,747	426,119
Hewlett-Packard Co.	181,116	8,497,963
IBM Corp.	81,728	9,948,749

		24,816,972

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Portfolio of Investments  ■  August 31, 2008  continued

	Number of
Description	Shares	Value

Computer Storage & Peripherals 0.4%
EMC Corp. (a)	54,765	$836,809
NetApp, Inc. (a)	12,756	325,023
QLogic Corp. (a)	22,244	415,518

		1,577,350

Construction & Engineering 0.4%
Jacobs Engineering Group, Inc. (a)	18,726	1,382,353

Construction & Farm Machinery & Heavy Trucks 2.0%
AGCO Corp. (a)	25,671	1,582,104
Deere & Co.	56,753	4,005,059
Joy Global, Inc.	32,622	2,317,467
Manitowoc Co., Inc.	6,703	168,781

		8,073,411

Consumer Electronics 0.0%
Garmin Ltd. (Cayman Islands)	3,205	111,406

Consumer Finance 0.7%
American Express Co.	43,561	1,728,500
Discover Financial Services	57,263	941,976
First Marblehead Corp. (a)	28,522	117,511

		2,787,987

Data Processing & Outsourced Services 0.4%
Automatic Data Processing, Inc.	6,374	282,878
Global Payments, Inc.	26,314	1,268,598

		1,551,476

Department Stores 1.0%
J.C. Penney Co., Inc.	49,212	1,917,792
Macy’s, Inc.	80,710	1,680,382
Nordstrom, Inc.	8,728	271,441

		3,869,615

Diversified Banks 0.6%
U.S. Bancorp	61,744	1,967,164
Wells Fargo & Co.	15,435	467,217

		2,434,381

Diversified Chemicals 0.8%
Eastman Chemical Co.	8,908	537,331
FMC Corp.	37,245	2,738,997

		3,276,328

Diversified Metals & Mining 1.2%
Freeport-McMoRan Copper & Gold, Inc.	15,889	1,419,205
Rio Tinto PLC—ADR (United Kingdom)	4,204	1,596,343
Southern Copper Corp.	74,700	1,907,091

		4,922,639

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Portfolio of Investments  ■  August 31, 2008  continued

	Number of
Description	Shares	Value

Drug Retail 1.4%
CVS Caremark Corp.	63,514	$2,324,613
Walgreen Co.	89,012	3,242,707

		5,567,320

Electric Utilities 1.5%
Edison International	12,202	560,316
Entergy Corp.	6,047	625,199
Exelon Corp.	34,483	2,619,329
FPL Group, Inc.	12,194	732,372
PPL Corp.	10,846	474,729
Southern Co.	23,914	897,014

		5,908,959

Electrical Components & Equipment 0.2%
General Cable Corp. (a)	13,262	652,756
SunPower Corp., Class A (a)	2,418	235,876

		888,632

Electronic Equipment Manufacturers 0.4%
Amphenol Corp., Class A	28,941	1,375,276
Mettler-Toledo International, Inc. (a)	3,699	389,135

		1,764,411

Fertilizers & Agricultural Chemicals 0.6%
Monsanto Co.	20,260	2,314,705

Food Retail 1.6%
Safeway, Inc.	74,014	1,949,529
SUPERVALU, Inc.	186,797	4,331,822
Whole Foods Market, Inc.	1,257	23,016

		6,304,367

Footwear 0.4%
Crocs, Inc. (a)	7,665	31,810
NIKE, Inc., Class B	27,417	1,661,744

		1,693,554

Gas Utilities 0.6%
Energen Corp.	19,310	1,078,270
Questar Corp.	27,677	1,436,160

		2,514,430

Health Care Distributors 0.2%
McKesson Corp.	12,954	748,482

Health Care Equipment 1.5%
Advanced Medical Optics, Inc. (a)	18,891	408,612
C.R. Bard, Inc.	18,805	1,757,327
Hologic, Inc. (a)	57,812	1,226,771
Kinetic Concepts, Inc. (a)	9,879	347,346
Stryker Corp.	30,072	2,020,538

		5,760,594

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Portfolio of Investments  ■  August 31, 2008  continued

	Number of
Description	Shares	Value

Health Care Services 1.8%
DaVita, Inc. (a)	20,915	$1,200,312
Express Scripts, Inc. (a)	34,806	2,555,108
Medco Health Solutions, Inc. (a)	47,842	2,241,398
Quest Diagnostics, Inc.	20,782	1,123,267

		7,120,085

Health Care Supplies 0.4%
Inverness Medical Innovations, Inc. (a)	41,082	1,459,233

Health Care Technology 0.4%
Cerner Corp. (a)	27,388	1,261,218
HLTH Corp. (a)	24,287	302,373

		1,563,591

Home Entertainment Software 0.1%
Electronic Arts, Inc. (a)	5,419	264,501

Home Furnishings 0.3%
Tempur-Pedic International, Inc.	93,356	1,055,856

Hotels, Resorts & Cruise Lines 0.3%
Wyndham Worldwide Corp.	66,885	1,289,543

Household Appliances 0.2%
Whirlpool Corp.	10,662	867,460

Household Products 1.3%
Clorox Co.	16,662	984,724
Energizer Holdings, Inc. (a)	18,530	1,573,938
Kimberly-Clark Corp.	43,907	2,708,184

		5,266,846

Human Resource & Employment Services 0.4%
Manpower, Inc.	26,244	1,261,287
Monster Worldwide, Inc. (a)	6,432	125,681

		1,386,968

Hypermarkets & Super Centers 0.5%
Costco Wholesale Corp.	29,428	1,973,442

Independent Power Producers & Energy Traders 0.3%
AES Corp. (a)	79,340	1,210,728

Industrial Conglomerates 1.1%
General Electric Co.	157,981	4,439,266

Industrial Machinery 0.4%
Parker Hannifin Corp.	24,486	1,568,818

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Portfolio of Investments  ■  August 31, 2008  continued

	Number of
Description	Shares	Value

Industrial REIT’s 0.2%
ProLogis	18,941	$815,599

Insurance Brokers 0.2%
Aon Corp.	18,307	869,399

Integrated Oil & Gas 7.2%
Chevron Corp.	66,775	5,764,018
ConocoPhillips	94,077	7,762,294
Exxon Mobil Corp.	147,825	11,827,478
Hess Corp.	17,680	1,851,273
Marathon Oil Corp.	20,018	902,211
Occidental Petroleum Corp.	5,022	398,546

		28,505,820

Integrated Telecommunication Services 2.4%
AT&T, Inc.	217,471	6,956,897
FairPoint Communications, Inc.	1,637	14,487
Verizon Communications, Inc.	69,189	2,429,918

		9,401,302

Internet Retail 0.4%
Amazon.com, Inc. (a)	3,529	285,179
Expedia, Inc. (a)	52,952	935,132
NutriSystem, Inc.	11,615	230,790

		1,451,101

Internet Software & Services 0.7%
Akamai Technologies, Inc. (a)	8,933	204,566
eBay, Inc. (a)	23,706	590,990
Google, Inc., Class A (a)	3,551	1,645,143
WebMD Health Corp., Class A (a)	8,001	253,312

		2,694,011

Investment Banking & Brokerage 1.3%
Charles Schwab Corp.	54,791	1,314,436
E*TRADE Financial Corp. (a)	144,564	462,605
Goldman Sachs Group, Inc.	12,207	2,001,582
Lehman Brothers Holdings, Inc. (b)	44,651	718,434
Merrill Lynch & Co., Inc.	22,416	635,494

		5,132,551

IT Consulting & Other Services 0.2%
Accenture Ltd., Class A (Bermuda)	13,628	563,654
Cognizant Technology Solutions Corp., Class A (a)	9,152	268,337

		831,991

Life & Health Insurance 1.6%
Aflac, Inc.	39,233	2,224,511
MetLife, Inc.	55,904	3,029,997
Principal Financial Group, Inc.	9,553	437,432
Prudential Financial, Inc.	9,439	695,748

		6,387,688

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Portfolio of Investments  ■  August 31, 2008  continued

	Number of
Description	Shares	Value

Life Sciences Tools & Services 1.8%
Invitrogen Corp. (a)	57,844	$2,456,056
Thermo Fisher Scientific, Inc. (a)	76,916	4,658,033

		7,114,089

Managed Health Care 1.9%
Aetna, Inc.	38,240	1,649,674
CIGNA Corp.	4,975	208,353
Health Net, Inc. (a)	13,925	385,026
Humana, Inc. (a)	55,280	2,564,992
WellPoint, Inc. (a)	54,438	2,873,782

		7,681,827

Movies & Entertainment 1.0%
News Corp., Class A	27,851	394,370
Time Warner, Inc.	29,646	485,305
Walt Disney Co.	98,004	3,170,430

		4,050,105

Multi-Line Insurance 1.9%
American Financial Group, Inc.	61,900	1,766,007
American International Group, Inc.	60,965	1,310,138
Hartford Financial Services Group, Inc.	27,912	1,760,689
Loews Corp.	65,908	2,862,384

		7,699,218

Oil & Gas Drilling 1.4%
ENSCO International, Inc.	5,587	378,687
Nabors Industries Ltd. (Bermuda) (a)	37,497	1,334,893
Patterson—UTI Energy, Inc.	36,856	1,047,447
Pride International, Inc. (a)	10,231	392,973
Transocean, Inc. (Cayman Islands) (a)	17,920	2,279,424

		5,433,424

Oil & Gas Equipment & Services 3.1%
Halliburton Co.	59,018	2,593,251
Helix Energy Solutions Group, Inc. (a)	7,839	241,206
National-Oilwell Varco, Inc. (a)	43,398	3,199,735
Schlumberger Ltd. (Netherlands Antilles)	25,056	2,360,776
Superior Energy Services, Inc. (a)	85,002	3,998,494

		12,393,462

Oil & Gas Exploration & Production 0.4%
Anadarko Petroleum Corp.	23,445	1,447,260

Oil & Gas Refining & Marketing 0.7%
Frontier Oil Corp.	7,725	149,633
Valero Energy Corp.	70,620	2,454,751

		2,604,384

Oil & Gas Storage & Transportation 0.3%
Overseas Shipholding Group, Inc.	11,862	850,980
Spectra Energy Corp.	9,148	242,056

		1,093,036

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Portfolio of Investments  ■  August 31, 2008  continued

	Number of
Description	Shares	Value

Other Diversified Financial Services 2.3%
Bank of America Corp.	164,078	$5,109,389
Citigroup, Inc.	83,185	1,579,683
JPMorgan Chase & Co.	64,579	2,485,646

		9,174,718

Packaged Foods & Meats 2.0%
Campbell Soup Co.	60,171	2,214,895
ConAgra Foods, Inc.	70,693	1,503,640
Kraft Foods, Inc., Class A	116,339	3,665,842
Tyson Foods, Inc., Class A	51,485	747,562

		8,131,939

Personal Products 0.0%
Bare Escentuals, Inc. (a)	12,818	159,456

Pharmaceuticals 4.4%
APP Pharmaceuticals, Inc. (a)	30,815	729,391
Barr Pharmaceuticals, Inc. (a)	10,110	682,830
Bristol-Myers Squibb Co.	89,007	1,899,409
Johnson & Johnson	40,651	2,863,050
Merck & Co., Inc.	139,762	4,985,311
Pfizer, Inc.	8,558	163,543
Schering-Plough Corp.	121,528	2,357,643
Teva Pharmaceutical Industries Ltd.—ADR (Israel)	57,345	2,714,712
Wyeth	22,729	983,711

		17,379,600

Property & Casualty Insurance 2.5%
ACE Ltd. (Switzerland)	14,405	757,847
Allstate Corp.	35,918	1,620,979
Ambac Financial Group, Inc.	47,721	341,682
Chubb Corp.	14,621	701,954
CNA Financial Corp.	51,133	1,433,769
MBIA, Inc. (a)	15,908	258,028
Philadelphia Consolidated Holding Corp. (a)	45,549	2,720,642
Progressive Corp.	25,269	466,719
Travelers Cos., Inc.	39,582	1,747,941

		10,049,561

Publishing 0.1%
Meredith Corp.	20,436	579,974

Railroads 2.9%
Burlington Northern Santa Fe Corp.	43,328	4,653,427
CSX Corp.	64,020	4,140,814
Union Pacific Corp.	34,372	2,883,811

		11,678,052

Real Estate Management & Development 0.3%
Jones Lang LaSalle, Inc.	25,494	1,269,601

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Portfolio of Investments  ■  August 31, 2008  continued

	Number of
Description	Shares	Value

Regional Banks 0.1%
National City Corp.	69,777	$351,676

Residential REIT’s 0.1%
AvalonBay Communities, Inc.	4,895	489,500

Restaurants 2.3%
Burger King Holdings, Inc.	47,426	1,177,113
McDonald’s Corp.	114,537	7,101,294
Panera Bread Co., Class A (a)	9,447	507,682
Starbucks Corp. (a)	13,534	210,589

		8,996,678

Retail REIT’s 0.3%
Simon Property Group, Inc.	12,794	1,213,895

Semiconductor Equipment 0.3%
MEMC Electronic Materials, Inc. (a)	25,575	1,255,477

Semiconductors 1.8%
Integrated Device Technology, Inc. (a)	27,977	296,276
Intel Corp.	176,944	4,046,709
LSI Corp. (a)	59,733	397,225
Maxim Integrated Products, Inc.	2,907	59,739
Micron Technology, Inc. (a)	40,518	171,796
Texas Instruments, Inc.	81,257	1,991,609

		6,963,354

Soft Drinks 1.2%
Coca-Cola Enterprises, Inc.	108,209	1,847,128
Pepsi Bottling Group, Inc.	65,131	1,926,575
PepsiAmericas, Inc.	35,849	839,942

		4,613,645

Specialized Finance 0.1%
Nasdaq Stock Market, Inc. (a)	11,821	386,429

Specialized REIT’s 0.1%
Plum Creek Timber Co., Inc.	11,179	554,702

Specialty Stores 0.1%
Office Depot, Inc. (a)	28,194	198,486

Steel 0.8%
Allegheny Technologies, Inc.	9,237	452,613
United States Steel Corp.	18,952	2,521,943

		2,974,556

Systems Software 2.9%
McAfee, Inc. (a)	38,218	1,511,904
Microsoft Corp.	211,629	5,775,355

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Portfolio of Investments  ■  August 31, 2008  continued

	Number of
Description	Shares	Value

Systems Software (Continued)
Oracle Corp. (a)	184,692	$4,050,296
VMware, Inc., Class A (a)	3,512	139,426

		11,476,981

Thrifts & Mortgage Finance 0.5%
Federal Home Loan Mortgage Corp.	10,165	45,844
Federal National Mortgage Association	58,353	399,135
MGIC Investment Corp.	81,874	688,560
PMI Group, Inc.	24,277	87,154
Radian Group, Inc.	166,465	637,561
Sovereign Bancorp, Inc.	26,964	260,472
Washington Mutual, Inc.	10,496	42,509

		2,161,235

Tobacco 2.2%
Altria Group, Inc.	64,077	1,347,539
Lorillard, Inc.	22,139	1,599,321
Philip Morris International, Inc.	64,148	3,444,748
Reynolds American, Inc.	42,112	2,231,094

		8,622,702

Trucking 0.0%
Avis Budget Group, Inc. (a)	24,502	186,705

Wireless Telecommunication Services 1.1%
American Tower Corp., Class A (a)	45,883	1,896,344
Clearwire Corp., Class A (a)	101,517	999,943
NII Holdings, Inc., Class B (a)	6,821	358,239
SBA Communications Corp., Class A (a)	36,589	1,278,054

		4,532,580

Total Long-Term Investments 99.8% (c) (Cost $487,821,987)		396,569,788

Repurchase Agreements 0.0%
Banc of America Securities ($64,659 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.08%, dated 08/29/08, to be sold on 09/02/08 at $64,674)		64,659
Citigroup Global Markets, Inc. ($64,659 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.10%, dated 08/29/08, to be sold on 09/02/08 at $64,674)		64,659

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Portfolio of Investments  ■  August 31, 2008  continued

Description	Value

Repurchase Agreements (Continued)
JPMorgan Chase & Co. ($19,397 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.11%, dated 08/29/08, to be sold on 09/02/08 at $19,402)	$19,397
State Street Bank & Trust Co. ($60,285 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.75%, dated 08/29/08, to be sold on 09/02/08 at $60,297)	60,285

Total Repurchase Agreements 0.0% (Cost $209,000)	209,000

Total Investments 99.8% (Cost $488,030,987)	396,778,788

Other Assets in Excess of Liabilities 1.0%	3,936,783

Written Options (0.8%)	(3,347,464)

Net Assets 100.0%	$397,368,107

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.

(b)	On September 15, 2008, Lehman Brothers, Holdings Inc. filed for bankruptcy. Prior to this announcement, the Fund had liquidated its position of this security.

(c)	This Fund may designate up to 100% of its common stock investments to cover outstanding call options.

ADR—American Depositary Receipt

Written options outstanding as of August 31, 2008:

	Exercise	Expiration	Number of
Name of Issuer	Price	Date	Contracts	Premium	Value

Call—Basket—Altria Group, Inc., Clorox Co., ConAgra Foods, Inc., Express Scripts, Inc., Hess Corp., Medco Health Solutions, Inc., Oracle Corp., and Thermo Fisher Scientific, Inc. (OTC)	$101.70	09/25/08	192,282	$(278,809)	$(275,856)

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Portfolio of Investments  ■  August 31, 2008  continued

	Exercise	Expiration	Number of
Name of Issuer	Price	Date	Contracts	Premium	Value

Call—Basket—Campbell Soup Co., American Tower Corp., Class A, Autodesk, Inc., Costco Wholesale Corp., General Dynamics Corp., Kraft Foods, Inc., Class A, Salesforce.com, Inc., SBA Communications Corp., and Union Pacific Crop. (OTC)	$101.80	09/25/08	207,291	$(257,041)	$(287,354)
Call—Basket—Charles Schwab Corp., CSX Corp., CVS Caremark Corp., Exelon Corp., Gilead Sciences, Inc., IBM Corp., Monsanto Co., National-Oilwell Varco, Inc., and Walgreen Co. (OTC)	101.70	09/25/08	333,918	(470,824)	(477,147)
Call—Basket—DIRECTV Group, Inc. FMC Corp., Goldman Sachs Group, Inc., Philadelphia Consolidated Holdings Corp., Philip Morris International, Inc., QUALCOMM, Inc., Questar Corp., Superior Energy Services, Inc., and Teva Pharmaceutical Industries Ltd. (OTC)	101.60	09/25/08	226,028	(320,960)	(273,107)
Call—S&P 500 Index September 2008	1,300.00	09/20/08	400	(1,123,800)	(656,000)
Call—S&P 500 Index September 2008	1,305.00	09/20/08	700	(1,811,900)	(938,000)
Call—S&P 500 Index September 2008	1,310.00	09/20/08	400	(958,800)	(440,000)

			961,019	$(5,222,134)	$(3,347,464)

OTC—Over the Counter

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Financial Statements

Statement of Assets and Liabilities
August 31, 2008

Assets:
Total Investments (Cost $488,030,987)	$396,778,788
Cash	165
Receivables:
Investments Sold	4,152,514
Premiums on Options Written	1,327,634
Dividends	727,151
Fund Shares Sold	626,783
Interest	35
Other	22,471

Total Assets	403,635,541

Liabilities:
Payables:
Options Written, at value (premiums received of $5,222,134)	3,347,464
Fund Shares Repurchased	1,824,150
Income and Capital Gains Distributions	401,296
Distributor and Affiliates	244,305
Investment Advisory Fee	238,195
Trustees’ Deferred Compensation and Retirement Plans	29,389
Accrued Expenses	182,635

Total Liabilities	6,267,434

Net Assets	$397,368,107

Net Assets Consist of:
Capital (Par value of $0.001 per share with an unlimited number of shares authorized)	$487,126,110
Accumulated Undistributed Net Investment Income	(53,508)
Accumulated Net Realized Loss	(326,966)
Net Unrealized Depreciation	(89,377,529)

Net Assets	$397,368,107

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $229,956,529 and 25,381,964 shares of beneficial interest issued and outstanding)	$9.06
Maximum sales charge (5.75%* of offering price)	0.55

Maximum offering price to public	$9.61

Class B Shares:
Net asset value and offering price per share (Based on net assets of $26,220,505 and 2,923,157 shares of beneficial interest issued and outstanding)	$8.97

Class C Shares:
Net asset value and offering price per share (Based on net assets of $137,119,960 and 15,284,394 shares of beneficial interest issued and outstanding)	$8.97

Class I Shares:
Net asset value and offering price per share (Based on net assets of $4,071,113 and 448,886 shares of beneficial interest issued and outstanding)	$9.07

*	On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Financial Statements  continued

Statement of Operations
For the Year Ended August 31, 2008

Investment Income:
Dividends (Net of foreign withholding taxes of $4,563)	$7,572,771
Interest	617,634

Total Income	8,190,405

Expenses:
Investment Advisory Fee	3,381,370
Distribution (12b-1) and Service Fees
Class A	722,669
Class B	310,855
Class C	1,590,704
Transfer Agent Fees	457,131
Accounting and Administrative Expenses	119,938
Professional Fees	92,468
Registration Fees	67,875
Reports to Shareholders	67,599
Custody	48,098
Trustees’ Fees and Related Expenses	21,200
Other	23,396

Total Expenses	6,903,303
Less Credits Earned on Cash Balances	2,815

Net Expenses	6,900,488

Net Investment Income	$1,289,917

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$8,466,012
Options	20,031,637
Futures	(1,484,694)

Net Realized Gain	27,012,955

Unrealized Appreciation/Depreciation:
Beginning of the Period	(9,670,513)

End of the Period:
Investments	(91,252,199)
Options	1,874,670

(89,377,529)

Net Unrealized Depreciation During the Period	(79,707,016)

Net Realized and Unrealized Loss	$(52,694,061)

Net Decrease in Net Assets From Operations	$(51,404,144)

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	August 31, 2008	August 31, 2007

From Investment Activities:
Operations:
Net Investment Income	$1,289,917	$259,734
Net Realized Gain	27,012,955	21,491,528
Net Unrealized Depreciation During the Period	(79,707,016)	(10,293,719)

Change in Net Assets from Operations	(51,404,144)	11,457,543

Distributions from Net Investment Income:
Class A Shares	(1,345,790)	(337,718)
Class B Shares	(23,917)	(589)
Class C Shares	(126,209)	(4,344)
Class I Shares	(31,179)	(6,493)

	(1,527,095)	(349,144)

Distributions from Net Realized Gain:
Class A Shares	(18,706,593)	(10,383,987)
Class B Shares	(2,030,166)	(1,216,366)
Class C Shares	(10,405,765)	(5,691,670)
Class I Shares	(287,766)	(126,416)

	(31,430,290)	(17,418,439)

Total Distributions	(32,957,385)	(17,767,583)

Net Change in Net Assets from Investment Activities	(84,361,529)	(6,310,040)

From Capital Transactions:
Proceeds from Shares Sold	190,843,227	479,389,413
Net Asset Value of Shares Issued Through Dividend Reinvestment	26,233,916	13,087,499
Cost of Shares Repurchased	(215,109,231)	(58,815,293)

Net Change in Net Assets from Capital Transactions	1,967,912	433,661,619

Total Increase/Decrease in Net Assets	(82,393,617)	427,351,579
Net Assets:
Beginning of the Period	479,761,724	52,410,145

End of the Period (Including accumulated undistributed net investment income of $(53,508) and $184,023, respectively)	$397,368,107	$479,761,724

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

			June 26, 2006
			(Commencement
	Year Ended August 31,		of Operations) to
Class A Shares	2008	2007	August 31, 2006

Net Asset Value, Beginning of the Period	$10.71	$10.29	$10.00

Net Investment Income (a)	0.06	0.04	0.01
Net Realized and Unrealized Gain/Loss	(1.02)	1.11	0.36

Total from Investment Operations	(0.96)	1.15	0.37

Less:
Distributions from Net Investment Income	0.05	0.03	0.01
Distributions from Net Realized Gain	0.64	0.70	0.07

Total Distributions	0.69	0.73	0.08

Net Asset Value, End of the Period	$9.06	$10.71	$10.29

Total Return* (b)	–9.31%	11.31%	3.75% **
Net Assets at End of the Period (In millions)	$230.0	$290.7	$31.2
Ratio of Expenses to Average Net Assets* (c)	1.14%	1.25%	1.24%
Ratio of Net Investment Income to Average Net Assets*	0.56%	0.40%	1.32%
Portfolio Turnover	80%	73%	26% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	N/A	1.29%	4.35%
Ratio of Net Investment Income/Loss to Average Net Assets	N/A	0.36%	(1.79% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the year ended August 31, 2007.

N/A=Not Applicable

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

				June 26, 2006
				(Commencement
	Year Ended August 31,			of Operations) to
Class B Shares	2008	2007		August 31, 2006

Net Asset Value, Beginning of the Period	$10.64	$10.28		$10.00

Net Investment Income/Loss (a)	(0.02)	(0.04)		0.01
Net Realized and Unrealized Gain/Loss	(1.00)	1.10		0.34

Total from Investment Operations	(1.02)	1.06		0.35

Less:
Distributions from Net Investment Income	0.01	0.00	(b)	0.00	(b)
Distributions from Net Realized Gain	0.64	0.70		0.07

Total Distributions	0.65	0.70		0.07

Net Asset Value, End of the Period	$8.97	$10.64		$10.28

Total Return* (c)	–9.93%	10.45%		3.56%	**
Net Assets at End of the Period (In millions)	$26.2	$31.8		$5.5
Ratio of Expenses to Average Net Assets* (d)	1.89%	2.00%		1.99%
Ratio of Net Investment Income/Loss to Average Net Assets*	(0.19% )	(0.35%	)	0.37%
Portfolio Turnover	80%	73%		26%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (d)	N/A	2.04%		5.10%
Ratio of Net Investment Loss to Average Net Assets	N/A	(0.39%	)	(2.74%	)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the year ended August 31, 2007.

N/A=Not Applicable

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

				June 26, 2006
				(Commencement
	Year Ended August 31,			of Operations) to
Class C Shares	2008	2007		August 31, 2006

Net Asset Value, Beginning of the Period	$10.64	$10.28		$10.00

Net Investment Income/Loss (a)	(0.02)	(0.04)		0.01
Net Realized and Unrealized Gain/Loss	(1.00)	1.10		0.35

Total from Investment Operations	(1.02)	1.06		0.36

Less:
Distributions from Net Investment Income	0.01	0.00	(b)	0.01
Distributions from Net Realized Gain	0.64	0.70		0.07

Total Distributions	0.65	0.70		0.08

Net Asset Value, End of the Period	$8.97	$10.64		$10.28

Total Return* (c)	–9.93%	10.45%		3.57% **
Net Assets at End of the Period (In millions)	$137.1	$154.6		$13.0
Ratio of Expenses to Average Net Assets* (d)	1.89%	2.00%		1.99%
Ratio of Net Investment Income/Loss to Average Net Assets*	(0.19% )	(0.35%	)	0.46%
Portfolio Turnover	80%	73%		26% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (d)	N/A	2.04%		5.10%
Ratio of Net Investment Loss to Average Net Assets	N/A	(0.39%	)	(2.65% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01 per share.

(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and services fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the year ended August 31, 2007.

N/A=Not Applicable

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

			June 26, 2006
			(Commencement
	Year Ended August 31,		of Operations) to
Class I Shares	2008	2007	August 31, 2006

Net Asset Value, Beginning of the Period	$10.71	$10.29	$10.00

Net Investment Income(a)	0.08	0.07	0.02
Net Realized and Unrealized Gain/Loss	(1.01)	1.09	0.35

Total from Investment Operations	(0.93)	1.16	0.37

Less:
Distributions from Net Investment Income	0.07	0.04	0.01
Distributions from Net Realized Gain	0.64	0.70	0.07

Total Distributions	0.71	0.74	0.08

Net Asset Value, End of the Period	$9.07	$10.71	$10.29

Total Return* (b)	–9.04%	11.44%	3.77% **
Net Assets at End of the Period (In millions)	$4.1	$2.7	$2.7
Ratio of Expenses to Average Net Assets* (c)	0.89%	1.00%	0.99%
Ratio of Net Investment Income to Average Net Assets*	0.81%	0.65%	1.33%
Portfolio Turnover	80%	73%	26% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	N/A	1.04%	4.10%
Ratio of Net Investment Income/Loss to Average Net Assets	N/A	0.61%	(1.78% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the year ended August 31, 2007.

N/A=Not Applicable

See Notes to Financial Statements

Van Kampen Equity Premium Income Fund
Notes to Financial Statements  ■  August 31, 2008

1. Significant Accounting Policies
The Van Kampen Equity Premium Income Fund (the “Fund”) is organized as a series of the Van Kampen Equity Trust II (the “Trust”), a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek current income and its secondary investment objective is to seek long-term capital appreciation. The Fund invests primarily in a portfolio of equity securities of U.S. issuers and utilizes an option writing strategy to enhance current distributions. The Fund commenced operations on June 26, 2006. The Fund offers Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments in securities and written options listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities for which the last sale price is not available are valued at the mean of the last reported bid and asked price. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Purchased options are valued at the last sale price while written options that are not listed on a securities exchange are valued by independent broker quotes. Future contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expenses Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses

Van Kampen Equity Premium Income Fund
Notes to Financial Statements  ■  August 31, 2008  continued

of the Fund are allocated on a pro rata basis to each class of shares except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. The Fund adopted the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes on February 29, 2008. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the three year period ended August 31, 2008, remains subject to examination by taxing authorities.
At August 31, 2008, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$488,502,084

Gross tax unrealized appreciation	$8,939,103
Gross tax unrealized depreciation	(100,662,399)

Net tax unrealized depreciation on investments	$(91,723,296)

E. Distribution of Income and Gains The Fund declares and pays monthly dividends from investment company taxable income, which generally includes qualified dividend income, ordinary income, short-term capital gains, including a portion of premiums received from written options. Realized short-term gains are considered ordinary income for tax purposes. Net realized long-term capital gains, if any, are distributed at least annually.
The tax character of distributions paid during the years ended August 31, 2008 and 2007 were as follows:

	2008	2007

Distributions paid from:
Ordinary income	$33,211,614	$17,154,915

Permanent differences, primarily due to the reclassification of income items resulted in the following reclassifications among the Fund’s components of net assets at August 31, 2008:

Accumulated Undistributed	Accumulated Net
Net Investment Income	Realized Loss	Capital

$(353)	$353	$-0-

Van Kampen Equity Premium Income Fund
Notes to Financial Statements  ■  August 31, 2008  continued

As of August 31, 2008, the component of distributable earnings on a tax basis was as follows:

Undistributed ordinary income	$2,383,612

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and gains or losses recognized for tax purposes on open options transactions on August 31, 2008.

F. Credits Earned on Cash Balances During the year ended August 31, 2008, the Fund’s custody fee was reduced by $2,815 as a result of credits earned on cash balances.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	.70%
Next $500 million	.65%
Over $1 billion	.60%

The Adviser has agreed to waive all expenses in excess of 1.24% of Class A average net assets, 1.99% of Class B average net assets, 1.99% of Class C average net assets and .99% of Class I average net assets. This waiver is voluntary and can be discontinued at any time. For the year ended August 31, 2008, the Adviser did not waive any of its advisory fees.
For the year ended August 31, 2008, the Fund recognized expenses of approximately $11,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended August 31, 2008, the Fund recognized expenses of approximately $83,000 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively ”Van Kampen”) cost of providing accounting services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended August 31, 2008, the Fund recognized expenses of approximately $191,200 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and trustees of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

Van Kampen Equity Premium Income Fund
Notes to Financial Statements  ■  August 31, 2008  continued

The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $15,500 are included in “Other” assets on the Statement of Assets and Liabilities at August 31, 2008. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the year ended August 31, 2008, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $196,300 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $333,800. Sales charges do not represent expenses of the Fund.

3. Capital Transactions
For the years ended August 31, 2008 and 2007, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	August 31, 2008		August 31, 2007
	Shares	Value	Shares	Value

Sales:
Class A	12,143,479	$124,824,352	27,131,672	$295,840,335
Class B	983,351	10,075,130	2,756,442	29,920,708
Class C	4,828,188	49,697,688	13,920,082	151,153,614
Class I	620,935	6,246,057	229,254	2,474,756

Total Sales	18,575,953	$190,843,227	44,037,450	$479,389,413

Dividend Reinvestment:
Class A	1,719,784	$17,028,224	787,815	$8,557,230
Class B	158,258	1,550,658	76,012	821,444
Class C	771,839	7,557,800	337,126	3,648,230
Class I	9,853	97,234	5,656	60,595

Total Dividend Reinvestment	2,659,734	$26,233,916	1,206,609	$13,087,499

Repurchases:
Class A	(15,630,504)	$(152,595,072)	(3,801,099)	$(41,270,485)
Class B	(1,205,234)	(11,765,756)	(381,114)	(4,120,224)
Class C	(4,841,567)	(46,599,023)	(997,946)	(10,756,827)
Class I	(432,786)	(4,149,380)	(246,332)	(2,667,757)

Total Repurchases	(22,110,091)	$(215,109,231)	(5,426,491)	$(58,815,293)

Van Kampen Equity Premium Income Fund
Notes to Financial Statements  ■  August 31, 2008  continued

4. Redemption Fee
Until November 3, 2008, the Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended August 31, 2008, the Fund received redemption fees of approximately $6,100 which are reported as part of “Cost of Shares Repurchased” on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01. The redemption fee will no longer be applied after November 3, 2008.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $373,052,603 and $375,666,975, respectively.

6. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, to earn income, to facilitate portfolio management and to mitigate risks. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized. Summarized below are the specific types of derivative financial instruments used by the Fund.

A. Futures Contracts A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on stock indices and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
Transactions in futures contracts for the year ended August 31, 2008, were as follows:

Contracts

Outstanding at August 31, 2007	79
Futures Opened	3,355
Futures Closed	(3,434)

Outstanding at August 31, 2008	-0-

B. Option Contracts The Fund may write call and put options on stock indices, futures, securities, or currencies it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to

Van Kampen Equity Premium Income Fund
Notes to Financial Statements  ■  August 31, 2008  continued

decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying stock indices, futures, securities or currency transactions to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.
Transactions in written call options were as follows:

	Number of	Premium
	Contracts	Received

Options outstanding at August 31, 2007	3,350,011	$5,150,020
Options written	33,138,710	70,568,750
Options terminated in closing purchase transactions	(624,541)	(964,855)
Options exercised	(14,471,089)	(31,484,463)
Options expired	(20,432,072)	(38,047,318)

Options outstanding at August 31, 2008	961,019	$5,222,134

7. Distributions and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $849,400 and $197,200 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Accounting Pronouncements
In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after

Van Kampen Equity Premium Income Fund
Notes to Financial Statements  ■  August 31, 2008  continued

November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of August 31, 2008, the Adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of Operations for a fiscal period.
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

Van Kampen Equity Premium Income Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Equity Premium Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Equity Premium Income Fund (the Fund) (one of the portfolios constituting, the Van Kampen Equity Trust II) as of August 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the two years in the period then ended and for the period from June 26, 2006 (commencement of operations) through August 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Equity Premium Income Fund of the Van Kampen Equity Trust II at August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from June 26, 2006 (commencement of operations) through August 31, 2006, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
October 21, 2008

Van Kampen Equity Premium Income Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Jerry W. Miller
President and Principal Executive Officer
Dennis Shea
Vice President
Kevin Klingert
Vice President
Amy R. Doberman
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended August 31, 2008. For corporate shareholders 23% of the distributions qualify for the dividends received deduction. Certain ordinary dividends paid by the Fund may be treated as qualified dividend income and will therefore be subject to a maximum tax rate of 15%. The Fund intends to designate up to a maximum of $7,344,112 as taxed at a maximum of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen Equity Premium Income Fund
Trustee and Officer Information

The business and affairs of each Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of each Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees:
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (63) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2006	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Van Kampen Equity Premium Income Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jerry D. Choate (70) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 2006	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (67) CAC, L.L.C. 4350 La Jolla Village Drive Suite 980 San Diego, CA 92122-6223	Trustee	Trustee since 2006	President of CAC, L.L.C., a private company offering capital investment and management advisory services.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc. and Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Van Kampen Equity Premium Income Fund
Trustee and Officer Information continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Linda Hutton Heagy†† (60) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 2006	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (56) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 2006	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (72) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2006	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Van Kampen Equity Premium Income Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jack E. Nelson (72) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 2006	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (67) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2006	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Van Kampen Equity Premium Income Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (66) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 2006	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

Van Kampen Equity Premium Income Fund
Trustee and Officer Information continued
Interested Trustees:*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Trustee	Trustee since 2006	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

††	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Van Kampen Equity Premium Income Fund
Trustee and Officer Information  continued

Officers:
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	each Fund	Served	During Past 5 Years

Jerry W. Miller (47) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex and Director of Van Kampen Investments since June 2008. President and Chief Executive Officer of Van Kampen Investments and Director, Managing Director, Chief Executive Officer and President of Van Kampen Funds, Inc. since March 2008. Central Division Director for Morgan Stanley’s Global Wealth Management Group from March 2006 to June 2008. Previously, Chief Operating Officer of the global proprietary business of Merrill Lynch Investment Management from 2002 to 2006.

Dennis Shea (55) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2006	Managing Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., the Adviser and Van Kampen Advisors Inc. Chief Investment Officer-Global Equity of the same entities since February 2006. Vice President of Morgan Stanley Institutional and Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing Director and Director of Global Equity Research at Morgan Stanley from April 2000 to February 2006.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Chief Operating Officer of the Fixed Income portion of Morgan Stanley Investment Management Inc. since May 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007. Assistant Vice President municipal portfolio manager at Merrill Lynch from March 1985 to October 1991.

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2006	Managing Director and General Counsel - U.S. Investment Management; Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisors Inc. and the Adviser. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004 and General Counsel of Aeltus Investment Management, Inc. from January 1997 to July 2000.

Van Kampen Equity Premium Income Fund
Trustee and Officer Information continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	each Fund	Served	During Past 5 Years

Stefanie V. Chang Yu (41) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2006	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (53) 1 Parkview Plaza — Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 2006	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (46) 1 Parkview Plaza — Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

Van Kampen Equity Premium Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

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Van Kampen Equity Premium Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Equity Premium Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

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Van Kampen Equity Premium Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

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Van Kampen Equity Premium Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

110, 210, 310, 610
EPIANN 10/08
IU08-05137P-Y08/08

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Core Growth Fund, performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of August 31, 2008.

This material must be preceded or accompanied by a Class A, B, and C share or Class I and R share prospectus for the fund being offered. The prospectuses contain information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 8/31/08

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the Russell 1000® Growth Index from 6/30/08 (first month-end after inception) through 8/31/08. Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares		I Shares	R Shares
	since 6/30/08		since 6/30/08		since 6/30/08		since 6/30/08	since 6/30/08
		w/max		w/max		w/max
	w/o	5.75%	w/o	5.00%	w/o	1.00%	w/o	w/o
Average Annual	sales	sales	sales	sales	sales	sales	sales	sales
Total Returns	charges	charge	charges	charge	charges	charge	charges	charges

Since Inception	–4.60%	–10.08%	–4.60%	–9.37%	–4.60%	–5.55%	–4.50%	–4.60%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please call 800.847.2424 or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class R shares are available for purchase by investors through or in tax exempt retirement plans (401(k) plans, 457 plans, defined benefit plans, profit sharing and money purchase pension plans, non-qualified deferred compensation plans, and employer sponsored 403(b) plans). Class R shares are offered without any sales charges on purchases or sales. The combined Rule 12b-1 fees and service fees for Class R shares is up to 0.50 percent. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the funds returns would have been lower. Figures shown above assume reinvestment of all dividends and capital gains. Periods of less than one year are not annualized.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe and includes those Russell 1000® Index companies with higher price-to-book ratios and higher expected growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

1

Fund Report
For the period since inception (June 30, 2008) through August 31, 2008

Market Conditions

The Fund launched at a turbulent time in the U.S. stock market. Investors remained deeply concerned about the troubled financial sector, the still-falling real estate market, and rising inflation, which contributed to the market’s volatility for most of 2008. In July, oil prices retreated from all-time highs, which did little to soothe investors’ jitters given that the ease in prices was driven by expectations for a slower global economy. Additionally, solvency issues at Fannie Mae and Freddie Mac, which together own or guarantee almost half of the country’s home loans, put another damper on investor sentiment. Against this backdrop, the market stayed relatively flat in the first two months of the Fund’s operating history.

The financial crisis that has roiled capital markets since 2007 only intensified from September onward. Overnight lending rates rose to extreme levels and inter-bank lending effectively came to a halt as banks refused to lend, raising borrowing costs and hampering economic activity around the world. Banks and other large financial institutions worldwide faced collapse and, in some cases, outright nationalization as governments moved to attempt to shore up the financial system and to protect depositors. Indeed, recent weeks have seen announcements of an array of government actions around the world to support the orderly functioning of credit activity. Volatility in the capital markets has remained elevated, with the CBOE VIX index of equity volatility reaching record levels while a sustained flight to quality briefly sent short-term Treasury yields to negative rates. Such volatility could well remain a significant feature of the markets until the crisis abates.
Performance Analysis

All share classes of Van Kampen Core Growth Fund underperformed the Russell 1000® Growth Index for the period since inception, June 30, 2008, through August 31, 2008, assuming no deduction of applicable sales charges.

Total returns for the period since inception (June 30, 2008) through August 31, 2008

					Russell 1000®
Class A	Class B	Class C	Class I	Class R	Growth Index

–4.60%	–4.60%	–4.60%	–4.50%	–4.60%	–0.84%

The performance for the five share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

2

For the period since inception, the Fund underperformed the Russell 1000® Growth Index primarily because of stock selection. Sector allocations, which derive solely from stock selection, also had a negative effect on relative performance.

In particular, although an overweight allocation to the consumer discretionary sector was beneficial, stock selection in the sector was the key detractor for the period. Holdings in retail, commercial services, and hotel/motel were primarily responsible. Similarly, an overweight allocation in the financial services sector added to relative performance but was more than offset by negative stock selection there. Within the sector, holdings in financial data processing services and financial information services were detrimental. The consumer staples sector also dampened performance due to a holding in a weak-performing food company and an avoidance of household and personal product companies.

However, the Fund did have better results elsewhere. In the materials and processing sector, stock selection and an underweight position contributed positively to relative performance. Here, a holding in a building materials stock drove the gain, and an avoidance of both steel and agriculture fishing and ranching stocks helped the Fund sidestep declining returns in those groups. Stock selection and an overweight allocation in the autos and transportation sector were also advantageous, largely driven by holdings in railroad companies. Finally, by avoiding the weak-performing integrated oils sector, the Fund was not exposed to the sector’s losses during the period.

At the end of the period, financial services represented the largest sector weight in the Fund, followed by consumer discretionary and multi-industry sectors.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Top 10 Holdings as of 8/31/08

MasterCard, Inc., Class A	5.8%
Brookfield Asset Management, Inc., Class A	5.3
Ultra Petroleum Corp.	5.0
Leucadia National Corp.	5.0
Loews Corp.	4.6
Berkshire Hathaway, Inc., Class B	4.5
American Express Co.	4.1
Starbucks Corp.	4.0
eBay, Inc.	3.9
Burlington Northern Santa Fe Corp.	3.4

Summary of Investments by Industry Classification as of 8/31/08

Internet Software & Services	6.4%
Railroads	6.3
Consumer Finance	6.0
Data Processing & Outsourced Services	5.8
Restaurants	5.7
Real Estate Management & Development	5.3
Oil & Gas Exploration & Production	5.0
Multi-Sector Holdings	5.0
Construction Materials	4.7
Multi-Line Insurance	4.6
Property & Casualty Insurance	4.5
Tobacco	4.2
Life Sciences Tools & Services	3.3
Internet Retail	3.1
Communications Equipment	2.8
Hypermarkets & Super Centers	2.5
Food Retail	2.5
Apparel, Accessories & Luxury Goods	2.5
Distillers & Vintners	2.3
Gas Utilities	1.9
Other Diversified Financial Services	1.8
Apparel Retail	1.7
Health Care Equipment	1.7
Asset Management & Custody Banks	1.7
Health Care Supplies	1.6
Footwear	1.4

Total Long-Term Investments	94.3
Total Repurchase Agreements	6.6

Total Investments	100.9
Liabilities in Excess of Other Assets	(0.9)

Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

4

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

5

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

6

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 3/1/08 - 8/31/08.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	3/1/08	8/31/08	3/1/08-8/31/08
Class A
Actual	$1,000.00	$954.00	$2.15
Hypothetical	1,000.00	1,018.60	6.60
(5% annual return before expenses)

Class B
Actual	1,000.00	954.00	2.78
Hypothetical	1,000.00	1,016.69	8.52
(5% annual return before expenses)

Class C
Actual	1,000.00	954.00	2.48
Hypothetical	1,000.00	1,017.60	7.61
(5% annual return before expenses)

Class I
Actual	1,000.00	955.00	1.74
Hypothetical	1,000.00	1,019.86	5.33
(5% annual return before expenses)

Class R
Actual	1,000.00	954.00	2.57
Hypothetical	1,000.00	1,017.34	7.86
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.30%, 1.68%, 1.50%, 1.05% and 1.55% for Class A, B, C, I and R Shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period) except for “Actual” information which reflects the period from Commencement of Operations through August 31, 2008. These expense ratios reflect an expense waiver. The expense ratios for Class B and Class C Shares reflect actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

7

Investment Advisory Agreement Approval

The Investment Company Act of 1940 requires that the investment advisory agreement between the Fund and its investment adviser be approved both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At a meeting held on April 15, 2008, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser, at the request of the Board and Fund counsel, relating to the investment advisory agreement review process. The Board also considered information received about the model portfolio, the investment strategy, portfolio management team and projected fees and expenses of the Fund.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services to be provided by the investment adviser, the projected fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s projected expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are to be shared with the Fund’s shareholders, and the propriety of proposed breakpoints in the Fund’s investment advisory schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus projected assets of the Fund. The Board of Trustees also reviewed the potential benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates may derive from their relationship with the Fund. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

8

Nature, Extent and Quality of the Services to be Provided. The Board of Trustees considered the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions anticipated to be servicing the Fund. The trustees discussed with the investment adviser the resources available in managing the Fund. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discussed certain other services which are to be provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services to be provided by the investment adviser support its decision to approve the investment advisory agreement.

Projected Fees and Expenses of the Fund. The Board of Trustees reviewed the projected fees and expenses of the Fund compared to its peers. The trustees discussed with the investment adviser the performance goals in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser discussed emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance). The trustees discussed with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees reviewed not only the advisory fees but other projected fees and expenses (whether payable to the adviser, its affiliates or others) and the Fund’s overall projected expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the projected fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees expect to review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. At least annually, the trustees discuss with the investment adviser its projected revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s projected expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. The Board of Trustees considered the projected size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. The trustees discussed with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has

9

determined that its review of the potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. The Board of Trustees considered other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees reviewed with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

10

Van Kampen Core Growth Fund
Portfolio of Investments  ■  August 31, 2008

	Number of
Description	Shares	Value

Common Stocks 94.3%
Apparel, Accessories & Luxury Goods 2.5%
Coach, Inc. (a)	4,324	$125,353

Apparel Retail 1.7%
Abercrombie & Fitch Co., Class A	1,661	87,119

Asset Management & Custody Banks 1.7%
Franklin Resources, Inc.	829	86,630

Communications Equipment 2.8%
Cisco Systems, Inc. (a)	5,822	140,019

Construction Materials 4.7%
Cemex, SAB de CV—ADR (Mexico) (a)	5,255	105,363
Martin Marietta Materials, Inc.	1,167	131,754

		237,117

Consumer Finance 6.0%
American Express Co.	5,235	207,725
Redecard, SA (Brazil)	5,599	99,717

		307,442

Data Processing & Outsourced Services 5.8%
MasterCard, Inc., Class A	1,221	296,154

Distillers & Vintners 2.3%
Diageo PLC—ADR (United Kingdom)	1,566	116,510

Food Retail 2.5%
Tesco PLC (United Kingdom)	18,270	126,744

Footwear 1.4%
NIKE, Inc., Class B	1,212	73,459

Gas Utilities 1.9%
Questar Corp.	1,844	95,685

Health Care Equipment 1.7%
Zimmer Holdings, Inc. (a)	1,198	86,723

Health Care Supplies 1.6%
Millipore Corp. (a)	1,114	83,561

Hypermarkets & Super Centers 2.5%
Costco Wholesale Corp.	1,891	126,810

Internet Retail 3.1%
Amazon.com, Inc. (a)	1,953	157,822

11
See Notes to Financial Statements

Van Kampen Core Growth Fund
Portfolio of Investments  ■  August 31, 2008  continued

	Number of
Description	Shares	Value

Internet Software & Services 6.4%
eBay, Inc. (a)	7,949	$198,169
Google, Inc., Class A (a)	277	128,331

		326,500

Life Sciences Tools & Services 3.3%
Thermo Fisher Scientific, Inc. (a)	2,778	168,236

Multi-Line Insurance 4.6%
Loews Corp.	5,401	234,565

Multi-Sector Holdings 5.0%
Leucadia National Corp.	5,519	255,475

Oil & Gas Exploration & Production 5.0%
Ultra Petroleum Corp. (Canada) (a)	3,764	256,517

Other Diversified Financial Services 1.8%
BM&F BOVESPA SA (Brazil)	12,250	93,491

Property & Casualty Insurance 4.5%
Berkshire Hathaway, Inc., Class B (a)	58	226,316

Railroads 6.3%
Burlington Northern Santa Fe Corp.	1,607	172,592
Canadian National Railway Co. (Canada)	2,813	147,767

		320,359

Real Estate Management & Development 5.3%
Brookfield Asset Management, Inc., Class A (Canada)	8,698	269,116

Restaurants 5.7%
McDonald’s Corp.	1,419	87,978
Starbucks Corp. (a)	13,076	203,463

		291,441

Tobacco 4.2%
British American Tobacco PLC—ADR (United Kingdom)	1,803	122,604
Philip Morris International, Inc.	1,668	89,572

		212,176

Total Long-Term Investments 94.3% (Cost $5,026,953)		4,801,340

12
See Notes to Financial Statements

Van Kampen Core Growth Fund
Portfolio of Investments  ■  August 31, 2008  continued

Description	Value

Repurchase Agreements 6.6%
Banc of America Securities ($103,949 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.08%, dated 08/29/08, to be sold on 09/02/08 at $103,973)	$103,949
Citigroup Global Markets, Inc. ($103,949 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.10%, dated 08/29/08, to be sold on 09/02/08 at $103,973)	103,949
JPMorgan Chase & Co. ($31,185 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.11%, dated 08/29/08, to be sold on 09/02/08 at $31,192)	31,185
State Street Bank & Trust Co. ($96,917 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.75%, dated 08/29/08, to be sold on 09/02/08 at $96,936)	96,917

Total Repurchase Agreements 6.6% (Cost $336,000)	336,000

Total Investments 100.9% (Cost $5,362,953)	5,137,340

Liabilities in Excess of Other Assets (0.9%)	(43,749)

Net Assets 100.0%	$5,093,591

Percentages are calculated as a percentage of net assets.

Securities with total market value equal to $126,744 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees.

(a)	Non-income producing security.

ADR—American Depositary Receipt

13
See Notes to Financial Statements

Van Kampen Core Growth Fund
Financial Statements

Statement of Assets and Liabilities
August 31, 2008

Assets:
Total Investments (Cost $5,362,953)	$5,137,340
Cash	751
Receivables:
Expense Reimbursement from Adviser	59,002
Dividends	5,390
Interest	56
Unamortized Offering Costs	160,216
Other	1,121

Total Assets	5,363,876

Liabilities:
Payables:
Distributor and Affiliates	7,797
Offering Costs	193,000
Trustees’ Deferred Compensation and Retirement Plans	2,232
Accrued Expenses	67,256

Total Liabilities	270,285

Net Assets	$5,093,591

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$5,295,556
Accumulated Undistributed Net Investment Income	38,049
Accumulated Net Realized Loss	(14,406)
Net Unrealized Depreciation	(225,608)

Net Assets	$5,093,591

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $363,110 and 38,045 shares of beneficial interest issued and outstanding)	$9.54
Maximum sales charge (5.75%* of offering price)	0.58

Maximum offering price to public	$10.12

Class B Shares:
Net asset value and offering price per share (Based on net assets of $95,383 and 10,000 shares of beneficial interest issued and outstanding)	$9.54

Class C Shares:
Net asset value and offering price per share (Based on net assets of $147,424 and 15,456 shares of beneficial interest issued and outstanding)	$9.54

Class I Shares:
Net asset value and offering price per share (Based on net assets of $4,392,271 and 460,000 shares of beneficial interest issued and outstanding)	$9.55

Class R Shares:
Net asset value and offering price per share (Based on net assets of $95,403 and 10,000 shares of beneficial interest issued and outstanding)	$9.54

*	On sales of $50,000 or more, the sales charge will be reduced.

14
See Notes to Financial Statements

Van Kampen Core Growth Fund
Financial Statements  continued

Statement of Operations
For the Period June 30, 2008 (Commencement of Operations) to August 31, 2008

Investment Income:
Dividends (Net of foreign withholding taxes of $252)	$9,359
Interest	1,245

Total Income	10,604

Expenses:
Professional Fees	40,705
Offering Costs	32,784
Reports to Shareholders	19,650
Registration Fees	7,626
Accounting and Administrative Expenses	7,434
Investment Advisory Fee	6,386
Trustees’ Fees and Related Expenses	5,456
Transfer Agent Fees	4,348
Custody	682
Distribution (12b-1) and Service Fees
Class A	144
Class B	101
Class C	81
Class R	81
Other	2,581

Total Expenses	128,059
Expense Reduction	118,712

Net Expenses	9,347

Net Investment Income	$1,257

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(14,406)
Foreign Currency Transactions	2,292

Net Realized Loss	(12,114)

Unrealized Appreciation/Depreciation:
Beginning of the Period:	-0-

End of the Period:
Investments	(225,613)
Foreign Currency Translation	5

(225,608)

Net Unrealized Depreciation During the Period	(225,608)

Net Realized and Unrealized Loss	$(237,722)

Net Decrease in Net Assets From Operations	$(236,465)

15
See Notes to Financial Statements

Van Kampen Core Growth Fund
Financial Statements  continued

Statement of Changes in Net Assets

For the Period
June 30, 2008
(Commencement of
Operations) to
August 31, 2008

From Investment Activities:
Operations:
Net Investment Income	$1,257
Net Realized Loss	(12,114)
Net Unrealized Depreciation During the Period	(225,608)

Change in Net Assets from Operations	(236,465)

Net Change in Net Assets from Investment Activities	(236,465)

From Capital Transactions:
Proceeds from Shares Sold	5,330,056

Net Change in Net Assets from Capital Transactions	5,330,056

Total Increase in Net Assets	5,093,591
Net Assets:
Beginning of the Period	-0-

End of the Period (Including accumulated undistributed net investment income of $38,049)	$5,093,591

16
See Notes to Financial Statements

Van Kampen Core Growth Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

	June 30, 2008
	(Commencement of
	Operations) to
Class A Shares	August 31, 2008

Net Asset Value, Beginning of the Period	$10.00

Net Investment Loss (a)	-0-	(c)
Net Realized and Unrealized Loss	(0.46)

Total from Investment Operations	(0.46)

Net Asset Value, End of the Period	$9.54

Total Return* (b)	–4.60%	**
Net Assets at End of the Period (In millions)	$0.4
Ratio of Expenses to Average Net Assets*	1.30%
Ratio of Net Investment Loss to Average Net Assets*	(0.06%	)
Portfolio Turnover	2%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	15.46%
Ratio of Net Investment Loss to Average Net Assets	(14.22%	)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total return would be lower. This return includes combined Rule 12b-1 fees and service fees of up to .25% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount is less than $0.01 per share.

17
See Notes to Financial Statements

Van Kampen Core Growth Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

	June 30, 2008
	(Commencement of
	Operations) to
Class B Shares	August 31, 2008

Net Asset Value, Beginning of the Period	$10.00

Net Investment Loss (a)	(0.01)
Net Realized and Unrealized Loss	(0.45)

Total from Investment Operations	(0.46)

Net Asset Value, End of the Period	$9.54

Total Return* (b)	–4.60%	(c)**
Net Assets at End of the Period (In millions)	$0.1
Ratio of Expenses to Average Net Assets*	1.68%	(c)
Ratio of Net Investment Loss to Average Net Assets*	(0.43%	)(c)
Portfolio Turnover	2%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	15.60%	(c)
Ratio of Net Investment Loss to Average Net Assets	(14.35%	)(c)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total return would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

18
See Notes to Financial Statements

Van Kampen Core Growth Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

	June 30, 2008
	(Commencement of
	Operations) to
Class C Shares	August 31, 2008

Net Asset Value, Beginning of the Period	$10.00

Net Investment Loss (a)	-0-	(c)
Net Realized and Unrealized Loss	(0.46)

Total from Investment Operations	(0.46)

Net Asset Value, End of the Period	$9.54

Total Return* (b)	–4.60%	(d)**
Net Assets at End of the Period (In millions)	$0.1
Ratio of Expenses to Average Net Assets*	1.50%	(d)
Ratio of Net Investment Loss to Average Net Assets*	(0.20%	)(d)
Portfolio Turnover	2%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	15.79%	(d)
Ratio of Net Investment Loss to Average Net Assets	(14.49%	)(d)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total return would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount is less than $0.01 per share.

(d)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

19
See Notes to Financial Statements

Van Kampen Core Growth Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

	June 30, 2008
	(Commencement of
	Operations) to
Class I Shares	August 31, 2008

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	-0-	(c)
Net Realized and Unrealized Loss	(0.45)

Total from Investment Operations	(0.45)

Net Asset Value, End of the Period	$9.55

Total Return* (b)	–4.50%	**
Net Assets at End of the Period (In millions)	$4.4
Ratio of Expenses to Average Net Assets*	1.05%
Ratio of Net Investment Income to Average Net Assets*	0.20%
Portfolio Turnover	2%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	14.97%
Ratio of Net Investment Loss to Average Net Assets	(13.72%	)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. This return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount is less than $0.01 per share.

20
See Notes to Financial Statements

Van Kampen Core Growth Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

	June 30, 2008
	(Commencement of
	Operations) to
Class R Shares	August 31, 2008

Net Asset Value, Beginning of the Period	$10.00

Net Investment Loss (a)	(0.01)
Net Realized and Unrealized Loss	(0.45)

Total from Investment Operations	(0.46)

Net Asset Value, End of the Period	$9.54

Total Return* (b)	–4.60%	**
Net Assets at End of the Period (In millions)	$0.1
Ratio of Expenses to Average Net Assets*	1.55%
Ratio of Net Investment Loss to Average Net Assets*	(0.31%	)
Portfolio Turnover	2%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	15.47%
Ratio of Net Investment Loss to Average Net Assets	(14.23%	)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. This return includes combined Rule 12b-1 fees and service fees of up to .50% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

21
See Notes to Financial Statements

Van Kampen Core Growth Fund
Notes to Financial Statements  ■  August 31, 2008

1. Significant Accounting Policies
Van Kampen Core Growth Fund (the “Fund”) is organized as a series of Van Kampen Equity Trust II, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek long-term capital appreciation. The Fund invests primarily in equity securities of large capitalization companies. The Fund commenced investment operations on June 30, 2008. The Fund offers Class A Shares, Class B Shares, Class C Shares, Class I Shares and Class R Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to

22

Van Kampen Core Growth Fund
Notes to Financial Statements  ■  August 31, 2008  continued

the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expenses Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. The Fund adopted the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes on June 30, 2008. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states.
At August 31, 2008, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$5,362,953

Gross tax unrealized appreciation	$112,304
Gross tax unrealized depreciation	(337,917)

Net tax unrealized depreciation on investments	$(225,613)

E. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.
There were no taxable distributions paid during the period ended August 31, 2008.
Permanent differences, primarily due to start up and organizational costs, resulted in the following reclassifications among the Fund’s components of net assets at August 31, 2008:

Accumulated Undistributed	Accumulated
Net Investment Income	Net Realized Loss	Capital

$36,792	$(2,292)	$(34,500)

23

Van Kampen Core Growth Fund
Notes to Financial Statements  ■  August 31, 2008  continued

As of August 31, 2008, the component of distributable earnings on a tax basis was as follows:

Undistributed ordinary income	$40,281

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post-October losses of $14,406, which are not recognized for tax purposes until the first day of the following fiscal year.

F. Foreign Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of the foreign currency and the amount realized between trade date and settlement date on security transactions. Income and expenses are translated at rates prevailing when accrued.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $750 million	.75%
Next $750 million	.70%
Over $1.5 billion	.65%

The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 1.30%, 1.68%, 1.50%, 1.05%, and 1.55% for Classes A, B, C, I, and R Shares, respectively. The fee waivers or expense reimbursements are voluntary and can be discontinued at any time. For the period ended August 31, 2008, the adviser waived or reimbursed approximately $118,700 of advisory fees or other expenses.
For the period ended August 31, 2008, the Fund did not recognize any expenses representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the period ended August 31, 2008, the Fund recognized expenses of approximately $12,800 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees”

24

Van Kampen Core Growth Fund
Notes to Financial Statements  ■  August 31, 2008  continued

on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended August 31, 2008, the Fund recognized expenses of approximately $3,700 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $1,100 are included in “Other” assets on the Statement of Assets and Liabilities at August 31, 2008. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the period ended August 31, 2008, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $100 and no contingent deferred sales charges (CDSC) on redeemed shares. Sales charges do not represent expenses of the Fund.
At August 31, 2008, Morgan Stanley Investment Management, Inc., an affiliate of the Adviser, owned 10,000 shares of Class A, 10,000 shares of Class B, 10,000 shares of Class C, 460,000 shares of Class I, and 10,000 shares of Class R.

3. Capital Transactions
For the period ended August 31, 2008, transactions were as follows:

	For the Period
	June 30, 2008
	(Commencement of
	Operations) to
	August 31, 2008
	Shares	Value

Sales:
Class A	38,045	$378,720
Class B	10,000	100,000
Class C	15,456	151,336
Class I	460,000	4,600,000
Class R	10,000	100,000

Total Sales	533,501	$5,330,056

25

Van Kampen Core Growth Fund
Notes to Financial Statements  ■  August 31, 2008  continued

4. Redemption Fee
Until November 3, 2008, the Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the period ended August 31, 2008, the Fund did not receive any redemption fees. The redemption fee will no longer be applied after November 3, 2008.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $5,131,808 and $90,450, respectively.

6. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares, Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to .50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
All distribution expenses incurred by the Distributor have been reimbursed by the Fund which has resulted in a reduced distribution fee for both Class B and Class C Shares. To the extent distribution expenses are incurred by the Distributor in the future, these amounts may be recovered from subsequent payments under the distribution plan or CDSC.

7. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Accounting Pronouncements
In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of August 31, 2008, the Adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of Operations for a fiscal period.
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

26

Van Kampen Core Growth Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Core Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Core Growth Fund (the Fund) (one of the portfolios constituting the Van Kampen Equity Trust II) as of August 31, 2008, and the related statement of operations, the statements of changes in net assets and the financial highlights from June 30, 2008 (commencement of operations) through August 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Core Growth Fund of the Van Kampen Equity Trust II at August 31, 2008, the results of its operations, the changes in its net assets, and its financial highlights for the period from June 30, 2008 (commencement of operations) through August 31, 2008, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
October 21, 2008

27

Van Kampen Core Growth Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Jerry W. Miller
President and Principal Executive Officer
Dennis Shea
Vice President
Kevin Klingert
Vice President
Amy R. Doberman
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

28

Van Kampen Core Growth Fund
Trustee and Officer Information

The business and affairs of each Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of each Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees:
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (63) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2008	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

29

Van Kampen Core Growth Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jerry D. Choate (70) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 2008	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (67) CAC, L.L.C. 4350 La Jolla Village Drive Suite 980 San Diego, CA 92122-6223	Trustee	Trustee since 2008	President of CAC, L.L.C., a private company offering capital investment and management advisory services.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc. and Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

30

Van Kampen Core Growth Fund
Trustee and Officer Information continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Linda Hutton Heagy†† (60) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 2008	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (56) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 2008	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (72) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2008	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

31

Van Kampen Core Growth Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jack E. Nelson (72) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 2008	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (67) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2008	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

32

Van Kampen Core Growth Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (66) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 2008	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

33

Van Kampen Core Growth Fund
Trustee and Officer Information continued
Interested Trustees:*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Trustee	Trustee since 2008	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

††	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

34

Van Kampen Core Growth Fund
Trustee and Officer Information  continued

Officers:
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	each Fund	Served	During Past 5 Years

Jerry W. Miller (47) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex and Director of Van Kampen Investments since June 2008. President and Chief Executive Officer of Van Kampen Investments and Director, Managing Director, Chief Executive Officer and President of Van Kampen Funds, Inc. since March 2008. Central Division Director for Morgan Stanley’s Global Wealth Management Group from March 2006 to June 2008. Previously, Chief Operating Officer of the global proprietary business of Merrill Lynch Investment Management from 2002 to 2006.

Dennis Shea (55) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Managing Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., the Adviser and Van Kampen Advisors Inc. Chief Investment Officer-Global Equity of the same entities since February 2006. Vice President of Morgan Stanley Institutional and Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing Director and Director of Global Equity Research at Morgan Stanley from April 2000 to February 2006.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Chief Operating Officer of the Fixed Income portion of Morgan Stanley Investment Management Inc. since May 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007. Assistant Vice President municipal portfolio manager at Merrill Lynch from March 1985 to October 1991.

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Managing Director and General Counsel - U.S. Investment Management; Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisors Inc. and the Adviser. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004 and General Counsel of Aeltus Investment Management, Inc. from January 1997 to July 2000.

35

Van Kampen Core Growth Fund
Trustee and Officer Information continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	each Fund	Served	During Past 5 Years

Stefanie V. Chang Yu (41) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2008	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (53) 1 Parkview Plaza — Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 2008	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (46) 1 Parkview Plaza — Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2008	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

36

Van Kampen Core Growth Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

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An Important Notice Concerning Our
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•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

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If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

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If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

156, 256, 315, 626, 515
CGANN 10/08
IU08-05069P-Y08/08

Item 2. Code of Ethics.
(a) The Trust has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.
(b)	No information need be disclosed pursuant to this paragraph.

(c)	Due to personnel changes at the Adviser, the list of covered officers set forth in Exhibit B was amended in June 2008 and the general counsel’s designee set forth in Exhibit C was amended in January 2008. Both editions of Exhibit B and both editions of Exhibit C are attached.

(d)	Not applicable.

(e)	Not applicable.

(f)
(1)	The Trust’s Code of Ethics is attached hereto as Exhibit 12(1).

(2)	Not applicable.

(3)	Not applicable.
Item 3. Audit Committee Financial Expert.
The Trust’s Board of Trustees has determined that it has three “audit committee financial experts” serving on its audit committee, each of whom are “independent” Trustees : Rod Dammeyer, Jerry D. Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.
(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:
2008

	Registrant		Covered Entities(1)
Audit Fees	$203,100		N/A

Non-Audit Fees
Audit-Related Fees	$0		$300,200	(2)
Tax Fees	$19,700	(3)	$144,357	(4)
All Other Fees	$0		$694,038	(5)
Total Non-Audit Fees	$19,700		$1,138,595

Total	$222,800		$1,138,595
2007

	Registrant		Covered Entities(1)
Audit Fees	$155,800		N/A

Non-Audit Fees
Audit-Related Fees	$0		$781,800	(2)
Tax Fees	$15,450	(3)	$63,070	(4)
All Other Fees	$0		$157,910	(5)
Total Non-Audit Fees	$15,450		$1,002,780

Total	$171,250		$1,002,780

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3)	Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax.

(4)	Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

(5)	All Other Fees represent attestation services provided in connection with performance presentation standards and assistance with compliance policies and procedures.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:
JOINT AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
VAN KAMPEN FUNDS
AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 20041
1. STATEMENT OF PRINCIPLES
     The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.2
     The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.
     For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.
     The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).
     The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
     The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

[1]	This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

[2]	Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

     The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.
2. Delegation
     As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
3. Audit Services
     The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.
     In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
     The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
4. Audit-related Services
     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or, to the extent they are Covered Services, the Covered Entities’ financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.
     The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
5. Tax Services
     The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the

Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.
     Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).
6. All Other Services
     The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.
     The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     A list of the SEC’s prohibited non-audit services is attached to this policy as Appendix B.5. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.
7. Pre-Approval Fee Levels or Budgeted Amounts
     Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).
8. Procedures
     All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.
     The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix B.7. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9. Additional Requirements
     The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.
10. Covered Entities
     Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:
•	Van Kampen Investments Inc.

•	Van Kampen Asset Management

•	Van Kampen Advisors Inc.

•	Van Kampen Funds Inc.

•	Van Kampen Investor Services Inc.

•	Morgan Stanley Investment Management Inc.

•	Morgan Stanley Trust Company

•	Morgan Stanley Investment Management Ltd.

•	Morgan Stanley Investment Management Company

•	Morgan Stanley Asset & Investment Trust Management Company Ltd.
(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (included herein).
(f) Not applicable.
(g) See table above.
(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.
Item 5. Audit Committee of Listed Registrants.
(a) The Trust has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: R. Craig Kennedy, Jerry D. Choate, Rod Dammeyer.
(b) Not applicable.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(1) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen Equity Trust II
By:	/s/ Jerry W. Miller
	Name:	Jerry W. Miller
	Title:	Principal Executive Officer

Date: October 23, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jerry W. Miller
	Name:	Jerry W. Miller
	Title:	Principal Executive Officer

Date: October 23, 2008

By:	/s/ Stuart N. Schuldt
	Name:	Stuart N. Schuldt
	Title:	Principal Financial Officer

Date: October 23, 2008